     As filed with the Securities and Exchange Commission on July 23, 1999
                                                     Registration No. 333-
                                                                       811-7672

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                    U.S. SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   FORM N-14
            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
  [_] Pre-Effective Amendment No.       [_] Post-Effective Amendment No.
                       (Check Appropriate box or boxes)

                                --------------

               Exact Name of Registrant as Specified in Charter:
    THE BLACKROCK NEW YORK INVESTMENT QUALITY MUNICIPAL TRUST INC. ("RNY")

                        Area Code and Telephone Number:
                                (212) 754-5560

                    Address of Principal Executive Offices:
                             Gateway Center Three
                              100 Mulberry Street
                           Newark, New Jersey 07102

                                --------------

                    Name and Address of Agent for Service:
                        Ralph L. Schlosstein, President
                                345 Park Avenue
                           New York, New York 10154

                                --------------

                                  Copies to:
                            Richard T. Prins, Esq.
                   Skadden, Arps, Slate, Meagher & Flom LLP
                               919 Third Avenue
                              New York, NY 10022

                                --------------

                 Approximate Date of Proposed Public Offering:
  As soon as practicable after this Registration Statement becomes effective.

                                --------------

       CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
                                         Proposed       Proposed
                                         Maximum        Maximum
   Title of Securities      Amount Being Offering Price Aggregate      Amount of
   Being Registered         Registered   Per Unit       Offering Price Registration Fee
---------------------------------------------------------------------------------------
   Common Stock ($.01 par
    value).................    67,069       $14.91(1)     $1,000,000         $278
---------------------------------------------------------------------------------------
   Auction Rate Municipal
   Preferred Stock, Series
   F7, (liquidation
   preference $25,000 per
   share)..................         1      $25,000(2)        $25,000           $7
---------------------------------------------------------------------------------------
   Auction Rate Municipal
   Preferred Stock, Series
   F28, (liquidation
   preference $25,000 per
   share)..................         1      $25,000(2)        $25,000           $7
---------------------------------------------------------------------------------------
   Total...................       N/A           N/A       $1,050,000         $292

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-------------------------------------------------------------------------------
(1) For the common stock, estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(f) under the Securities Act of 1933, as amended (the "1933 Act"), based upon the net asset value per common share of RNY on July 9, 1999.
(2) For the preferred stock, estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(f) under the 1933 Act, based upon $25,000 the liquidation preference, on July 9, 1999, of the preferred shares of RNY.

                                --------------

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                             CROSS-REFERENCE SHEET

                          ITEMS REQUIRED BY FORM N-14

                                     PART A

 Item
  No.              Item Caption                      Prospectus Caption
 ----              ------------                      ------------------
   1   Beginning of Registration Statement
       and Outside Front Cover Page of       Cover Page of Registration
       Prospectus..........................  Statement; Cross-Reference Sheet;
                                             Front Cover Page of Combined
                                             Prospectus/Proxy Statement
   2   Beginning and Outside Back Cover
       Page of Prospectus..................  Table of Contents
   3   Fee Table, Synopsis Information and   Summary--Comparison of BLN and
       Risk Factors........................  RNY; Summary--Proposed Merger;
                                             Risks and Special Considerations
                                             regarding the Merger
   4   Information about the Transaction...  Summary--The Proposed Merger
   5   Information about the Registrant....  Comparison of BLN and RNY;
                                             Additional Information about RNY
   6   Information about the Company being   Comparison of BLN and RNY;
       acquired............................  Additional Information about BLN
   7   Voting Information..................  Voting Matters
   8   Interest of Certain Persons and       Financial Statements; Legal
       Experts.............................  Matters
   9   Additional Information Required for
       Reoffering by Persons Deemed to be
       Underwriters........................  Not Applicable

                                     PART B

 Item
  No.              Item Caption                      Prospectus Caption
 ----              ------------                      ------------------
  10   Cover Page..........................  Cover Page
  11   Table of Contents...................  Table of Contents
  12   Additional Information about the      Incorporation of Documents by
       Registrants.........................  Reference in Statement of
                                             Additional Information
  13   Additional Information about the
       Company being acquired..............  Additional Information about BLN
  14   Financial Statements................  Exhibits to Statement of
                                             Additional Information

                                     PART C

 Item
  No.
 ----
 15-17 Information required to be included
       in Part C is set forth under the
       appropriate Item, so numbered, in
       Part C of this Registration
       Statement.

                    IMPORTANT NOTICE: PLEASE COMPLETE THE
       ENCLOSED PROXY(IES) AND RETURN IT OR THEM AS SOON AS POSSIBLE.

 FOR YOUR CONVENIENCE, YOU MAY ALSO VOTE BY CALLING          TOLL-FREE AT 1-
 800-       FROM 6:00 A.M. TO 8:00 P.M. EASTERN STANDARD TIME OR BY FAXING
 YOUR PROXY(IES) TO       AT 1-800-227-7BFM (7236). A CONFIRMATION OF YOUR
 TELEPHONE OR TELEFACSIMILE VOTE WILL BE MAILED TO YOU.


    THE BLACKROCK NEW YORK INVESTMENT QUALITY MUNICIPAL TRUST INC. ("RNY")
                             GATEWAY CENTER THREE
                              100 MULBERRY STREET
                           NEWARK, NEW JERSEY 07102
     THE BLACKROCK NEW YORK INSURED MUNICIPAL 2008 TERM TRUST INC. ("BLN")
                            800 SCUDDERS MILL ROAD
                         PLAINSBORO, NEW JERSEY 08536

                                                                         , 1999
To the Shareholders
of BLN and RNY:

On behalf of the Boards of Directors of BLN and RNY, we are pleased to invite
you to a special meeting of shareholders on       , 1999 to be held at      .
At the meeting, you will be asked to consider the proposed merger of BLN into RNY. In the proposed merger, each outstanding common share of BLN would be exchanged on a net asset value for net asset value basis for common shares of RNY and each outstanding preferred share of BLN would be exchanged for one share of a substantially similar series of preferred shares of RNY. THE DIRECTORS OF BLN AND RNY RECOMMEND THAT YOU VOTE TO APPROVE THE PROPOSED MERGER.

This proposal is being sent to you because the investment adviser and the Boards of Directors of BLN and RNY believe that the merger would benefit shareholders of BLN by unlocking value in BLN and would also provide benefits to shareholders of RNY. The merger may benefit shareholders of BLN and RNY by providing (i) higher distribution rates on their common shares, (ii) a special one-time tax-exempt dividend to shareholders of BLN, (iii) a potential reduction in reinvestment risk for shareholders of BLN and (iv) an enhanced likelihood that the common shares of RNY will trade at a lower or no discount or premium to net asset value.

The investment adviser and the Boards of Directors believe that these potential benefits outweigh (i) the fact that shareholders of BLN will no longer have the likelihood of receiving a specified distribution on BLN's scheduled termination date and instead will be dependent on trading prices of RNY common shares available in the market for the sale of their shares and
(ii) the expenses associated with the merger.

These potential benefits and detriments, as well as other important considerations, are described in more detail in the proxy statement accompanying this notice.

The merger should benefit shareholders as follows:

   Higher Distribution Rate. Common shareholders of BLN and RNY are likely to be paid dividends at a higher distribution rate after the merger because RNY is not required to retain a portion of its income each year to enable it to return a fixed amount at the end of a specified term. Based on market conditions as of April 30, 1999, we anticipate BLN's and RNY's distribution rate to increase by approximately 8.6% for BLN and 13.1% for RNY.

   Special Dividend. Shareholders of BLN would be paid a special tax-exempt dividend immediately prior to the merger. The dividend will be paid out of accumulated investment income of BLN that, but for the merger, would be retained by BLN until the end of its term, to assure that BLN could return to its shareholders upon liquidation the initial offering price of its shares. Based on BLN's financial statements as of April 30, 1999, this distribution is estimated to be: $0.2375 per share for BLN.

   Reduced Investment Risks. The potential negative impact on shareholders of BLN of portfolio securities of BLN being called by their issuers would be reduced, because RNY would be able to reinvest the proceeds from called portfolio securities in longer maturity securities with higher rates of interest (rather than securities with shorter maturities and lower rates of interest required by the limited term of BLN).

   Potential for Improved Stock Price. The likelihood that the common shares of RNY will trade at a lower or no discount to net asset value would be improved due to the higher distribution rate. The market value of common stocks issued by closed-end municipal bond funds historically have had a high correlation with the distribution rates on such stocks, and a higher distribution rate as a result of the merger may produce positive stock price performance.

In considering these proposals, you should note:

   Comparison of Investment Policies and Objectives. RNY and BLN invest substantially all of their assets in New York municipal obligations. RNY invests substantially all of its assets in a portfolio of investment grade New York municipal obligations and BLN invests substantially all of its assets in a portfolio of New York municipal obligations insured as to the timely payment of both principal and interest by insurers with claims-paying abilities rated Aaa by Moody's Investors Services, Inc. ("Moody's") or AAA by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("Standard & Poor's") at the time of investment or which are determined by BlackRock Financial Management Inc. (the "Investment Adviser") to have equivalent claims-paying abilities. The primary investment objective of RNY is to pay high current income, whereas the primary investment objective of BLN is to pay current income, in all cases exempt from regular Federal, New York State and New York City income tax. The secondary investment objective of RNY is preservation of capital without a stated termination date, whereas the secondary investment objective of BLN is to return to its common shareholders $15 per share on or about December 31, 2008. The other investment policies and restrictions of RNY and BLN are substantially similar.

   A Decrease in Expenses. The anticipated expense ratio for RNY after the merger will be lower than the current expense ratio of BLN.

   Indefinite Term. BLN currently is scheduled to terminate on December 31 of 2008. As part of BLN's investment objective, it seeks to distribute to its common shareholders $15 per common share in connection with its termination. RNY has no scheduled termination date and, if the merger of BLN and RNY is completed, common shareholders of BLN will be dependent on the trading prices available in the market for the sale of their shares if they wish to dispose of their shares.

Same Net Asset Value of Shares. The total net asset value of RNY common and preferred shares that the common and preferred shareholders of BLN receive in the merger will be the same as the total net asset value of BLN common and preferred shares that such shareholders own immediately before the merger. Holders of common shares of BLN will receive common shares of RNY, and holders of preferred shares of BLN will receive preferred shares of RNY.

Market Value of Shares. While the total net asset value of shares owned by each shareholder after the merger will be the same, the market value of the common shares that shareholders of BLN receive in the merger may be more or less than the market value of the common shares that such shareholders own immediately before the merger. There will be no difference in the pre-merger and post-merger liquidation value of preferred shares.

Similar Investment Management Arrangements. Shareholders of BLN will enjoy access to investment management arrangements that are substantially similar to BLN's current arrangements.

The proposed merger and the reasons for the unanimous recommendation of the Boards of BLN and RNY are discussed in detail in the enclosed materials, which you should read carefully. If you have any questions about the merger, please do not hesitate to call BlackRock at (800) 227-7BFM(7236)).

                                          Very truly yours,

                                          LAURENCE D. FINK
                                          Chairman and Chief Executive Officer

                                          RALPH L. SCHLOSSTEIN
                                          President

New York, New York
   , 1999

        THE BLACKROCK NEW YORK INVESTMENT QUALITY MUNICIPAL TRUST INC.
                                    ("RNY")
                             GATEWAY CENTER THREE
                              100 MULBERRY STREET
                           NEWARK, NEW JERSEY 07102
         THE BLACKROCK NEW YORK INSURED MUNICIPAL 2008 TERM TRUST INC.
                                    ("BLN")
                            800 SCUDDERS MILL ROAD
                         PLAINSBORO, NEW JERSEY 08536
                           NEW YORK, NEW YORK 10154

                    NOTICE OF SPECIAL SHAREHOLDERS MEETING

                           TO BE HELD ON      , 1999

To the Shareholders
of BLN and RNY:

NOTICE IS HEREBY GIVEN THAT a combined Special Meeting of the Shareholders of
BLN and RNY will be held at               on        , 1999 at      a.m.
eastern standard time for the purpose of considering and voting upon:

    ITEM 1. A proposal to approve an Agreement and Plan of Merger providing for the merger of BLN into RNY upon shareholder approval in exchange for newly issued common and preferred shares of RNY.

    ITEM 2. Such other business as may properly come before the Special Meeting or any adjournment(s).

  We encourage you to contact BlackRock at (800) 227-7BFM (7236) if you have any questions.

  The stock transfer books will not be closed, but in lieu thereof, the
respective Boards of Directors have fixed the close of business on    , 1999
as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting.

                                          By order of the respective Boards of
                                          Directors

                                          Karen H. Sabath, Secretary

New York, New York
     , 1999

-------------------------------------------------------------------------------
IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING IN PERSON OR BY PROXY; IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE APPROPRIATE ENCLOSED PROXY OR PROXIES IN THE ACCOMPANYING ENVELOPE PROVIDED FOR YOUR CONVENIENCE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

-------------------------------------------------------------------------------

                   Subject to Completion--Dated July   , 1999

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++
+Information contained herein is subject to completion or amendment. A         +
+registration statement relating to these securities has been filed with the + +Securities and Exchange Commission. These securities may not be sold nor may +
+offers to buy be accepted prior to the time the Registration Statement        +
+becomes effective. This Prospectus shall not constitute an offer to sell or + +the solicitation of an offer to buy nor shall there be any sale of these + +securities in any state in which such offer, solicitation or sale would be + +unlawful prior to registration or qualification under the securities laws of +
+any such state.                                                               +
++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++

                      COMBINED PROXY STATEMENT/PROSPECTUS

     THE BLACKROCK NEW YORK INVESTMENT QUALITY MUNICIPAL TRUST INC. ("RNY") THE BLACKROCK NEW YORK INSURED MUNICIPAL 2008 TERM TRUST INC. ("BLN")

This Combined Proxy Statement/Prospectus is furnished in connection with the solicitation of proxies by the Boards of Directors of BLN and RNY in connection
with a combined special meeting of shareholders to be held at      a.m. eastern
standard time on         , 1999 at                         . At the meeting,
shareholders of BLN and RNY will be asked to consider the proposed merger of BLN into RNY.

BLN will be merged into RNY upon shareholder approval of BLN in exchange for newly issued common and preferred shares of RNY. The number of RNY common shares to be issued in respect of each common share of BLN will be that number having an aggregate net asset value equal to the net asset value of a single common share of BLN. Preferred shares of RNY will be issued to the shareholders of BLN on the basis of one newly issued preferred share of RNY for each outstanding preferred share of BLN. If the merger is approved, RNY will issue approximately 13,225,367 common shares and 3,420 preferred shares to the common shareholders and preferred shareholders, respectively, of BLN, based on the number of shares outstanding and net asset value per share of BLN and RNY on April 30, 1999. A copy of the merger agreement is attached hereto as Appendix I.

BLN and RNY are closed-end, non-diversified investment companies that invest in tax-exempt portfolios of New York Municipal obligations. The principal executive offices of BLN are located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536 and the principal executive offices of RNY are located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. The phone number
of RNY is (201)           and the phone number of BLN is (201)         .

This Combined Proxy Statement/Prospectus sets forth concisely the information that a shareholder should know before voting, and should be retained for future
reference. A Statement of Additional Information, dated        , 1999, relating
to this Combined Proxy Statement/Prospectus has been filed with the Securities and Exchange Commission ("SEC") and is incorporated herein by reference. Copies of the Statement of Additional Information may be obtained without charge by calling or writing RNY or BLN at the telephone number or address shown above. In addition, RNY and BLN will furnish, without charge, a copy of its most recent annual report and subsequent semi-annual report, if any, to a shareholder upon request.

The common stock of RNY is listed on the American Stock Exchange (the "AMEX") under the symbol RNY. The common stock of BLN is listed and traded on the New York Stock Exchange (the "NYSE") under the symbol BLN. Subsequent to the merger, the common stock of RNY will [continue to be listed on the AMEX under the symbol "RNY."] Reports, proxy materials and other information concerning
RNY may be inspected at the offices of AMEX, [          ], New York, New York
10005 and reports, proxy materials and other information concerning BLN may be inspected at the offices of the NYSE, 11 Wall Street, New York, New York 10005.

The securities of RNY offered hereby have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this Combined Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.

No person has been authorized to give any information or to make any representations other than those contained in this Combined Proxy
Statement/Prospectus and in the materials expressly incorporated herein by reference and, if given or made, such other information or representations must not be relied upon as having been authorized by RNY, BLN or their sponsors and distributors.

     The date of this Combined Proxy Statement/Prospectus is        , 1999.

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
SUMMARY....................................................................   4
  Special Meetings.........................................................   4
  Proposed Merger..........................................................   4
  Reasons for the Merger...................................................   5
  Comparison of BLN and RNY................................................   7
RISKS AND SPECIAL CONSIDERATIONS REGARDING THE MERGER......................  12
THE PROPOSED MERGER........................................................  15
  Description of the Merger................................................  16
  Surrender and Exchange of BLN Share Certificates.........................  18
  Appraisal Rights.........................................................  19
  Reasons for the Merger; Board Consideration..............................  19
CERTAIN FEDERAL INCOME TAX CONSEQUENCES....................................  23
VOTING MATTERS.............................................................  24
  General..................................................................  24
  Voting Requirements of BLN...............................................  25
  Voting Requirements of RNY...............................................  26
  Quorum...................................................................  26
DESCRIPTION OF COMMON SHARES OF RNY AND BLN................................  27
  General..................................................................  27
  Distributions............................................................  27
  Comparison of Rights of Holders of Common Shares of RNY and BLN..........  27
  Certain Provisions in RNY's And BLN's Charter............................  28
  Dividend Reinvestment Plan...............................................  29
DESCRIPTION OF PREFERRED SHARES OF RNY AND BLN.............................  30
  General..................................................................  30
  Dividends and Dividend Periods...........................................  31
  Voting Rights............................................................  32
  Redemption...............................................................  33
  Liquidation..............................................................  33
  Auctions.................................................................  34
  Rating Agency Guidelines.................................................  34
  Additional Preferred Shares..............................................  35
COMPARISON OF BLN AND RNY..................................................  36
  General..................................................................  36
  Investment Objectives and Policies.......................................  36
  New York Municipal Obligations...........................................  38
SERVICE PROVIDERS FOR BLN AND RNY..........................................  40

                                                                            Page
                                                                            ----
MANAGEMENT OF BLN AND RNY..................................................   41
  Boards of Directors and Officers.........................................   41
  The Investment Adviser...................................................   45
ADDITIONAL INFORMATION ABOUT RNY...........................................   47
ADDITIONAL INFORMATION ABOUT BLN...........................................   47
FINANCIAL STATEMENTS.......................................................   48
LEGAL MATTERS..............................................................   48
OTHER BUSINESS.............................................................   48
STATEMENT OF ADDITIONAL INFORMATION........................................   48
SHAREHOLDER INQUIRIES......................................................   49
UNAUDITED PRO FORMA FINANCIAL STATEMENTS FOR RNY...........................  F-1
  Portfolio of Investments.................................................  F-1
  Statement of Assets and Liabilities......................................  F-6
  Statement of Operations..................................................  F-8
CERTAIN PRO FORMA FINANCIAL INFORMATION.................................... F-10
COMPARATIVE PERFORMANCE INFORMATION........................................ F-10
APPENDIX I--AGREEMENT AND PLAN OF MERGER...................................  I-1

                                    SUMMARY

  The following is a summary of certain information relating to the proposed merger, and is qualified by reference to the more complete information contained elsewhere in this Combined Proxy Statement/Prospectus and the Appendix attached hereto.

Special Meetings        This Combined Proxy Statement/Prospectus is being
                        furnished in connection with the solicitation of
                        proxies by the Boards of Directors of BLN and RNY for a
                        combined Special Meeting of Shareholders to be held at
                                        on       , 1999 at       a.m. eastern
                        standard time. The special meeting and any
                        adjournment(s) thereof are referred to as the
                        "Meeting". At the Meeting, shareholders of BLN and RNY
                        will be asked to consider the proposed merger of BLN
                        into RNY, as described below. Only shareholders of
                        record at the close of business on       , 1999 will be
                        entitled to vote at the Meeting. Each share of common stock and preferred stock of BLN and RNY is entitled to one vote. Shares represented by a properly executed proxy will be voted in accordance with the instructions thereon or, if no specification is made, the persons named as proxies will vote in favor of each proposal properly brought before the Meeting. Proxies may be revoked at any time before they are exercised by submitting to BLN or RNY, as applicable, a written notice of revocation or a subsequently executed proxy or by attending the Meeting and voting in person.

Proposed Merger         The Directors of RNY and of BLN are proposing the
                        issuance of approximately 11,918,274 common shares and
                        3,420 preferred shares of RNY pursuant to an Agreement
                        and Plan of Merger, dated as of      , 1999, by and
                        between BLN and RNY (the "Merger Agreement"), based on the number of shares outstanding and the net asset value per share of BLN and RNY on April 30, 1999. A copy of the Merger Agreement is attached hereto as Appendix I. The Merger Agreement provides for the merger (the "Merger") of BLN, upon shareholder approval, into RNY in exchange for newly issued common and preferred shares of RNY. The number of RNY common shares to be issued in respect of each common share of BLN would be that number having an aggregate net asset value equal to the net asset value of a single common share of BLN. Preferred shares of RNY would be issued to the preferred shareholders of BLN on the basis of one newly issued RNY preferred share for each outstanding preferred share of BLN. For this purpose, the value of each of BLN's and RNY's net assets will be calculated net of the liquidation preference (including accumulated and unpaid dividends) of all its outstanding preferred shares.

                        The Merger is subject to a number of conditions, including shareholder approval and confirmation of the Aaa rating assigned by Moody's, to the shares of RNY Preferred (hereinafter defined). The Merger Agreement provides that the Merger may be abandoned at any time prior to the completion thereof (the "Closing") in the discretion of RNY. For further information, see "The Proposed Merger."

Reasons for the Merger  The Merger should benefit shareholders as follows:

                        Higher Distribution Rate. Common shareholders of BLN and RNY are likely to be paid dividends at a higher distribution rate, because RNY is not required to retain a portion of its income each year to enable it to return a fixed amount at the end of a specified term. Based on market conditions as of April 30, 1999, we anticipate BLN's and RNY's distribution rate to increase by approximately 8.6% for BLN 13.1% for RNY.

                        Special Dividends. Shareholders of BLN would be paid a special tax-exempt dividend immediately prior to the Merger. The dividend will be paid out of accumulated investment income of BLN that, but for the Merger, would be retained by BLN until the end of its term, to assure that BLN could return to its shareholders upon liquidation the initial offering price of its shares. Based on BLN's financial statements as of April 30, 1999, this distribution is estimated to be: $0.2375 per share for BLN.

                        Reduced Reinvestment Risk. The potential negative income impact on shareholders of BLN of portfolio securities of BLN which are called by their issuers would be reduced, because RNY would be able to reinvest the proceeds from called portfolio securities in longer maturity securities with higher rates of interest (rather than securities with shorter maturities and lower rates of interest required by the limited term of
                        BLN).

                        Potential for Improved Stock Price Performance. The likelihood that the common shares of RNY will trade at a lower or no discount to net asset value would be improved due to the higher distribution rate. The market value of common stocks issued by closed-end municipal bond funds historically have had a high correlation with the distribution rates on such stocks, and a higher distribution rate as a result of the merger may produce positive stock price performance.

                        In considering these proposals, you should note:

                        Comparison of Investment Policies and Objectives. RNY and BLN invest substantially all of their assets in New York municipal obligations. RNY invests substantially all of its assets in a portfolio of investment grade New York municipal obligations and BLN invests substantially all of its total assets in a portfolio of New York municipal obligations insured as to the timely payment of both principal and interest by insurers with claims-paying abilities rated Aaa by Moody's or AAA by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("Standard & Poor's") at the time of investment or which are determined by the Investment Adviser to have equivalent claims-paying abilities. The primary investment objective of RNY is to pay high current income, whereas the primary investment objective of BLN is pay current income, in all cases exempt from regular Federal, New York State and New York City income tax. The secondary investment objective of RNY is preservation of capital without a stated termination date, whereas the secondary investment objective of BLN is to return to its common shareholders $15 per share on or about December 31, 2008. The other investment policies and restrictions of RNY and BLN are substantially similar.

                        A Decrease in Expenses. The anticipated expense ratio for RNY after the merger will be lower than the current expense ratio of BLN.

                        Indefinite Term. BLN currently is scheduled to terminate on December 31 of 2008. As part of BLN's investment objective, it seeks to distribute to its common shareholders $15 per common share in connection with its termination. RNY has no scheduled termination date and, if the merger of BLN is completed, common shareholders of BLN will be dependent on the trading prices available in the market for the sale of their shares if they wish to dispose of their shares.

                        Same Net Asset Value of Shares. The total net asset value of RNY common and preferred shares that the common and preferred shareholders of BLN receive in the Merger will be the same as the total net asset value of BLN and RNY common and preferred shares that the shareholders own immediately before the Merger. Holders of common shares of BLN will receive common shares of RNY, and holders of preferred shares of BLN will receive preferred shares of RNY.

                        Market Value of Shares. While the total net asset value of shares owned by each shareholder after the merger will be the same, the market value of the common shares that shareholders of BLN receive in the merger may be more or less than the market value of the common shares that such shareholders own immediately before the merger. There will be no difference in the pre-merger and post-merger liquidation value of preferred shares.

                        Similar Investment Management
                        Arrangements. Shareholders of BLN and RNY will enjoy access to investment management arrangements that are substantially similar to BLN's current arrangements.

                        Appraisal Rights. It is anticipated that holders of common shares of BLN will not have appraisal rights with respect to any of their shares in the Merger. Holders of preferred shares of BLN will have appraisal rights.

Comparison of BLN
and RNY BLN and RNY are non-diversified closed-end management investment companies that invest in tax-exempt portfolios of New York municipal obligations. The common shares of RNY are listed and trade on the AMEX under the symbol RNY. The common shares of BLN are listed and trade on the NYSE under symbol BLN. BLN and RNY are incorporated under the laws of the State of Maryland. The common shares of BLN and RNY have equal voting rights and equal rights with respect to the payment of dividends and distribution of assets upon liquidation and have no preemptive, conversion or exchange rights or rights to cumulative voting. All preferred shares of BLN are rated Aaa by Moody's and all of the preferred shares of RNY are rated Aaa by Moody's. The common shares and preferred shares of RNY to be issued pursuant to the Merger will have rights and preferences, including liquidation preferences, that are substantially similar to those of the common shares and preferred shares of BLN, except that RNY does not have a fixed term.

                        Except as noted below, the investment objectives, policies and restrictions of RNY are substantially similar to those of BLN.

                        RNY's investment objective is to provide high current income exempt from regular Federal, New York State and New York City income tax consistent with the preservation of capital. BLN's investment objective is to provide current income exempt from regular Federal, New York State and New York City income tax and to return $15 per common share to holders of common shares on or about December 31, 2008. Unlike BLN, RNY does not have any term to its existence and does not seek to return any particular amount of money to its common shareholders at any time.

                        In seeking to provide income exempt from regular Federal, New York State and New York City income tax, RNY invests substantially all of its assets in a portfolio of investment grade New York municipal obligations and actively manages its assets in relation to market conditions and interest rate changes. At least 80% of RNY's assets will be invested in securities rated investment grade by Moody's (including those rated as low as Baa3, MIG-4 or P-3), Standard & Poor's (including those rated as low as BBB-, SP-2 or A-3), Fitch Investors Services, Inc. ("Fitch") (including those rated as low as BBB- or F-3) or another nationally recognized statistical rating organization. In seeking to provide income exempt from regular Federal, New York State and New York City income tax, BLN invests at least 80% of its total assets in a non-diversified portfolio of New York municipal obligations insured as to the timely payment of both principal and interest by insurers with claims-paying abilities rated at the time of investment Aaa by Moody's or AAA by Standard & Poor's or which are determined by the Investment Adviser to have equivalent claims-paying abilities. For further information on the differences in the investment objectives and certain significant investment policies and restrictions of BLN and RNY, see "Comparison of BLN and RNY" below.

                        As discussed under "Comparison of BLN and RNY-- Investment Adviser and Other Service Providers," the Investment Adviser currently serves as the investment adviser to BLN and RNY, and will continue to serve as the investment adviser to RNY after the Merger. The following Table shows the actual and pro forma investment advisory fees and other expenses paid by BLN and RNY during their latest fiscal year (October 31, 1998 for RNY and December 31, 1998 for BLN) and the pro forma investment advisory fees and other expenses that would be paid by RNY after consummation of the Merger.

                           COMPARATIVE EXPENSE TABLE

                                                                         RNY
                                                                         Pro
                                                                        Forma
                                                                         For
                                                                         The
                                                            RNY   BLN   Merger
                                                            ----  ----  ------
Annual Expenses
 (as a percentage of net assets attributable to the common
 shares)
Management Fees............................................ 0.52% 0.51%  0.56%
Other Expenses............................................. 0.73  0.47   0.41
Total Annual Expenses...................................... 1.25  0.98   0.97

Example:

The following table illustrates the expenses on a $1,000 investment based upon the fees and expenses shown above and assuming a 5% annual return per common share.

                                                                           10
                                                 1 Year  3 Years 5 Years  Years
                                                 ------- ------- ------- -------
RNY............................................. $       $       $       $
BLN.............................................
RNY Pro Forma for the Merger....................

--------
The purpose of the comparative expense table is to assist shareholders in understanding the various costs and expenses of investing in shares of RNY and BLN. The information in the table is based upon annualized expenses for the fiscal year of RNY and BLN ended in 1998. The figures in the Example are not necessarily indicative of past or future expenses, and actual expenses may be greater or less than those shown. The actual rate of return of RNY and BLN may be greater or less than the hypothetical 5% annual return above in the Example.

The administrators for BLN and RNY and the fees charged by each administrator currently are as follows:

      Fund                                    Administrator                Fee*
      ----                                    -------------                ----
      RNY...................... Prudential Investments Fund Management LLC 0.10%
      BLN...................... Princeton Administrators L.P.              0.10%

     --------
     * Payable monthly at an annual rate expressed as a percentage of average weekly net investment assets.

After consummation of the Merger, BlackRock Financial Management, Inc. and Prudential Investments Fund Management LLC will act as co-administrators of RNY
and receive an aggregate fee equal to [   ]% of RNY's weekly net assets.

Dividends and
Distributions
                        BLN and RNY have identical dividend policies with respect to the payment of dividends on their common shares. The present policy of BLN and RNY, which may be changed by their Boards, is to make regular monthly cash distributions to holders of its common shares at a rate that reflects past and projected performance and that may be changed by the Boards of Directors at any time. BLN has experienced a marginally lower distribution rate as a percentage of net asset value attributable to common shares than RNY due to the requirement that BLN retain income sufficient over the life of BLN to return the initial offering price of its common shares at the end of its term and due to the fact that BLN also expects that its distribution rate will decline over time as its termination date becomes closer and it shortens the maturities of its portfolio investments. Accordingly, the Investment Adviser expects RNY's level of monthly distributions to increase due to advantages gained from the Merger and to be higher than the current distribution rates of BLN and RNY as a percentage of net asset value.

                        The dividend rates on the preferred shares of BLN and RNY, including the RNY preferred shares to be issued pursuant to the Merger, are determined on the basis of auctions, which typically are held weekly. See ("Description of Preferred Shares of RNY--Auction Procedures") and the Statement of Additional Information.

Certain Federal
Income Tax              The Merger is conditioned upon, among other things, the
Consequences            receipt by RNY and BLN of an opinion as of the closing
                        of the Merger (the "Closing") from Skadden, Arps,
                        Slate, Meagher & Flom LLP and its affiliates to the effect that, on the basis of facts, representations and assumptions set forth in such opinion, the Merger will be treated for Federal income tax purposes as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the
                        "Code"), and RNY and BLN will each be a party to such reorganization within the meaning of Section 368(b) of the Code. Accordingly, (i) no gain or loss will be recognized by RNY or BLN as a result of the Merger, and
                        (ii) no gain or loss will be recognized by a shareholder of BLN who receives RNY Shares (as hereinafter defined) for shares of BLN exchanged therefor (except with respect to any cash received in lieu of a fractional interest in RNY Shares). For additional Federal income tax consequences of the Merger, see "Certain Federal Income Tax Consequences."

Board Consideration     In reviewing the proposed Merger, the Boards of
                        Directors of BLN and RNY considered the potential impact of the Merger on its shareholders, including but not limited to (i) the terms and conditions of the Merger Agreement; (ii) the capabilities, practices and resources of the organizations that provide investment advisory and certain other services to BLN and RNY and of the organizations that would provide such services to RNY after the Merger, and the terms on which these services are and would be provided; (iii) the investment objectives, policies and restrictions of BLN and RNY and their compatibility; (iv) the historical investment performance of BLN and RNY and anticipated future influences on such investment performance with and without the Merger; (v) the historical and projected operating expenses of BLN and RNY and the projected pro forma operating expenses of RNY; (vi) the terms of the preferred shares of BLN and RNY; (vii) the anticipated tax consequences of the Merger; (viii) the shift on the part of BLN's shareholders to a perpetual fund rather than one having a stated term; (ix) the trading history of the common shares of BLN and RNY and the anticipated impact of the Merger on the market price of such common shares; and (x) the costs associated with the Merger. See "The Proposed Merger--
                        Reasons for the Merger; Board Consideration."

                        Based upon their evaluations of the information presented to them, and in light of their fiduciary duties under Federal and state law, the Boards of Directors of BLN and RNY, including the non-interested members of such Boards, have determined the proposed Merger is advisable and have directed the proposed Merger to be submitted for consideration by the shareholders of BLN and RNY at the meeting.

Voting Matters
                        In order for the proposed Merger to be completed, the Merger Agreement must be approved by (i) a majority of the outstanding common shares of BLN voting as a separate class, (ii) a majority of the outstanding preferred shares of BLN voting as a separate class and
                        (iii) a majority of the outstanding common shares and outstanding preferred shares of RNY voting together as a single class. For additional information, see "The Proposed Merger--Votes Required For the Merger."

             RISKS AND SPECIAL CONSIDERATIONS REGARDING THE MERGER

The following risks and special considerations should be considered by shareholders of BLN and RNY in their evaluation of the Merger.

The market prices of the municipal obligations in which BLN and RNY invest are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. The values of fixed income municipal obligations with longer remaining maturities typically fluctuate more than those of similarly rated fixed income municipal obligations with shorter remaining maturities. The market prices of zero coupon municipal obligations of any particular maturity tend to be more volatile than current pay obligations of the same maturity. The values of fixed income municipal obligations also may be affected by changes in the credit ratings or financial conditions of the issuing entities. BLN and RNY may also invest in floating rate municipal obligations the yields of which will vary in accordance with prevailing interest rates. The market value of floating rate municipal obligations tends to be affected by changes in prevailing interest rates to a lesser extent than fixed rate municipal obligations.

Effective duration reflects the sensitivity of a portfolio to interest rate fluctuations. A portfolio with a longer effective duration reacts more strongly to interest rate changes than a portfolio with a shorter effective duration. Duration is the weighted present value of principal and interest payments expressed in years. Duration may more accurately measure a portfolio's sensitivity to incremental changes in interest rates than weighted average maturity. For example, a portfolio with a duration of 5.0 years should have half the interest rate sensitivity of a portfolio with a duration of 10.0 years, because the portfolio with the shorter duration will receive payments (and can reinvest at prevailing interest rates) twice as quickly.

The following table sets forth the nominal yield and duration of RNY's and BLN's portfolio of municipal obligations as of April 30, 1999 and for RNY on a pro forma basis assuming the Merger had occurred on such date.

                                                       BLN   RNY   Pro Forma RNY
                                                       ----  ----  -------------
Nominal Yield*........................................ 3.78% 4.33%     3.83%
Effective Duration**.................................. 7.26  9.98      7.53

--------
 * The nominal yield provided for BLN and RNY represents the portfolio's internal rate of return given the weighted average price of portfolio securities and expected cash flows thereon.
** Expressed in years.

The following tables set forth the high and low market price, net asset value and premium/discount to net asset value for RNY and for BLN for the periods indicated.

                     PER SHARE DATA FOR RNY COMMON STOCK*
                     TRADED ON THE AMERICAN STOCK EXCHANGE

                                                                  Premium
                                                               (Discount) to
                                                                 Net Asset
                               Market Price**  Net Asset Value     Value
                               --------------- --------------- ---------------
           Period               High     Low    High     Low    High     Low
           ------              ------- ------- --------------- ------  -------
First Quarter 1997...........  13.3750 12.3750  14.360  13.700 (4.600) (11.980)
Second Quarter...............  13.6250 12.3750  14.470  13.570 (4.150)  (9.410)
Third Quarter................  14.3750 13.7500  14.840  14.480 (2.670)  (6.420)
Fourth Quarter...............  15.1250 14.0000  15.200  14.570 (1.470)  (5.440)
First Quarter 1998...........  15.2500 14.5625  15.420  15.150 (0.000)  (4.630)
Second Quarter...............  15.1250 14.1250  15.380  15.070 (1.210)  (5.440)
Third Quarter................  15.1250 14.4375  15.590  15.250 (1.270)  (5.710)
Fourth Quarter...............  16.0000 15.0000  15.810  15.430 (0.610)  (4.330)
First Quarter 1999...........  15.8750 15.0000  15.750  15.460 (1.880)  (1.150)
Second Quarter 1999..........  15.8750 14.1875  15.550  14.810 (2.590)  (3.780)
July 1, 1999 through July 16,
 1999........................  14.3750 14.0000  14.910  14.870 (4.010)  (5.850)

                     PER SHARE DATA FOR BLN COMMON STOCK*
                     TRADED ON THE NEW YORK STOCK EXCHANGE

                                                                  Premium
                                                               (Discount) to
                                                                 Net Asset
                               Market Price**  Net Asset Value     Value
                               --------------- --------------- --------------
            Period              High     Low    High     Low    High    Low
            ------             ------- ------- --------------- ------  ------
First Quarter 1997............ 15.1250 14.7500  16.010  15.530 (3.410) (5.600)
Second Quarter................ 15.2500 14.8750  16.030  15.390 (2.530) (5.650)
Third Quarter................. 16.0000 15.2500  16.330  16.040 (3.340) (5.000)
Fourth Quarter................ 16.0000 15.3750  16.530  16.080 (2.760) (4.660)
First Quarter 1998............ 16.3750 15.9175  16.750  16.400 (1.720) (3.880)
Second Quarter................ 16.2500 15.4175  16.540  16.240 (1.220) (5.430)
Third Quarter................. 16.5625 16.0000  16.730  16.370 (0.520) (2.520)
Fourth Quarter................ 17.0000 16.3750  17.000  16.670 (0.510) (2.940)
First Quarter 1999............ 16.5625 15.7500  16.940  16.580 (0.310) (5.920)
Second Quarter 1999........... 16.5625 15.0000  16.700  15.960 (2.340) (6.480)
July 1, 1999 through July 16,
 1999......................... 15.6250 15.1875  16.090  16.020 (2.470) (4.440)

--------
 * Calculations are based on common shares outstanding on the last day of each period indicated.
** As reported in the consolidated transaction system.

BLN currently is scheduled to terminate on December 31 of 2008, whereas RNY has no scheduled termination date and intends to continue operating indefinitely. If the Merger of BLN is completed, the shareholders of BLN will no longer have a likelihood of receiving a specified distribution of $15 on BLN's scheduled termination date. RNY has no scheduled termination date and, if the Merger of BLN is completed, common shareholders of BLN will be dependent on the trading prices of RNY common shares available in the market for the sale of their shares. Such market prices may be at, above or below the amount they would have received upon termination of BLN.

BLN and RNY utilize a leveraged capital structure through the issuance of perpetual preferred stock whose dividend rates are reset weekly or monthly by auction in relation to prevailing short-term municipal rates. Utilization of leverage through the issuance of preferred stock is a speculative investment technique and involves certain risks to the holders of common stock. These include the possibility of higher volatility of the net asset value of the common stock, potentially more volatility in the market value of the common stock and fluctuations in the dividend rate on the preferred stock that may affect the yield to holders of common stock. So long as BLN or RNY is able to realize a higher net return on its investment portfolio than the then current dividend rate of any preferred stock together with other related expenses, the effect of the leverage will be to cause holders of common stock to realize a higher current net investment income than if BLN or RNY were not so leveraged. On the other hand, to the extent that the then current dividend rate on any preferred stock approaches the net return on BLN's or RNY's investment portfolio, the benefit of leverage to holders of common stock will be reduced, and if the then current dividend rate on any preferred stock were to exceed the net return on BLN's or RNY's portfolio, the leveraged capital structure would result in a lower rate of return to holders of common stock than if BLN or RNY were not so leveraged. Similarly, since any decline in the net asset value of the investments will be borne entirely by holders of common stock, the effect of leverage in a declining market would be a greater decrease in net asset value applicable to the common stock than if BLN or RNY were not leveraged. Any such decrease would likely be reflected in a decline in the market price of the common stock. If BLN or RNY's current investment income were not sufficient to meet dividend requirements on any preferred stock, it could be necessary for BLN or RNY to liquidate certain of its investments, thereby reducing the net asset value attributable to the common stock. Moreover, while dividends on preferred stock, which will be cumulative, are unpaid, no dividends would be permitted to be paid on common stock until BLN became current in its payments of dividends on the preferred stock.

With respect to the outstanding preferred shares of BLN and RNY, as of April 30, 1999, the asset coverage was 306.3% for RNY and 318.7% for BLN. If the Merger had occurred as of that date, the asset coverage of RNY would have been 314.4, which significantly exceeds the minimum asset coverage required by the Investment Company Act of 1940, as amended (the "1940 Act") and rating agency guidelines. If RNY issues additional preferred shares after the completion of the Merger, as currently is contemplated, RNY anticipates that its asset coverage would be approximately 264.7% immediately after such issuance. See "Description of Preferred Shares of RNY and BLN--Additional Preferred Shares."

The following table sets forth for RNY and BLN as of April 30, 1999 and for RNY on a pro forma basis assuming the Merger is completed the percentage of its portfolio invested in securities rated in the four highest rating categories by Moody's and Standard & Poor's.

                      Ratings                        BLN    RNY    Pro Forma RNY
                      -------                       -----   ----   -------------
Aaa/AAA............................................ [94.8]* 34.6**     88.8**
Aa/AA..............................................   1.8    3.5        2.0
A/A................................................    10   44.5        5.3
Baa/BBB............................................   2.4   17.4        3.9

--------
 * Represents the claims paying ability of the insurance companies that insure the municipal obligations in which BLN invests.
** Includes unrated securities deemed by the Investment Adviser to have a credit quality equivalent to Aaa/AAA, and short-term securities rated A-1/P-
  1. As of April 30, 1999, unrated securities comprised [ ]% of RNY's portfolio and short-term securities comprised [ ]% of RNY's portfolio.

See "Comparison of BLN and RNY--Investment Objectives and Policies" for a discussion of the credit quality of the portfolio securities of BLN and RNY, and see Annex A to the Statement of Additional Information for a general description of Moody's and Standard & Poor's ratings of municipal obligations.

From time to time RNY and BLN may invest in municipal obligations the interest on which would be subject to the alternative minimum tax ("AMT"). RNY and BLN expects that no more than 20% of its respective assets will be invested in municipal obligations subject to such tax at any time. As of April 30, 1999, approximately 18.7% of RNY's portfolio securities were subject to the AMT. As of April 30, 1999, none of BLN's portfolio securities were subject to the AMT. Based on the foregoing, approximately 1.9% of RNY's portfolio securities would have been subject to the AMT on a pro forma basis, assuming the Merger was completed on such date. RNY may not be a suitable investment for investors who are subject to the AMT.

BLN and RNY may purchase securities as to which no liquid trading market exists. Such illiquid securities may include unrated securities and securities such as lease obligations and small issues for which market quotations are not readily available. Should BLN or RNY desire to sell such securities, BLN or RNY would be subject to the risk that it may not be able to find a ready buyer at the price which BLN or RNY believes reflects the value of these securities, as dealers may not maintain daily markets in these securities and retail secondary markets may not exist. In that case, BLN or RNY may be forced to withdraw such securities from sale or accept a price which, in its opinion, does not reflect the value of these securities. The value of BLN's net assets could be adversely affected as a result. To the extent BLN invests in newer types of municipal obligation products, it may be subject to the risk that such assets may become illiquid even though they were considered to be liquid at the time of investment.

From time to time, BLN and RNY's investments may include securities as to which BLN or RNY, by itself or together with other funds or accounts managed by the Investment Adviser, holds a major portion or all of an issue of municipal obligations. Because relatively few potential purchasers may be available for these investments and, in some cases, contractual restrictions may apply on resales, BLN or RNY may find it more difficult to sell these securities at a time when the Investment Adviser believes it is desirable to do so.

The charters (each, a "Charter") of BLN and RNY include provisions that could have the effect of limiting the ability of other entities or persons to acquire control of BLN or RNY and which will require the vote of 75% of the shares of Common Stock in addition to the favorable vote (which may entail approval of a majority or up to 75%) of any other class of stock to convert BLN to open-end status.

                              THE PROPOSED MERGER

The terms and conditions of the Merger are set forth in the Merger Agreement. Significant provisions of the Merger Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached as Appendix I to this Combined Proxy Statement/Prospectus.

Description of the Merger. The Merger Agreement provides for the merger of BLN into RNY. As a consequence, the separate existence of BLN would cease, RNY would, by operation of law, own all of the assets and be subject to all of the liabilities of BLN, each shareholder of BLN would become a shareholder of RNY on the terms described below and the Charter, bylaws, directors and officers of RNY immediately prior to the closing of the Merger would remain the Charter, bylaws, directors and officers of RNY as the surviving company after such Merger.

Upon completion of the Merger, (i) each of the outstanding common shares of BLN will, without any action on the part of the holder thereof, be converted into and exchangeable for that number of shares of common stock, par value $.01 per share, of RNY ("RNY Common") having the same aggregate net asset value on the last business day prior to the date of completion of the Merger as such share of common stock of BLN and (ii) each of the outstanding preferred shares of BLN will, without any action on the part of the holder thereof, be converted into one share of a series of preferred stock, liquidation value $25,000 per share, of RNY ("RNY Preferred" and together with the RNY Common, the "RNY Shares") having the same terms, including auction dates, dividend periods and dividend payment dates, as such series of preferred stock of BLN, except that (x) the initial dividend rate of the newly issued shares of RNY Preferred will be the same as that established in the most recent auction of the corresponding series of preferred stock of BLN, (y) dividends on the newly issued shares of RNY Preferred will, in effect, accrue from the beginning of the dividend period for the corresponding series of preferred stock of RNY to and including the last day of the dividend period for the corresponding series of preferred stock of BLN and (z) the initial auction for newly issued shares of RNY Preferred will be held on the day on which the auction next succeeding the date of the Merger would have been held for the corresponding series of preferred stock of BLN, but for the Merger.

In addition, BLN will declare a special dividend (a "Special Dividend"), payable to holders of record of its common shares immediately prior to the Merger, in an amount at least equal to the amount necessary for BLN to satisfy the requirements of Section 852(a)(1) of the Code, the compliance with which is necessary for BLN to qualify as a regulated investment company for Federal income tax purposes for its taxable year ending on the day on which the Closing occurs. Although the precise amount of the special dividend will not be known until the time of the Merger, it is currently anticipated that the amount of such dividend will be approximately $0.2375 per share in the case of BLN. Such dividend will reduce the net asset value per common share of BLN for purposes of determining the number of shares of RNY Common issuable in respect of such common shares. Such dividend will be payable in the form of additional common shares of BLN (which will convert into common shares of RNY by operation of the Merger) or in cash, at the election of the stockholders. Such
dividend will be paid on or before       , 1999 in shares of RNY Common unless
a holder of common shares of BLN elects to receive cash on or before       ,
1999. Such election may be made by shareholders on a form that will be mailed
to them at least     days prior to the election deadline or within 15 days
after the Merger.

The net asset value per share of the common stock of BLN and RNY Common shall be computed as of the close of business on the last business day prior to the date on which the Merger is completed by dividing the value of BLN and RNY's total assets, less liabilities and less the aggregate liquidation preference of all of their respective outstanding preferred shares and any accumulated and unpaid dividends thereon, by the number of their respective common shares outstanding. In determining the value of BLN and RNY's assets, State Street will utilize the valuations of portfolio securities furnished by a pricing service approved by the Boards of Directors of BLN and RNY pursuant to procedures utilized by RNY to value its own assets and to determine its own liabilities, which procedures are substantially similar to those currently used by BLN. The pricing service values portfolio securities at the mean between the quoted bid and asked price or the yield equivalent when quotations are readily available. Securities for which quotations are not readily available (which constitute a majority of the securities held by BLN) are valued at fair value as determined by the pricing service using methods which include consideration of yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications as to value from dealers, and general market conditions. The pricing service may employ electronic data processing techniques or a matrix system, or both, to determine valuations. The procedures of the pricing service and its valuations are reviewed periodically by the officers of BLN and RNY under the general supervision of the Boards of Directors of BLN or RNY.

No fractional shares of RNY Common will be issued. In lieu thereof, RNY's transfer agent will aggregate all fractional shares of RNY Common and sell the resulting whole shares of RNY Common on the AMEX for the account of all shareholders of fractional interests, and each such shareholder will be entitled to his or her pro rata share of the proceeds of such sale upon surrender of his or her BLN common share certificates.

Following the Merger, each preferred shareholder of BLN will own the same number of shares of RNY Preferred as he or she held of preferred shares of BLN, and the RNY Preferred shares will have rights and preferences the same as those of the preferred shares of BLN. Dividends will accumulate on preferred shares of each series of BLN up to and including the day on which the Closing occurs and will be paid, together with the dividends then payable in respect of the corresponding series of RNY Preferred, to the holders thereof on the dividend payment date in respect of the Initial Dividend Period for such corresponding series of RNY Preferred. The "Initial Dividend Period" for newly issued shares of RNY Preferred will be the same dividend period in effect for the corresponding series of preferred stock of BLN in effect immediately prior to the Merger. The dividend rate for the newly issued shares of RNY Preferred for such Initial Dividend Period thereof will be the dividend rate in effect immediately prior to the Merger for the corresponding series of preferred shares of BLN. The initial auction for the newly issued shares of RNY Preferred issued pursuant to the Merger will be held on the day on which the auction next succeeding the Merger would have been held for the preferred shares of the corresponding series of preferred shares of BLN but for the Merger.

Under the terms of the Merger Agreement, the Merger is conditioned upon (i) approval by the shareholders of BLN and RNY, as described under "Votes Required for the Merger" below, (ii) BLN's and RNY's receipt of written advice from Moody's (a) confirming that consummation of the Merger will not impair the Aaa ratings assigned to the outstanding preferred shares of RNY and (b) assigning Aaa ratings to the shares of RNY Preferred to be issued pursuant to the Merger, (iii) BLN's and RNY's receipt of an opinion to the effect that the Merger will qualify as a tax-free reorganization under the Code, (iv) BLN's and RNY's receipt of certain routine certificates and legal opinions, (v) BLN not owning any assets or being subject to any liabilities that RNY is prohibited from acquiring or assuming and (vi) the SEC not taking any action to prohibit the Merger. Assuming satisfaction of the conditions in the Merger Agreement, the Closing will be effective on November 30, 1999 or such other date as agreed to by the parties.

The Merger Agreement may be terminated before or after approval by shareholders of BLN or RNY, at any time prior to the Closing (i) by RNY in its sole discretion, (ii) by BLN if any condition to BLN's obligations under the Merger Agreement has not been satisfied or waived, (iii) by the mutual consent of the parties or (iv) by any party to the Merger if the Merger has not occurred by December 31, 1999. The Merger Agreement provides further that at any time before or (to the extent permitted by law) after approval of the Merger Agreement by the shareholders of BLN (x) the parties may, by written agreement authorized by their respective Boards of Directors and with or without the approval of their shareholders, amend any of the provisions of the Merger Agreement provided that such amendment does not materially adversely affect the shareholders of the parties and (y) any party may waive any default by another party or the failure to satisfy any of the conditions to its obligations (the waiver to be in writing and authorized by the Board of Directors of the waiving party with or without the approval of such party's shareholders) if in the judgment of the Boards of Directors such action or waiver would not have a material adverse effect on the benefits intended under this Agreement.

Surrender and Exchange of BLN Share Certificates. After the Closing, each holder of an outstanding certificate or certificates formerly representing common shares of BLN will be entitled to receive, upon surrender of his or her certificates, a certificate or certificates representing (i) the number of RNY Common shares exchangeable for such holder's common shares, (ii) the number of RNY Common shares payable as the special dividend declared by BLN prior to the Merger, unless the shareholder has elected to receive cash in which case the shareholder shall receive such dividend in cash and (iii) cash in lieu of any fractional RNY Common shares. Promptly after the Closing, the transfer agent will mail to each holder of certificates formerly representing BLN shares a letter of transmittal for use in surrendering his or her certificates for certificates representing RNY Common shares and cash in lieu of any fractional RNY Common shares.

After the Closing, each holder of an outstanding certificate or certificates formerly representing preferred shares of BLN will be entitled to receive, upon surrender of his or her certificate or certificates, a certificate or certificates representing the number of shares of RNY Preferred distributable with respect to such holder's preferred shares of BLN. Promptly after the Closing, the transfer agent for the RNY Preferred will mail to each holder of certificates formerly representing preferred shares of BLN a letter of transmittal for use in surrendering his or her certificates for certificates representing preferred shares of BLN.

Shareholders should not send in any share certificates at this time. Upon consummation of the Merger, holders of BLN shares will be furnished instructions for exchanging their BLN share certificates for RNY share certificates and, if applicable, cash in lieu of fractional RNY Common shares.

From and after the Closing, certificates formerly representing BLN shares will be deemed for all purposes to evidence ownership of the number of RNY Shares distributable with respect to BLN shares in the Merger, provided that until BLN share certificates have been so surrendered, no dividends payable to the holders of record of RNY Shares as of any date subsequent to 30 days after the Merger are required to be paid to the holders of BLN share certificates. Unpaid dividends on RNY shares to holders of record as of any date after such 30th day and prior to the exchange of certificates by a BLN shareholder will be paid to such shareholder, without interest, at the time such shareholder surrenders in proper form his or her BLN share certificates for exchange.

From and after the Closing, there will be no transfers on the record transfer books of BLN. If, after the Closing, certificates representing BLN shares are presented to BLN, they will be cancelled and exchanged for certificates representing RNY shares and, if applicable, the cash in lieu of fractional RNY common shares distributable with respect to such fractional RNY shares.

Appraisal Rights. Under Maryland law, stockholders of an investment company whose shares are traded publicly on a national securities exchange, such as BLN, are not entitled to demand the fair value of their shares in connection with the Merger of BLN; therefore, the common shareholders of BLN will be bound by the terms of the Merger, if approved at the special shareholders meeting. However, any common shareholder of BLN may sell his or her common shares at any time on the NYSE. Conversely, since the preferred shares of BLN are not traded publicly on a national securities exchange, such preferred shareholders will be entitled to demand and receive payment of the fair value of such preferred shareholder's shares upon the consummation of the Merger. As shareholders of the corporation acquiring BLN, neither holders of RNY Common nor holders of RNY Preferred are entitled to appraisal rights under Maryland law.

Under Maryland law, a preferred shareholder of BLN desiring to receive payment of the fair value of his or her stock (an "objecting stockholder") (i) must file with BLN a written objection to the Merger at or before the Meeting, (ii) must not vote in favor of the Merger and (iii) must make written demand on RNY for payment of his or her stock stating the number and class of shares for which he or she demands payment, within 20 days after the Maryland Department of Assessments and Taxation accepts for filing the Articles of Transfer with respect to the Merger (RNY is required promptly to give written notice to all objecting stockholders of the date that the Articles of Transfer are accepted for record). An objecting stockholder who fails to adhere to this procedure will be bound by the terms of the Merger. An objecting stockholder ceases to have any rights of a stockholder except the right to receive fair value for his or her shares and has no right to receive any dividends or distributions payable to such holders on a record date after the close of business on the date on which fair value is to be determined, which, for these purposes will be the date of the Meetings. A demand for payment of fair market value may not be withdrawn, except upon the consent of RNY. Within 50 days after the Articles of Transfer have been accepted for filing, an objecting shareholder who has not received payment for his or her shares may petition a court located in Baltimore, Maryland for an appraisal to determine the fair market value of his or her stock.

Reasons for the Merger; Board Consideration. At the August 12, 1998 meeting of the Boards of Directors of BLN and RNY, each Board was advised that the Investment Adviser was studying whether a merger of BLN with RNY would be in the best interests of the shareholders. Following that meeting, the Investment Adviser completed its studies and at a meeting of the Boards of Directors of BLN held on May 13, 1999, the Investment Adviser presented a preliminary proposal for the Merger. The preliminary proposal was discussed by the Boards at such meeting, after which the Boards requested additional information from the Investment Adviser. This additional information was considered in depth by the Boards of Directors of BLN and RNY at a meeting held on July 12, 1999. At that meeting, the Boards of Directors of BLN and RNY (the "Boards"), which consist of the same individuals, concluded that the Merger is in the best interests of the shareholders of BLN and RNY, approved the Merger Agreement and approved the submission of the Merger Agreement to each of RNY's and BLN's shareholders for approval.

Also on July 12, 1999, the Boards of Directors preliminarily approved the filing of amended Articles Supplementary to RNY's Charter setting forth the designation of and establishing the number of shares, powers, rights and preferences of each series of RNY Preferred that may be issued to holders of preferred shares of BLN as part of the Merger.

The Boards of Directors of BLN and RNY recommend that the shareholders of each of BLN and RNY, respectively, vote for the proposal relating to the Merger Agreement

In reviewing the proposed Merger, the Boards of Directors of BLN and RNY considered the potential impact of the Merger on its shareholders, including but not limited to (i) the terms and conditions of the Merger Agreement; (ii) the capabilities, practices and resources of the organizations that provide investment advisory and certain other services to BLN and RNY and of the organizations that would provide such services to RNY after the Merger, and the terms on which these services are and would be provided; (iii) the investment objectives, policies and restrictions of BLN and RNY and their compatibility; (iv) the historical investment performance of BLN and RNY and anticipated future influences on such investment performance with and without the Merger; (v) the historical and projected operating expenses of BLN and RNY and the projected pro forma operating expenses of RNY; (vi) the terms of the preferred shares of BLN and RNY; (vii) the anticipated tax consequences of the Merger; (viii) the shift on the part of BLN's shareholders to a perpetual fund rather than one having a stated term; (ix) the trading history of the common shares of BLN and RNY and the anticipated impact of the Merger on the market price of such common shares; and (x) the costs associated with the Merger.

In approving the Merger, the Boards identified certain benefits that are likely to result from merging BLN with RNY, including: higher distribution rates; the payment of a special dividend to the common shareholders of BLN immediately prior to the Merger; reducing the impact on shareholders of BLN of having portfolio securities being called by their issuers, because RNY would be able to reinvest the proceeds from called portfolio securities in securities with longer maturities and higher rates of interest (rather than securities with shorter maturities and lower rates of interest required by the limited term of BLN); increased possibility of trading at a lower or at no discount from net asset value; and a more liquid trading market for common shares of BLN after being merged with RNY. The Boards also considered the possible adverse effects and estimated costs of merging BLN with RNY. See "Risks and Special Considerations Regarding the Merger."

Higher Distribution Rate. Based on data presented by the Investment Adviser regarding BLN's and RNY's current distribution rate and the absence for RNY of the requirement to retain income in order to be able to meet an objective of distributing a specified amount at a specified termination time, the Boards of Directors of BLN and RNY anticipate that the monthly distribution rate of RNY will be higher per dollar of net assets attributable to a share of common stock than would be the case for BLN by itself and for RNY by itself.

Special Dividend. BLN, as part of its investment objective, seeks to return to its common shareholders $15 per share on or about December 31, 2008. In order to assure that BLN will be able to achieve this portion of its investment objective, BLN retains each year a portion of its net investment income and holds such income until the expiration of BLN. In connection with the Merger,

BLN will pay its common shareholders immediately prior to the Merger a special dividend out of such retained income. As of April 30, 1999, the Investment Adviser estimates this distribution to be: $0.2375 per share for BLN. This distribution will be exempt from regular Federal income tax.

Reduced Reinvestment Risk. The terms of municipal obligations often give their issuers the right periodically to "call" or repay their municipal obligations. Issuers will exercise call rights when interest rates decline and they can refinance their municipal obligations at lower interest rates. At the time BLN was formed, most of the municipal obligations available in the market were subject to call provisions. Because interest rates have declined, the Investment Adviser believes that many of the municipal obligations owned by BLN will be called prior to the termination of BLN. The Investment Adviser would then reinvest the proceeds from the called securities in other municipal obligations but, because BLN has a limited term, the Investment Adviser would be required to reinvest in municipal obligations maturing prior to the expiration of BLN's term. The relatively short term remaining for BLN would require the Investment Adviser to reinvest in shorter term municipal obligations with relatively lower interest rates. The Merger would result in the Investment Adviser being able to reinvest the proceeds from called portfolio securities in municipal obligations with longer maturities and relatively higher interest rates because RNY has an indefinite term.

Potential for Improved Stock Price Performance. Based on data presented by the Investment Adviser regarding the trading patterns of BLN and RNY, as well as other leveraged municipal bond funds, and regarding the potential impact of higher distribution rates, the Boards of Directors of BLN and RNY believe that the common shares of RNY may trade at a lower or no discount from net asset value following the Merger. In this connection, the Boards of Directors noted that the market value of common stocks issued by closed-end municipal bond funds historically have had a high correlation with the distribution rates on such stock, and that a higher distribution rate as a result of the Merger may produce positive stock price performance.

Increased Liquidity. The Merger would result in RNY having a significantly larger number of common shares outstanding, and a significantly larger number of common shareholders, than RNY prior to the Merger. Market prices of common shares of smaller investment companies are likely to experience greater spreads between their bid and offer prices than market prices of common shares of larger investment companies, and that increasing the size of RNY by merging BLN with RNY should result in a higher average daily trading volume, a narrower average spread between bid and offer prices and reduced price volatility for its common shares. There can be no assurance that the Merger will produce these anticipated benefits. However, the Boards of BLN and RNY believe that these results, if obtained, would benefit holders of common shares by affording them a more liquid trading market for their shares and the opportunity for more favorable price execution in trading the common shares.

In approving the Merger, the Boards of BLN and RNY also considered a report of the Investment Adviser indicating that the Merger should have a beneficial overall effect on the financial status and ongoing performance of RNY, and considered such measures as nominal yield, annual earnings, annual dividends, dividend rates as a percentage of market price, management fees and undistributed net investment income balances. The Boards of BLN and RNY also examined the relative credit strength, maturity characteristics, preferred share asset coverages and mix of type of securities of BLN and RNY's portfolios of municipal obligations and the costs involved in the Merger. The Boards noted the many similarities between BLN and RNY. Based on these factors, the Boards determined that the

Merger is likely to provide benefits to the shareholders of BLN, as discussed above, that outweigh the possible adverse effects and the costs (including legal, accounting and administrative costs, some of which have already been incurred in evaluating and analyzing the Merger) presented by the Merger.

Expense Ratios. In evaluating the Merger, the Board of Directors of BLN considered that the Merger is not expected to cause any increase in expense ratios that will be experienced by common shareholders of BLN. The average aggregate expense ratios for BLN's latest three fiscal years was 0.98%. The anticipated aggregate pro forma expense ratio for RNY, assuming that the Merger is completed, is 0.97%. The Boards of Directors also considered that the anticipated aggregate pro forma expense ratio for RNY will be [less than/approximately the same as] the average aggregate expense ratio for closed-end national municipal bond funds as reported in information prepared by Lipper and presented to the Boards by the Investment Adviser. The aggregate expense ratio of RNY will be reduced as a result of the Merger, which will benefit the current shareholders of RNY.

Indefinite Term. BLN currently is scheduled to terminate on December 31 of 2008. As part of BLN's investment objective, it seeks to distribute to its common shareholders $15 per common share, in connection with its termination. RNY has no scheduled termination date and, if the Merger of BLN is completed, common shareholders of BLN will be dependent on the trading prices available in the market for the sale of their shares. Such market prices may be at, above or below the amount they would have received upon termination of BLN. In recommending that the common shareholders of BLN approve BLN's Merger into RNY, the Board of Directors determined that the Merger is likely to provide benefits to the shareholders of BLN, as discussed above, that outweigh the possible market risks associated with the disposition of their common shares following the Merger.

Expenses of the Merger. In evaluating the Merger, the Investment Adviser estimated the amount of expenses BLN and RNY would incur to be $191,258, which includes additional stock exchange listing fees, SEC registration fees, legal and accounting fees and proxy and distribution costs. These estimates were based on information provided by BLN's and RNY's service providers. The Merger Agreement provides that BLN and RNY will each be responsible for that portion of the expenses of the Merger equal to the proportion its total assets bears to the combined total assets of BLN and RNY.

In approving the Merger, the Boards of Directors determined that the Merger should result in no dilution of the interests of BLN's and RNY's existing shareholders.

                    CERTAIN FEDERAL INCOME TAX CONSEQUENCES

The consummation of the Merger is conditioned upon, among other things, the receipt by RNY and BLN of an opinion as of the Closing from Skadden, Arps, Slate, Meagher & Flom LLP and its affiliates to the effect that, on the basis of facts, representations and assumptions set forth in such opinion, the Merger will be treated as a reorganization within the meaning of Section 368(a) of the Code, and RNY and BLN will each be a party to such reorganization within the meaning of Section 368(b) of the Code. Accordingly, no gain or loss will be recognized by RNY or BLN as a result of the Merger, and no gain or loss will be recognized by a shareholder of BLN who receives RNY Shares for shares of BLN exchanged therefor (except with respect to any cash received in lieu of a fractional interest in RNY Shares and the Special Dividend). The opinion referred to above has been filed as an exhibit to the Registration Statement of which this Combined Proxy Statement/Prospectus is a part.

The aggregate tax basis of the RNY Shares to be received by shareholders of BLN will be the same as the aggregate tax basis in the shares of BLN surrendered in exchange therefor (reduced by any amount allocable to a fractional share interest for which cash is received), and the holding period of the RNY Shares to be received by shareholders of BLN in connection with the Merger will include the holding period of the shares of BLN surrendered in exchange therefor, provided that the shares in BLN are held as a capital asset at the Closing.

Cash received in lieu of a fractional RNY Share will be treated as received in redemption for such fractional interest, and gain or loss will be recognized, measured by the difference between the amount received and the portion of the tax basis of a shareholder's shares in BLN allocable to such fractional interest. Such gain or loss generally will constitute capital gain or loss if the shares of BLN are held as a capital asset at the Closing, and will be long-term capital gain or loss if the holding period of such shares is greater than one year at the Closing.

It is intended that the Special Dividend constitute a distribution from BLN. As such, each distribution will be treated as ordinary income (except to the extent eligible for designation by BLN as an exempt-interest dividend or a capital gain dividend), whether a shareholder receives the Special Dividend in stock or elects to receive cash in lieu of stock.

No tax ruling has been or will be received from the Internal Revenue Service ("IRS") in connection with the Merger. An opinion of counsel is not binding on the IRS, and there can be no assurance that the IRS would not adopt a contrary position or that the IRS position would not be sustained by a court. THE ABOVE DISCUSSION MAY NOT APPLY TO PARTICULAR CATEGORIES OF HOLDERS OF SHARES OF BLN SUBJECT TO SPECIAL TREATMENT UNDER THE CODE, SUCH AS PREFERRED SHAREHOLDERS OF BLN WHO ELECT APPRAISAL RIGHTS, FOREIGN HOLDERS OR HOLDERS WHOSE SHARES WERE ACQUIRED PURSUANT TO THE EXERCISE OF AN EMPLOYEE STOCK OPTION OR OTHERWISE AS COMPENSATION. SHAREHOLDERS OF BLN ARE URGED TO CONSULT THEIR TAX ADVISORS TO DETERMINE THE SPECIFIC TAX CONSEQUENCES OF THE MERGER TO THEM, INCLUDING ANY STATE, LOCAL OR OTHER TAX CONSEQUENCES OF THE MERGER.

                                VOTING MATTERS

General. This Combined Proxy Statement/Prospectus is furnished in connection with the solicitation by the Boards of Directors of BLN and RNY of proxies to be voted at the Meeting and at any adjournments thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy to be voted at the Meeting. The persons named as proxies will vote in favor of any such adjournment those proxies that instruct them to vote in favor of any of the proposals. Conversely, they will vote against any such adjournment any proxies that instruct them to vote against the proposals.

The Meeting is scheduled as a joint meeting of the respective shareholders of BLN and RNY because the shareholders of BLN and RNY are expected to consider and vote on similar matters. The Boards of BLN and RNY have determined that the use of a joint proxy statement/prospectus for the Meeting is in the best interest of BLN's and RNY's shareholders. In the event that any shareholder present at the Meeting objects to the holding of a joint meeting and moves for an adjournment of BLN's meeting to a time immediately after the Meeting so that BLN's meeting may be held separately, the persons named as proxies will vote in favor of such adjournment. Shareholders of BLN and RNY will vote separately on the proposal.

The cost of soliciting proxies will be borne by BLN and RNY in proportion to the amount of proxies solicited on behalf of BLN and RNY. In addition, certain officers, directors and employees of BLN, RNY, the Investment Adviser and the administrator of BLN and RNY (none of whom will receive additional compensation therefor) may solicit proxies in person or by telephone, telegraph or mail. In addition, BLN and RNY may employ Shareholder Communications Corporation pursuant to its standard contract as proxy solicitor, the cost of which will be borne proportionately by BLN and RNY and is estimated to be approximately $3,500 for each of BLN and RNY.

All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Abstentions will be counted as present but not voting with respect to those proposals from which a shareholder abstains. Broker non-votes will be treated as shares that are not present. Unless instructions to the contrary are marked, shares represented by all properly executed proxies will be voted "FOR" all the proposals. Any proxy may be revoked at any time prior to the exercise thereof by submitting another proxy bearing a later date or by giving written notice to the Secretary at the address indicated above or by voting in person at the Meeting.

The Boards of BLN and RNY know of no business other than that specifically mentioned in the Notice of Meeting which will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named in the enclosed proxy to vote thereon in accordance with their best judgment.

The Boards of BLN and RNY have fixed the close of business on              ,
1999, as the record date for the determination of stockholders of BLN and RNY entitled to notice of and to vote at the Meeting or any adjournment thereof.

At the close of business on April 30, 1999, RNY and BLN had outstanding the number of common shares and preferred shares set forth below:

                                                  Amount Held Amount Outstanding
                                                  by Fund for    Exclusive of
                                        Amount      its Own    Amount Shown in
Fund                      Designation Authorized    Account    Previous Column
----                      ----------- ----------- ----------- ------------------
RNY...................... Common      199,999,608     0            1,307,093
                          Preferred:
                              F7              392       0                392
BLN...................... Common      199,996,580     0           11,257,093
                          Preferred:
                              F7            1,710       0              1,710
                              F28           1,710       0              1,710

For BLN and RNY, the class or classes of shares listed above are the only authorized class or classes of shares.

The principal executive offices of BLN are located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536 and the offices of RNY are located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. The enclosed proxy or proxies and this proxy statement are first being sent to BLN's and
RNY's shareholders on or about              , 1999.

BLN and RNY will furnish, without charge, a copy of BLN's most recent Annual Report and the most recent Semi-Annual Report succeeding the Annual Report, if any, to any shareholder upon request, provided such Annual or Semi-Annual Report is not enclosed herein. Requests should be directed to 345 Park Avenue, New York, New York 10154 (telephone number (800) 227-7BFM(7236)).

As of February 26, 1999, none of BLN or RNY was aware of any beneficial or record owner of 5% or more of any class of shares of BLN or RNY.

All proxies received will be voted in favor of the proposal, unless otherwise directed therein.

If the accompanying proxy is or the accompanying proxies are executed and returned in time for the Meeting, the shares covered thereby will be voted in accordance with the proxy or proxies on all matters that may properly come before the Meeting.

Voting Requirements of BLN

Votes of Common Shareholders as a Separate Class. Common shareholders of BLN are being asked to approve the Merger Agreement pursuant to Maryland law and under the Charter of BLN. Because of the separate class vote with respect to the preferred stock of BLN described below, the Charter of BLN requires the common stock of BLN to vote as a separate class with respect to the Merger and the related Merger Agreement. The affirmative vote of shareholders representing at least a majority of the outstanding common shares of BLN is required to approve BLN's Merger and the Merger Agreement.

Votes of Preferred Shareholders as a Separate Class. Preferred shareholders of BLN are being asked to approve the Merger Agreement pursuant to the Articles Supplementary pertaining to each series of preferred shares, Maryland law and as a "plan of reorganization" under the 1940 Act.

Section 18(a)(2)(D) of the 1940 Act provides that the terms of preferred shares issued by a registered closed-end investment company must contain provisions requiring approval by the vote of a majority of such shares, voting as a separate class, of any plan of reorganization adversely affecting such shares. The 1940 Act makes no distinction between a plan of reorganization that has an adverse effect as opposed to a materially adverse effect. While the Board of Directors of BLN does not believe that the holders of preferred shares of BLN would be materially adversely affected by the Merger, it is possible that there may be insignificant adverse effects (such as where the asset coverage with respect to the shares of the RNY Preferred issued pursuant to the Merger is slightly more or less than the asset coverage with respect to the preferred shares of BLN for which they are exchanged or such as the absence of a fixed termination date for RNY). Accordingly, BLN is seeking approval of the Merger Agreement by the holders of preferred shares of BLN. Accordingly, the affirmative vote of shareholders representing at least a majority of the outstanding preferred shares of BLN, with all the series of preferred shares of BLN voting together as a single class, is required to approve BLN's Merger and the Merger Agreement. Please note that the asset coverage tests applicable to RNY Preferred under the 1940 Act and required by the rating agencies will be satisfied following completion of the Merger.

Voting Requirement of RNY

Combined Vote of Common and Preferred Shareholders. A combined vote of the common and preferred shareholders of RNY is required to approve the Merger. Maryland law requires shareholder approval to effect the Merger. The affirmative vote of shareholders representing at least a majority of the outstanding shares of RNY Common and RNY Preferred, voting together as a single class, is required to approve the Merger and the related Merger Agreement.

Quorum

A quorum is constituted with respect to RNY and BLN by the presence in person or by proxy of the holders of more than 50% of the outstanding shares of RNY or BLN entitled to vote at the Meeting and with respect to a class vote of the preferred shares or common shares of BLN by the presence in person or by proxy of the holders of more than 50% of the outstanding shares of such class entitled to vote at the Meeting. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions will be treated as shares that are present at the Meeting but which have not been voted. Abstentions will have the effect of a "no" vote for purposes of obtaining the requisite approvals. Broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will not be treated as shares that are present at the Meeting and, accordingly, could make it more difficult to obtain the requisite approvals.

In the event that a quorum is not present at the Meeting, or in the event that a quorum is present at the Meeting but sufficient votes to approve the Merger Agreement are not received with respect to RNY or BLN, the persons named as proxies may propose one or more adjournments of the Meeting or a portion thereof to permit further solicitation of proxies. Any such adjournment(s) will require the affirmative vote of a majority of those shares affected by the adjournment(s) that are represented at the Meeting at that time in person or by proxy. If a quorum is not present on a particular matter, the persons named as proxies will vote those proxies in favor of adjournment except to the extent the proxy expressly states otherwise. If a quorum is present on a particular matter, the persons named as proxies will vote in favor of such adjournment(s) all proxies other than those proxies required to be voted AGAINST such proposal, which will be voted against any adjournment(s). A shareholder vote may be taken with respect to RNY or BLN on some or all matters before any such adjournment(s) if sufficient votes have been received for approval.

                  DESCRIPTION OF COMMON SHARES OF RNY AND BLN

General. The Charter of RNY authorizes the issuance of 199,999,608 common shares in a single class, par value $.01 per share. As of April 30, 1999, there were issued and outstanding 1,307,093 shares of RNY Common. If the Merger is approved, it is anticipated that RNY will be authorized to issue approximately 199,996,360 of shares of RNY Common immediately after the Merger due to the increase in authorized shares of RNY Preferred. If the Merger is approved, at the Closing, RNY will issue a number of additional shares of RNY Common that, as described above, will be based on the relative aggregate per share net asset values of RNY and BLN, as of the close of business on the last business day prior to the closing. Based on the relative per share net asset values as of April 30, 1999, RNY would have issued a maximum of approximately 11,918,274 additional shares of RNY Common if the Merger had occurred as of the next business day, assuming that all common shareholders of BLN elect to receive the special dividend paid to them in connection with the Merger in additional common shares of BLN. Shares of RNY Common will be, when issued in the Merger or against receipt of consideration therefor, at least equal to the par value thereof, fully paid and nonassessable and will have one vote per share in all matters on which such shares are entitled to vote.

The common shares of BLN and RNY have equal voting rights and equal rights with respect to the payment of dividends and distribution of assets upon liquidation and have no preemptive, conversion or exchange rights or rights to cumulative voting.

Distributions. The common shares of RNY and BLN have equal rights with respect to the payment of dividends and the distribution of assets upon liquidation. Neither RNY nor BLN will be permitted to declare, pay or set apart for payment any dividend or distribution on common shares (other than in additional common shares), unless (a) cumulative dividends on its respective outstanding preferred shares have been paid in full and (b) it meets the asset coverage tests applicable to its preferred shares. This latter limitation on RNY's and BLN's ability to make distributions on common shares could under certain circumstances impair their ability to maintain their qualification for taxation as a regulated investment company under the Code.

RNY currently distributes monthly all or a portion of its net investment income to holders of RNY Common. Monthly distributions to holders of RNY Common consist of net investment income remaining after the payment of dividends on outstanding preferred shares. For Federal income tax purposes, however, if RNY realizes net capital gains, a portion of RNY's distributions will be required to be allocated pro rata among the holders of RNY Common and holders of RNY Preferred.

Comparison of Rights of Holders of Common Shares of RNY AND BLN. The provisions of the Charter of RNY are substantially the same as the provisions of the Charter of BLN in all respects, except as described in this paragraph. The full text of BLN's and RNY's Charter is on file with the

SEC and may be obtained as described under "Available Information." The Charter of BLN provides for termination of its existence on a specific date, which is December 31, 2008 in the case of BLN whereas RNY's Charter provides for its perpetual existence. The Charter of BLN provides that the specific termination provision of its Charter may not be amended or repealed without the affirmative vote of at least 75% of the outstanding shares entitled to vote thereon and the 1940 Act would require separate approval of any such amendment or repeal by a majority of the outstanding preferred shares of BLN or, if less, at least two-thirds of the preferred shares voting thereon if at least 50% of the preferred shares are present and voting. RNY has no termination provision and accordingly no provision requiring a supermajority vote for amendment or repeal of such a provision.

Certain Provisions in RNY's and BLN's Charter. BLN and RNY have in their Charters and by-laws ("By-Laws") certain substantially similar provisions commonly referred to as "antitakeover" provisions, which may have the effect of limiting the ability of other entities or persons to acquire control of BLN or RNY, to cause them to engage in certain transactions or to modify their structure.

First, a director may be removed from office only for cause by the vote of at least 75% of the shares entitled to be voted on the matter. Second, the affirmative vote of the holders of at least 75% of the shares will be required to authorize BLN's or RNY's conversion from a closed-end to an open-end investment company, which conversion would result in delisting from the AMEX with respect to RNY and the NYSE with respect to BLN. Third, the present board is classified into three classes, each with a term of three years with only one class of directors standing for election in any year. Such classification may prevent replacement of a majority of the directors for up to a two year period. The affirmative vote of at least 75% of the shares of capital stock will be required to amend the Charter or By-Laws to change any of the foregoing provisions.

In addition, under each of BLN's and RNY's Charter, BLN and RNY have elected to be subject to provisions of the Maryland General Corporation Law that generally provide that, unless an exemption is available, certain mergers, consolidations, share exchanges, asset sales, stock issuances, liquidations or dissolutions, recapitalizations, and other transactions ("Business Combinations"), with a beneficial owner of 10% or more of the voting power of a Maryland corporation (an "Interested Shareholder") or any affiliate of an Interested Shareholder are prohibited for a period of five years following the most recent date on which the Interested Shareholder became an Interested Shareholder. Thereafter, such a Business Combination must be recommended by the board of directors and approved by the affirmative vote of at least (i) 80% of the votes entitled to be cast by outstanding shares of voting stock of the corporation and (ii) 66 2/3% of the votes entitled to be cast by holders of voting stock other than voting stock held by the Interested Shareholder who is (or whose affiliate is) a party to the Business Combination or an affiliate or associate of the Interested Shareholder (with dissenting stockholders having certain appraisal rights), unless certain value and other standards are satisfied or some other statutory exemption is available. The vote specified in the preceding sentence will be required for any amendment to the Charter to change the provisions subjecting BLN and RNY to the provisions of the Maryland General Corporation Law discussed above.

The percentage of votes required under these provisions, which are greater than the minimum requirements under Maryland law absent the elections described above or in the 1940 Act, will make more difficult a change in BLN's or RNY's business or management and may have the effect of depriving shareholders of an opportunity to sell shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of BLN or RNY in a tender offer or similar transaction. Reference should be made to RNY's Charter on file with the SEC for the full text of these provisions.

Dividend Reinvestment Plan. Pursuant to RNY's Dividend Reinvestment Plan (the "Plan"), each RNY shareholder automatically has all distributions of dividends and capital gains reinvested by State Street Bank & Trust Company (the "Plan Agent") in shares of RNY pursuant to the Plan, unless an election is made to receive cash. Pursuant to BLN's Plan, each shareholder of BLN automatically has all distributions of dividends and capital gains paid in cash, unless the shareholder elects to have such distributions reinvested by the Plan Agent in shares of BLN. Shareholders of BLN, upon consummation of the Merger, will have their election to receive dividends paid in cash or reinvested in shares preserved following the Merger into RNY.

The Plan Agent effects purchases of shares under the Plans in the open market. Shareholders who do not participate in the Plans receive all distributions in cash paid by check in U.S. dollars mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the custodian, as dividend disbursing agent.

The Plan Agent serves as agent for the stockholders in administering the Plans. After BLN or RNY declares a dividend or determines to make a capital gain distribution, the Plan Agent, as agent for the participants, receives the cash payment and uses it to buy shares in the open market, on the AMEX, the NYSE or elsewhere, for the participants' accounts. New shares are not issued in connection with the Plan.

Participants in the Plans may withdraw from the Plans upon written notice to the Plan Agent. When a participant withdraws from a Plan or upon termination of such Plan as provided below, certificates for whole shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.

The Plan Agent maintains each shareholder's account in each Plan and furnishes monthly written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant are held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to such Plan.

Shareholders whose common shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether and how they may participate in a Plan.

In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are the beneficial owners, the Plan Agent administers the Plans on the basis of the number of shares certified from time to time by the record shareholder as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are participants in a Plan.

The Plan Agent's fees for the handling of the reinvestment of dividends and distributions are paid by BLN and RNY, as applicable. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. There are no other charges to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described above.

The automatic reinvestment of dividends and distributions does not relieve participants of any Federal income tax that may be payable or required to be withheld on such dividends or distributions.

Experience under the Plans may indicate that changes are desirable. Accordingly, BLN and RNY reserve the right to amend the Plans as applied to any dividend or distribution paid subsequent to written notice of the change sent to all participants in the Plans at least 90 days before the record date for the dividend or distribution. The Plans also may be amended by the Plan Agent by at least 90 days' written notice to all participants in the Plan. The Plans may be terminated by the Plan Agent or BLN or RNY upon at least 30 days' written notice to the participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 366, Boston, Massachusetts 02101.

In connection with the Merger, a common shareholder of BLN might receive a number of RNY common shares in the Merger which consists of or includes an "odd lot" (i.e., less than 100 shares). Such odd lot holders may participate in RNY's Dividend Reinvestment Plan for the limited purpose of purchasing a sufficient number of RNY common shares to bring their odd lot shares up to a 100-share "round lot." Each such odd lot holder would send in the certificates representing his or her odd lot shares and direct the Plan Agent to reinvest dividends only until a sufficient number of RNY common shares have been acquired to form a round lot. When this is accomplished, (a) certificates representing the round lot of RNY common shares would be issued to the holder,
(b) any excess RNY common shares or fractional RNY common shares would be sold and a check for the sale issued to the holder, and (c) dividend reinvestment on behalf of such holder would be discontinued.

                DESCRIPTION OF PREFERRED SHARES OF RNY AND BLN

General. RNY and BLN utilize a leveraged capital structure through the issuance of perpetual preferred stock whose dividend rates are reset weekly or monthly by auction in relation to prevailing short-term municipal rates. As of the date of this Combined Proxy Statement/Prospectus, RNY had outstanding one series of RNY Preferred with the designations, dividend periods, auction dates and annual dividend rate as of April 30, 1999 set forth below:

                                                                        Annual
                                                                       Dividend
                                                                         Rate
                                                                        (as of
                                                      Dividend Auction  April
 Designation                                           Period   Date   30, 1999)
 -----------                                          -------- ------- --------
  F7.................................................  7 days  Friday    3.50%

As of the date of this Combined Proxy Statement/Prospectus, BLN had issued and outstanding two series of preferred shares with the designations, dividend periods, auction dates and annual dividend rate as of April 30, 1999 set forth below:

                                                                        Annual
                                                                       Dividend
                                                                         Rate
                                                                        (as of
                                                      Dividend Auction  April
 Designation                                           Period   Date   30, 1999)
 -----------                                          -------- ------- --------
  F7.................................................  7 days  Friday    3.00%
  F28................................................ 28 days  Friday    3.29

In connection with the Merger, the Board of Directors of RNY classified up to 3,420 authorized and unissued shares of RNY Common shares as new shares of RNY Preferred, which may be issued in one or more series. Upon completion of the Merger, each outstanding preferred share of each series of BLN will, without any action on the part of the holder thereof, be converted into and exchangeable for one share of a series of RNY Preferred having the same terms, including the same auction dates, dividend periods and dividend payment dates, as the shares of each respective series of preferred stock of BLN, except that the initial dividend rate of the new series of RNY Preferred will be the same as that established in the most recent auction of the corresponding series of BLN and dividends on the new series of RNY Preferred will accrue from the date of the Merger to and including the last day of the dividend period for the corresponding series of BLN. After the initial dividend period, the dividend rate for each series of RNY Preferred will be the dividend rate for such series that results from the auction relating to such series.

Under the 1940 Act, RNY is permitted to have outstanding more than one series of preferred shares as long as no single series has priority over another series as to the distribution of assets or the payment of dividends. All outstanding shares of RNY Preferred and all shares of RNY Preferred issued pursuant to the Merger will rank on a parity with each other as to the payment of dividends and the distribution of assets upon liquidation. Shares of RNY Preferred issued pursuant to the Merger will be, when issued, fully paid and nonassessable and have no preemptive, conversion or exchange rights or rights to cumulative voting.

None of the RNY Preferred or any preferred shares of BLN are traded on any stock exchange or over-the-counter. Shares of RNY Preferred and the preferred shares of BLN can be purchased at auctions as described herein or through broker-dealers, if any, who maintain a secondary market in such shares.

Dividends and Dividend Periods. The dividends and distributions policy of each share of RNY Preferred issued in connection with the Merger will be the same as those of the outstanding shares of RNY Preferred and those of the outstanding preferred shares of BLN.

Holders of RNY Preferred and holders of preferred shares of BLN are entitled to receive, when, as and if declared by the Board of Directors of RNY or BLN, as the case may be, out of funds legally available therefore, cumulative cash dividends on their shares. Dividends on RNY Preferred and on preferred shares of BLN so declared and payable (i) are in preference to and have priority over any dividends so declared and payable on RNY Common or common shares of BLN, as the case may be, and (ii) to the extent permitted under the Code and to the extent available, out of net tax-exempt income earned on RNY's or BLN's investments. The dividend rate per annum for each series of RNY Preferred and each series of preferred shares of BLN may vary from dividend period to dividend period and is determined for each dividend period through an auction of all of the outstanding shares of such series by an agent (the "Auction Agent") of RNY or BLN, as the case may be. Dividends on the RNY Preferred and on the preferred shares of BLN are paid through The Depository Trust Company ("DTC") (or a successor securities depository) on each dividend payment date. DTC's normal procedures provide for it to distribute dividends in same-day funds to agent members, who in turn are expected to distribute such dividends to the person for whom they are acting as agent in accordance with the instructions of such person. Prior to each dividend payment date, RNY and BLN are required to deposit with the Auction Agent sufficient funds for the payment of such declared dividends. None of RNY or BLN has established a reserve for the payment of dividends, and no interest is payable by RNY or BLN in respect of any dividend payment or payment on RNY Preferred or preferred shares of BLN which may be in arrears.

Dividends paid by RNY and BLN, to the extent paid from tax-exempt income earned on municipal obligations, are exempt from Federal income taxes, subject to the possible application of the alternative minimum tax. However, RNY and BLN are required to allocate net capital gains and other income subject to regular Federal income taxes, if any, proportionally between shares of its common stock and shares of its preferred stock in accordance with the current position of the IRS. RNY and BLN notify the Auction Agent of the amounts of any such dividends. The Auction Agent in turn notifies each broker-dealer whenever it receives any such notice from RNY or BLN, and each broker-dealer then notifies its customers who are holders of the RNY Preferred or the preferred shares of BLN. RNY and BLN also may include such income in a dividend on their preferred shares without giving advance notice thereof if they increase the dividend by an additional amount to offset the tax effect thereof.

If RNY or BLN retroactively allocate any net capital gains or other income subject to regular Federal income taxes to shares of its preferred stock without having given advance notice thereof as described above, which only may happen when such allocation is made as a result of the redemption of all or a portion of the outstanding shares of RNY Preferred or all of the preferred shares of BLN or the liquidation of RNY or BLN, RNY or BLN will make certain payments to holders of shares of its preferred stock to which such allocation was made to offset substantially the tax effect thereof. In no other instances will RNY or BLN be required to make payments to holders of shares of its preferred stock to offset the tax effect of any reallocation of net capital gains or other taxable income.

Neither RNY nor BLN is permitted to declare, pay or set apart for payment any dividend or distribution on its common shares (other than in additional common shares), unless (a) cumulative dividends on all its respective outstanding shares of preferred stock have been paid in full and (b) RNY or BLN meets the asset coverage tests required by the rating agencies and the 1940 Act. This latter limitation on RNY's and BLN's ability to make distributions on common shares could, under certain circumstances, impair the ability of RNY or BLN to maintain its qualification for taxation as a regulated investment company under the Code.

Voting Rights. The voting rights of the RNY Preferred to be issued in connection with the Merger will be substantially similar to those of the outstanding shares of RNY Preferred and the outstanding preferred shares of BLN.

The provisions of the Charter of RNY are substantially the same as the provisions of the Charter of BLN in all respects, except that the Charter of BLN provides for a finite term. The 1940 Act requires separate approval of any plan of reorganization that may adversely affect preferred shares by a majority of the outstanding preferred shares of RNY or BLN or, if less, at least two-thirds of the preferred shares voting thereon if at least 50% of the preferred shares are present and voting. The 1940 Act requires that the holders of RNY Preferred and the holders of preferred shares of BLN and any other preferred stock issued by RNY or BLN, voting as a separate class, have the right to elect at least two directors at all times and to elect a majority of the directors at any time when two years' dividends on the preferred shares or any other preferred stock are unpaid. The holders of RNY Preferred and the holders of preferred shares of BLN also vote as a separate class on certain other matters as required under their Charters, the 1940 Act and Maryland law.

Redemption. The redemption rights of the RNY Preferred to be issued in connection with the Merger will be substantially similar to those of the outstanding shares of RNY Preferred and the outstanding preferred shares of BLN.

If a series of RNY Preferred or a series of preferred shares of BLN fails to meet the asset coverage tests required by the rating agencies and the 1940 Act, the RNY Preferred or the preferred shares of BLN would be subject to mandatory redemption, out of funds legally available therefor, at the redemption price of $25,000 per share plus an amount equal to dividends accumulated but unpaid thereon (whether or not earned or declared) to the date fixed for redemption plus any premiums thereon. Any such redemption would be limited to the number of preferred shares necessary to satisfy the asset coverage tests applicable to the respective series of RNY Preferred or the respective series of preferred shares of BLN. The ability of RNY and BLN to make such a mandatory redemption may be restricted by the provisions of the 1940 Act. In addition, holders of preferred shares may be entitled to receive additional dividends in the event of a mandatory redemption of such preferred shares.

Shares of RNY Preferred and the preferred shares of BLN are redeemable at the option of RNY or BLN, in whole or in part, on any dividend payment date (except during certain excluded periods) for such series, at the redemption price of $25,000 per share, plus an amount equal to dividends thereon accumulated but unpaid to the date fixed for redemption (whether or not earned or declared) plus any applicable premium. In addition, holders of preferred shares may be entitled to receive additional dividends in the event of an optional redemption of such preferred shares.

Liquidation. The terms of the liquidation preferences of the RNY Preferred to be issued in connection with the Merger will be substantially similar to the liquidation preference of the outstanding shares of RNY Preferred and the outstanding preferred shares of BLN.

The liquidation preference of each share of RNY Preferred and each preferred share of BLN is $25,000, plus an amount equal to accumulated but unpaid dividends (whether or not earned or declared) plus any premium applicable thereto. In addition, holders of RNY Preferred and holders of preferred shares of BLN may be entitled to receive additional dividends in the event of redemption of such preferred shares.

Upon any liquidation, dissolution or winding up of RNY or BLN, whether voluntary or involuntary, the holders of shares of RNY Preferred or BLN's preferred shares would be entitled to receive $25,000 per share together with the amount of any dividends accumulated but unpaid (whether or not earned or declared) thereon to the date of distribution. Such amount would be paid out of the assets of RNY or BLN available for distribution to stockholders, before any distribution or payment is made upon any shares of RNY Common or common shares of BLN or any other capital stock of RNY or BLN ranking junior in right of payment upon liquidation to RNY Preferred or BLN's preferred shares. If the assets of RNY or BLN are insufficient to make the full liquidation payment on its preferred stock and liquidation payments on any other outstanding class or series of preferred stock of RNY or BLN ranking on a parity with RNY Preferred or BLN's preferred shares as to payment upon liquidation, then such assets will be distributed among the holders of shares of RNY Preferred or BLN's preferred shares and the holders of shares of such other class or series ratably in proportion to the respective preferential amounts to which they are entitled. After payment of the full amount of any liquidation distribution to which they are entitled, the holders of shares of RNY Preferred or BLN's preferred shares would not be entitled to any further participation in any distribution of assets by RNY or BLN except for any additional dividends. A consolidation, merger or share exchange of RNY or BLN with or into any other entity or entities or a sale, whether for cash, shares of stock, securities or properties, of all or substantially all or any part of the assets of RNY or BLN shall not be deemed or construed to be a liquidation, dissolution or winding up of RNY or BLN.

Auctions. The dividend rate per annum for each series of RNY Preferred and for each series of preferred shares of BLN is determined for each dividend period through an auction of all of the outstanding shares of such series by the Auction Agent. The Auction Agent for each series of RNY and for each series of preferred shares of BLN is Bankers Trust Company. Following the Merger, separate auctions will be conducted for each series of RNY Preferred, but the auction dates for two or more series of RNY Preferred may from time to time occur on the same date.

Rating Agency Guidelines. The rating agency guidelines applicable to the RNY Preferred and the preferred shares of BLN are substantially similar, except the preferred shares of BLN are rated by both Moody's and Standard & Poor's and the RNY Preferred are rated only by Moody's. RNY intends that, so long as shares of RNY Preferred are outstanding, the composition of its portfolio will reflect guidelines established by Moody's in connection with RNY's receipt of a rating for such shares on their date of original issue of "Aaa" from Moody's. The Merger is conditioned upon RNY and BLN receiving written advice from Moody's (i) confirming that consummation of the Merger will not impair the Aaa ratings assigned to the outstanding shares of RNY Preferred and (ii) assigning Aaa ratings to the shares of the RNY Preferred to be issued pursuant to the Merger.

Moody's and Standard & Poor's, which are nationally recognized statistical rating organizations, issue ratings for various securities reflecting the perceived creditworthiness of such securities. The guidelines for rating RNY Preferred and the preferred shares of BLN have been developed by Moody's and Standard & Poor's in connection with issuances of asset-backed and similar securities, including debt obligation and variable rate preferred stocks, generally on a case-by-case basis through discussions with the issuers of these securities. The guidelines are designed to ensure that assets underlying outstanding debt or preferred stock will be varied sufficiently and will be of sufficient quality and amount to justify investment-grade ratings. The guidelines do not have the force of law but have been adopted by RNY and BLN in order to satisfy current requirements necessary for Moody's to issue the above-described ratings for shares of the RNY Preferred, which ratings generally are relied upon by institutional investors in purchasing such securities and the preferred shares of RNY and BLN. The guidelines provide a set of tests for portfolio composition and asset coverage that supplement (and in some cases are more restrictive than) the applicable requirements under the 1940 Act.

RNY and BLN may, but are not required to, adopt modifications to these guidelines that hereafter may be established by Moody's or Standard & Poor's. Failure to adopt any such modifications, however, may result in a change in the ratings described above or a withdrawal of the ratings altogether. In addition, any rating agency providing a rating for the shares of the RNY Preferred and the preferred shares of BLN, at any time, may change or withdraw any such rating. As set forth in the Articles Supplementary of RNY and BLN, the Boards of Directors, without stockholder approval, may modify certain definitions or restrictions that have been adopted by RNY and BLN pursuant to the rating agency guidelines, provided the boards of directors have obtained written confirmation from Moody's and Standard & Poor's that any such change would not impair the ratings then assigned by Moody's and Standard & Poor's to the RNY Preferred or the preferred shares of BLN.

For so long as any shares of RNY Preferred or the preferred shares of BLN are rated by Moody's or Standard & Poor's, as the case may be, RNY's and BLN's use of options and financial futures contracts and options thereon will be subject to certain limitations mandated by the rating agencies.

  Additional Preferred Shares. The RNY Preferred represented approximately 35% of RNY's total assets immediately after RNY initially issued the RNY Preferred. If the Merger is completed, RNY anticipates that the RNY Preferred will represent approximately 32% of RNY's total assets. RNY's Board of Directors has indicated its intention to authorize an offering of additional shares of RNY Preferred such that, immediately after the offering of the additional preferred, the RNY Preferred would once again represent approximately 37.5% of RNY's total assets.

  So long as RNY is able to realize a higher net return on its investment portfolio than the dividend rate paid on the RNY Preferred, the effect of the additional RNY Preferred will be to enhance the benefits of the Merger to the holders of common shares of RNY and BLN, particularly the benefits of a higher distribution rate and a greater likelihood of trading at little or no discount to net asset value. On the other hand, to the extent that the then current dividend rate on the additional RNY Preferred approaches the net return on RNY's investment portfolio, the benefit of additional leverage will be reduced, and if the then current dividend rate on any additional RNY Preferred were to exceed the net return on RNY's portfolio, the additional leverage would reduce the benefits of the Merger to holders of common shares of RNY and BLN.

  The offering of additional shares of RNY Preferred will be subject to market conditions and to the Board of Director's RNY continuing belief that adding additional leverage to RNY's capital structure through the issuance of additional RNY Preferred is likely to achieve the intended benefits for holders of RNY's common shares. The Board of Directors reserves the right to change the foregoing percentage limitation and may issue the additional RNY Preferred to the extent that the aggregate liquidation preference of all outstanding shares of RNY Preferred does not exceed 50% of the value of RNY's total assets. Although the terms of any additional shares of RNY Preferred will be determined by RNY's Board of Directors at the time of issuance, RNY anticipates that such shares will be additional shares of the existing series of RNY Preferred described in this Combined Proxy Statement/Prospectus or a new series of RNY Preferred with provisions substantially similar to the existing series of RNY Preferred.

  The discussion above describes the present intention of RNY's Board of Directors with respect to a potential offering of additional shares of RNY Preferred. If the Board of Directors determines to proceed with such an offering, the terms of the additional RNY Preferred may be the same as, or different from, the terms described above, subject to applicable law and RNY's Charter. The Board of Directors, without the approval of the holders of RNY Common, may authorize an offering of RNY Preferred or may determine not to authorize such an offering, and may fix the terms of the RNY Preferred to be offered. We cannot assure you that any additional shares of RNY Preferred will be issued.

                           COMPARISON OF BLN AND RNY

General. BLN and RNY are non-diversified closed-end management investment companies that invest in tax-exempt investment portfolios of New York municipal obligations. The common shares of RNY are listed and traded on the AMEX under the symbol RNY and the common shares of BLN are listed and trade on the NYSE under the symbol BLN. RNY and BLN are incorporated under the laws of the State of Maryland.

Investment Objectives and Policies. Except as noted below, the investment objectives, policies and restrictions of RNY are similar to those of BLN. RNY's investment objective is to provide high current income exempt from regular Federal, New York State and New York City income tax consistent with the preservation of capital. In seeking to provide income exempt from regular Federal, New York State and New York City income tax, RNY invests substantially all of its assets in a portfolio of investment grade New York municipal obligations and actively manages its assets in relation to market conditions and interest rate changes. Under normal circumstances, at least 80% of RNY's assets are invested in securities rated investment grade by Moody's (including those rated as low as Baa3, MIG-4 or P-3), Standard & Poor's (including those rated as low as BBB-, SP-2 or A-3), Fitch (including those rated as low as BBB- or F-3) or another nationally recognized statistical rating agency. Up to 20% of RNY's assets may be invested in unrated securities that are deemed by the Investment Adviser to be of equivalent credit quality. RNY emphasizes investments in New York municipal obligations with long-term maturities and maintains an average portfolio maturity of 15-20 years, but the average maturity may be shortened from time to time depending on market conditions.

In addition, RNY may utilize certain options, futures, interest rate swaps and related transactions for hedging purposes. To the extent RNY utilizes such hedging strategies or invests in taxable securities, RNY's ability to achieve its investment objective of providing high current income exempt from regular Federal and New York income tax may be limited. Accordingly, under normal circumstances, RNY's use of such practices is not significant.

For purposes of enhancing liquidity and/or preserving capital, on a temporary defensive basis, RNY may invest without limit in securities issued by the U.S. Government or its agencies or instrumentalities, repurchase agreements collateralized by such securities, or certificates of deposit, time deposits or bankers' acceptances. RNY also may invest in municipal obligations with maturities of less than one year, other debt obligations of corporate issuers, such as interest-paying corporate bonds, commercial paper and certificates of deposit, bankers' acceptances and interest-bearing savings accounts of banks having assets greater than $1 billion and which are members of the Federal Deposit Insurance Corporation. During temporary defensive periods, the current dividend rate on any preferred shares will be more likely to approximate or exceed the net rate of return on RNY's investment portfolio, with the result that the leverage resulting from the preferred shares may become less beneficial or adverse to the holders of shares of RNY Common.

BLN's investment objective is to provide current income exempt from regular Federal, New York State and New York City income tax and to return $15 per common share to holders of common shares on or about December 31, 2008. In seeking to provide income exempt from regulated Federal and New York income tax, BLN invests at least 80% of its total assets in a non-diversified portfolio of New York municipal obligations insured as to the timely payment of both principal and interest by insurers with claims-paying abilities rated at the time of investment Aaa by Moody's or AAA by Standard & Poor's or which are determined by the Investment Adviser to have equivalent claims-paying abilities. BLN may invest up to 20% of its total assets in uninsured New York municipal obligations which are (i) rated at the time of investment Aaa by Moody's or AAA by Standard & Poor's, (ii) guaranteed by an entity with an Aaa or AAA rating, (iii) backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities to ensure timely payment of principal and interest, or (iv) determined by the Investment Adviser to be of triple-A credit quality at the time of investment. Generally, New York municipal obligations which are covered by insurance or a guarantee would not be rated Aaa or AAA, and might not be considered to be of investment grade credit quality in the absence of such insurance or guarantee. In determining whether to purchase a particular New York municipal obligation which is covered by insurance or a guarantee, BLN considers the credit quality of the underlying issuer (among other factors such as price, yield and maturity), although such credit quality will not necessarily be the determinative factor in making the investment decision.

The investment objective of RNY and BLN and the following investment restrictions are fundamental and cannot be changed without the approval of the holders of a majority of RNY's and BLN's outstanding voting securities (defined in the 1940 Act as the lesser of (i) more than 50% of the outstanding shares or (ii) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented). All other investment policies or practices are considered by RNY and BLN not to be fundamental and accordingly may be changed without stockholder approval. If a percentage restriction on investment or use of assets set forth below is adhered to at that time a transaction is effected, later changes in percentage resulting from changing market values will not be considered a deviation from such policy. RNY and BLN may not:

  (1) invest 25% or more of the value of its total assets in any one industry provided that such limitation shall not be applicable to New York municipal obligations other than those New York municipal obligations backed only by assets and revenues of non-governmental users;

  (2) issue senior securities other than (a) preferred stock not in excess of 50% of its total assets over any senior securities described in clause (b) below that are outstanding, (b) senior securities other than preferred stock (including borrowing money, including on margin if margin securities are owned and through entering into reverse repurchase agreements) not in excess of 33 1/3% of its total assets, and (c) borrowing up to 5% of its total assets for temporary purposes without regard to the amount of senior securities outstanding under clauses (a) and (b) above; provided, however, that RNY's and BLN's obligations under interest rate swaps, when issued and forward commitment transactions and similar transactions are not treated as senior securities if covering assets are appropriately segregated; or pledge its assets other than to secure such issuances or in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies. For purposes of clauses
  (a), (b) and (c) above, "total assets" shall be calculated after giving effect to the net proceeds of any such issuance and net of any liabilities and indebtedness that do not constitute senior securities except for such liabilities and indebtedness as are excluded from treatment as senior securities by the proviso to this item (2);

  (3) make loans of money or property to any person, except through loans of portfolio securities, the purchase of fixed income securities consistent with RNY's and BLN's investment objective and policies or the acquisition of securities subject to repurchase agreements;

  (4) underwrite the securities of other issuers, except to the extent that in connection with the disposition of portfolio securities or the sale of its own securities RNY and BLN may be deemed to be an underwriter;

  (5) invest for the purpose of exercising control over any issuer;

  (6) purchase or sell real estate or interests therein other than New York Municipal Obligations secured by real estate or interests therein;

  (7) purchase or sell commodities or commodity contracts except for hedging purposes or as permitted by applicable law without RNY or BLN becoming subject to registration with the Commodities Futures Trading Commission as a Commodity Pool; or

  (8) make any short sale of securities except in conformity with applicable laws, rules and regulations and unless, after giving effect to such sale, the market value of all securities sold short does not exceed 25% of the value of RNY's and BLN's total assets and RNY's and BLN's aggregate short sales of a particular class of securities does not exceed 25% of the then outstanding securities of that class.

Additional information with respect to the investment policies and restrictions of BLN and RNY is included in their respective Prospectuses, which have been filed with the SEC and may be obtained therefrom as provided under "Additional Information."

New York Municipal Obligations. BLN and RNY invest substantially all of their assets in portfolios of New York municipal obligations, which are municipal obligations the interest on which, in the opinion of bond counsel or other counsel to the issuers of such obligations, is, at the time of issuance, exempt from New York State and New York City individual income taxes. Because BLN and RNY invest substantially all of its assets in portfolios of New York municipal obligations, BLN and RNY are more susceptible to political, economic, regulatory or other factors affecting issuers of New York municipal obligations than a fund which does not limit its investments to such issuers. The risks include possible legislative, state constitutional or regulatory amendments that may affect the ability of state and local governments or regional governmental authorities to raise money to pay principal and interest on their municipal obligations. Economic, fiscal and budgetary conditions throughout the state may also influence BLN's and RNY's performance.

The following information is a summary of a more detailed description of certain factors affecting New York municipal obligations which is contained in the Statement of Additional Information. Investors should obtain a copy of the Statement of Additional Information for the more detailed discussion of such factors. Such information is derived from certain official statements of the State of New York published in connection with the issuance of specific New York municipal obligations, as well as from other publicly available documents. Such information has not been independently verified by BLN and RNY and may not apply to all New York municipal obligations acquired by BLN and RNY. BLN and RNY assume no responsibility for the completeness or accuracy of such information.

Investors should be aware of certain factors that might affect the financial condition of the issuers of New York municipal obligations. The State of New York has historically been one of the wealthiest states in the nation. For decades, however, the economy of the State of New York has grown more slowly than that of the nation as a whole, and the result has been a gradual erosion of the State's relative economic affluence. New York City, for example, has faced greater competition as other major cities have developed financial and business capabilities which make them less dependent on the specialized services traditionally available almost exclusively in New York City.

The State of New York has for many years had a very high state and local tax burden. The burden of state and local taxation, in combination with the many other causes of regional economic dislocations, has contributed to the decisions of some businesses and individuals to relocate outside, or not locate within, the State of New York.

There can be no assurance that the State of New York and its political subdivisions will not face substantial potential budget gaps in future years resulting from a significant disparity between tax revenues projected from a lower recurring receipts base and the spending required to maintain programs at current levels. To address any potential budgetary imbalance, the State of New York and such subdivisions may need to take significant actions to align recurring receipts and disbursements in future fiscal years.

Although revenue obligations of the State of New York or its political subdivisions may be payable from a specific project or source, including lease rentals, there can be no assurance that future economic difficulties and the resulting impact on State and local government finances will not adversely affect the market value of the portfolio of BLN and RNY or the ability of the respective obligors to make timely payments of principal and interest on such obligations.

More detailed information concerning New York municipal obligations and the State of New York is included in the Statement at Additional Information.

                       SERVICE PROVIDERS FOR BLN AND RNY

The service providers for BLN and RNY are as set forth in the following table.

Administrator................ RNY*--Prudential Investments Fund Management LLC
                              BLN--Princeton Administrators, L.P.
Registrar/Transfer Agent/     State Street Bank & Trust Company
 Distributor/Custodian....... One Heritage Drive, P2N
                              North Quincy, MA 02171
Independent Auditors......... Deloitte & Touche LLP

--------
* After the Merger, BlackRock Financial Management, Inc. will be a co-administrator of RNY.

The locations of the Administrators are as follows: Prudential Investments Fund Management LLC, One Seaport Plaza, New York, New York 10292 and Princeton Administrators, L.P. is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536. State Street Bank & Trust Company, which serves as registrar, transfer agent, dividend disbursing agent and custodian, maintains offices at 225 Franklin Street, Boston, Massachusetts 02110. Deloitte & Touche LLP, the independent auditors, maintains offices at Two World Financial Center, New York, New York 10281.

Currently, for its services as administrator to RNY, Prudential Mutual Fund Management, Inc. receives a fee payable monthly at an annual rate of [ ]% of RNY's average weekly net investment assets. After consummation of the Merger, BlackRock Financial Management, Inc. and Prudential Investments Fund Management LLC will act as co-Administrators of RNY and will receive an aggregate fee in the amount of [ ]% of RNY's weekly net assets. Under the Administration Agreement with Blackrock Financial Management and Prudential Investments Fund Management LLC (the "Administration Agreement"), the Administrators will administer RNY's corporate affairs subject to the supervision of RNY's Board of Directors and in connection therewith furnish RNY with office facilities together with such ordinary clerical and bookkeeping services (e.g., preparation of annual and other reports to stockholders and the SEC and filing of federal, state and local income tax returns) as are not being furnished by the Custodian. The Administrators also may facilitate bank or other borrowing by RNY when the Investment Adviser determines that leverage may be in the best interests of RNY's shareholders. In connection with its administration of the corporate affairs of RNY, each Administrator will bear the following expenses:

  (a) salaries and expenses of all personnel of such Administrator; and

  (b) all expenses incurred by such Administrator or by RNY in connection with administering the ordinary course of RNY's business, other than those assumed by RNY, as described below.

The Administration Agreement was approved by RNY's Board of Directors on
      , 1999 and is effective until terminated. The Administration Agreement terminates automatically if it is assigned (as defined in the Investment Company Act and the rules thereunder) and is otherwise terminable on 60 days' notice by either party to the other.

                           MANAGEMENT OF BLN AND RNY

Boards of Directors and Officers. The following individuals are the current Directors for BLN and RNY and have served in such capacity since BLN and RNY commenced their respective operations except that Richard E. Cavanagh has served as Director since his appointment by each of the Boards on August 11, 1994 to fill a vacancy and Walter F. Mondale, who was previously a Director of BLN from inception to August 12, 1993, has served as Director since his election at BLN's annual meeting of stockholders on April 15, 1997. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The "interested" Directors (as defined by Section 2(a)(19) of the 1940 Act) are indicated by an asterisk(*). Unless specified otherwise below, the business address of the Directors and officers of BLN, RNY and the Investment Adviser is 345 Park Avenue, New York, New York 10154.

                                                                       % of
                              Principal Occupations or      Shares    Shares
       Name and Age          Employment in Past 5 Years      Owned  Outstanding
       ------------          --------------------------     ------- -----------
 Andrew F. Brimmer        President of Brimmer & Company,                0
 4400 MacArthur Blvd N.W. Inc., a Washington, D.C.-based
 Suite 302                economic and financial
 Washington, DC 20007     consulting firm. Formerly
 Age: 72                  member of the Board of
                          Governors of the Federal
                          Reserve System. Director,
                          Airborne Express, Borg Warner
                          Automotive and CarrAmerica
                          Realty Corporation.
 Richard E. Cavanagh      President and Chief Executive     BLN 100     (1)
 845 Third Avenue         Officer of The Conference         RNY 100
 New York, NY 10022       Board, Inc., a leading global
 Age: 52                  business membership
                          organization. Former Executive
                          Dean of the John F. Kennedy
                          School of Government at Harvard
                          University from 1988-1995.
                          Acting Director, Harvard Center
                          for Business and Government
                          (1991-1993). Formerly Partner
                          (principal) of McKinsey &
                          Company, Inc. (1980-1988).
                          Former Executive Director of
                          Federal Cash Management, White
                          House Office of Management and
                          Budget (1977-1979). Co-author,
                          THE WINNING PERFORMANCE (best
                          selling management book
                          published in 13 national
                          editions). Trustee, Wesleyan
                          University, Drucker Foundation
                          and Educational Testing Service
                          (ETS). Director, Archer
                          Chemicals (chemicals), Fremont
                          Group (investments) and The
                          Guardian Life Insurance Company
                          of America (insurance).
 Kent Dixon               Consultant/Investor. Former                    0
 9495 Blind Pass Road     President and Chief Executive
 Unit #602                Officer of Empire Federal
 St. Petersburg, FL 33706 Savings Bank of America and
 Age: 61                  Banc PLUS Savings Association,
                          former Chairman of the Board,
                          President and Chief Executive
                          Officer of Northeast Savings.
                          Former Director of ISFA (the
                          owner of INVEST, a national
                          securities brokerage service
                          designed for banks and thrift
                          institutions).
 Frank J. Fabozzi         Consultant. Editor of THE                      0
 858 Tower View Circle    JOURNAL OF PORTFOLIO MANAGEMENT
 New Hope, PA 18938       and Adjunct Professor of
 Age: 50                  Finance at the School of
                          Management at Yale University.
                          Director, Guardian Mutual Funds
                          Group. Author and editor of
                          several books on fixed income
                          portfolio management. Visiting
                          Professor of Finance and
                          Accounting at the Sloan School
                          of Management, Massachusetts
                          Institute of Technology from
                          1986 to August 1992.
 Laurence D. Fink*        Chairman and Chief Executive                   0
 Age 46                   Officer of BlackRock Financial
                          Management, Inc. Formerly, a
                          Managing Director of The First
                          Boston Corporation, member of
                          its Management Committee, co-
                          head of its Taxable Fixed
                          Income Division and head of its
                          Mortgage and Real Estate
                          Products Group. Currently,
                          Chairman of the Board and
                          Director of each of BlackRock's
                          Trusts and Anthracite Capital,
                          Inc. and as Director of
                          BlackRock

                                                                       % of
                                Principal Occupations or    Shares    Shares
         Name and Age          Employment in Past 5 Years    Owned  Outstanding
         ------------          --------------------------   ------- -----------
                              Fund Investors I, BlackRock
                              Fund Investors II,
                              BlackRock Fund Investors
                              III, BlackRock Asset
                              Investors (collectively,
                              "BAI") and BlackRock MQE
                              Investors, Trustee of New
                              York University Medical
                              Center, Dwight-Englewood
                              School, National Outdoor
                              Leadership School and
                              Phoenix House. A Director
                              of VIMRx Pharmaceuticals,
                              Inc. and Innovir
                              Laboratories, Inc.
 James Grosfeld               Consultant/Investor.                       0
 20500 Civic Center Drive     Director of BAI and Copart,
 Suite 3000                   Inc. (retail automobile).
 Southfield, MI 48076         Formerly Chairman of the
 Age: 61                      Board and Chief Executive
                              Officer of Pulte
                              Corporation (homebuilding
                              and mortgage banking and
                              finance) from May 1974-
                              April 1990.
 James Clayburn LaForce, Jr.  Dean Emeritus of The John                  0
 P.O. Box 1595                E. Anderson Graduate School                0
 Pauma Valley, CA 92061       of Management, University
 Age: 70                      of California since July 1,
                              1993. Director, Eli Lilly
                              and Company
                              (pharmaceuticals), Imperial
                              Credit Industries (mortgage
                              banking), Jacobs
                              Engineering Group, Inc.,
                              Rockwell International
                              Corporation, Payden & Rygel
                              Investment Trust (mutual
                              fund), Provident Investment
                              Counsel Funds (investment
                              companies), Timken Company
                              (roller bearing and steel)
                              and Motor Cargo Industries
                              (transportation). Acting
                              Dean of The School of
                              Business, Hong Kong
                              University of Science and
                              Technology 1990-1993. From
                              1978 to September 1993,
                              Dean of The John E.
                              Anderson Graduate School of
                              Management, University of
                              California.
 Walter F. Mondale            Partner, Dorsey & Whitney,                 0
 220 South Sixth Street       a law firm (December 1996-
 Minneapolis, MN 55402        present, September 1987-
 Age: 71                      August 1993). Formerly,
                              U.S. Ambassador to Japan
                              (1993-1996). Formerly Vice
                              President of the United
                              States, U.S. Senator and
                              Attorney General of the
                              State of Minnesota. 1984
                              Democratic Nominee for
                              President of the United
                              States.
 Ralph L. Schlosstein*        President of BlackRock        BLN 100     (1)
 Age: 48                      Financial Management, the     RNY 100     (1)
                              Investment Adviser.
                              Formerly, a Managing
                              Director of Lehman
                              Brothers, Inc. and co-head
                              of its Mortgage and Savings
                              Institutional Group.
                              Currently, President of
                              each of BlackRock's Trusts.
                              Trustee of Denison
                              University and New Visions
                              for Public Education in New
                              York City. A Director of
                              the Pulte Corporation and a
                              member of the Visiting
                              Board of Overseers of the
                              John F. Kennedy School of
                              Government at Harvard
                              University.

--------
(1) Less than 1%.

All Directors and officers as a group owned less than 1% of the shares of BLN and RNY as of February 26, 1999. Each of BLN and RNY has an executive committee composed of Messrs. Fink and Schlosstein.

Neither of BLN nor RNY has a compensation or nominating committee of the Boards of Directors, or committees performing similar functions. BLN and RNY have an audit committee composed of all the Directors who are not interested persons of BLN or RNY or the Investment Adviser which is charged with recommending a firm of independent accountants to BLN or RNY and reviewing accounting matters with the accountants. With respect to BLN there was one meeting of the audit committee held between January 1, 1998 and December 31, 1998. With respect to RNY, there were two meetings of the audit committee held between November 1, 1997 and October 31, 1998. With respect to BLN and RNY, all members attended at least 75% of the meetings.

Four meetings of the Board of Directors of RNY were held between November 1, 1997 and October 31, 1998. Four meetings of the Board of Directors of BLN were held between January 1, 1998 and December 31, 1998. With respect to BLN and RNY, all Directors attended at least 75% of the meetings.

In addition to Messrs. Fink and Schlosstein, all the executive officers hold the same position with BLN and RNY.

                                         Other Principal Occupations in Past 5
    Name and Age           Title                         Years
    ------------           -----         -------------------------------------
 Keith T. Anderson  Vice President      Managing Director of the Investment
 Age: 39                                Adviser. From February 1987 to April
                                        1988, Vice President at The First
                                        Boston Corporation in the Fixed Income
                                        Research Department. Previously Vice
                                        President and Senior Portfolio Manager
                                        at Criterion Investment Management
                                        Company (now Nicholas-Applegate).
 Henry Gabbay       Treasurer           Managing Director of the Investment
 Age: 51                                Adviser. From September 1984 to
                                        February 1989, Vice President at The
                                        First Boston Corporation.
 Michael C. Huebsch Vice President      Managing Director of the Investment
 Age: 40                                Adviser. From July 1985 to January
                                        1989, Vice President at The First
                                        Boston Corporation in the Fixed Income
                                        Research Department.
 Robert S. Kapito   Vice President      Managing Director and Vice Chairman of
 Age: 42                                the Investment Adviser. From December
                                        1985 to March 1988, Vice President at
                                        The First Boston Corporation in the
                                        Mortgage Products Group.
 Kevin Klingert     Vice President      Managing Director of the Investment
 Age: 36                                Adviser. From March 1985 to October
                                        1991, Assistant Vice President at
                                        Merrill Lynch, Pierce, Fenner & Smith
                                        in the Unit Investment Trust
                                        Department.
 James Kong         Assistant Treasurer Managing Director of the Investment
 Age: 38                                Adviser. From April 1987 to April 1989,
                                        Assistant Vice President at The First
                                        Boston Corporation in the CMO-ABO
                                        Administration Department. Previously
                                        affiliated with Deloitte, Haskins &
                                        Sells (now Deloitte & Touche LLP).
 Karen H. Sabath    Secretary           Managing Director of the Investment
 Age: 33                                Adviser. From June 1986 to July 1988,
                                        Associate at The First Boston
                                        Corporation in the Mortgage Finance
                                        Department. From August 1988 to
                                        December 1992, Associate/Vice President
                                        of the Investment Adviser.
 Richard Shea, Esq. Vice President/Tax  Director of the Investment Adviser.
 Age: 39                                From December 1988 to February 1993,
                                        Associate Vice President and Tax
                                        Counsel at Prudential Securities, Inc.
                                        From August 1984 to December 1988,
                                        Senior Tax Specialist at Laventhol &
                                        Horwath.

Officers of RNY and BLN are elected by, and serve at the pleasure of, the Boards of Directors of BLN and RNY. Officers receive no remuneration from each issuer for their services in such capacities.

The Investment Adviser. The Investment Adviser to BLN and RNY is BlackRock Financial Management, Inc. The Investment Adviser is responsible for the investment strategy of BLN and RNY and focuses on investments in New York municipal obligations. The Investment Adviser also provides portfolio administration and other administrative services to BLN and RNY. The Investment Adviser is located at 345 Park Avenue, New York, New York 10154. The investment professionals of the Investment Adviser who are responsible for investment management are described below.

The Investment Adviser provides fixed income, liquidity, equity, alternative investment, and risk management products for clients worldwide. The Investment Adviser manages $80 billion in various fixed income sectors, including $10 billion in municipal securities. The Investment Adviser also manages approximately $44 billion in cash or other short term, highly liquid investments, including $4.4 billion in short term municipal securities. The Investment Adviser has $62 billion in mutual fund assets under management, including two open-end mutual fund families, BlackRock Funds and Provident Institutional Funds, 21 publicly traded closed-end funds (including BLN and RNY) and several short-term investment funds. Among these products, the Investment Adviser manages 11 closed-end, 6 open-end and 6 money market municipal funds. In addition to asset management services, the Investment Adviser has become a significant provider of risk management and advisory services that combine its capital markets expertise with the firm's proprietary risk management systems and technology.

Investment Philosophy. The Investment Adviser's investment decision-making process for the municipal bond sector is subject to the same discipline, oversight and investment philosophy that the firm applies to all other sectors of the fixed income market.

The Investment Adviser uses a relative value strategy that determines the trade-off between risk and return to achieve BLN's and RNY's investment objectives. This strategy is combined with disciplined risk control techniques and applied in every sector, sub-sector and individual security selection decision. The Investment Adviser's extensive personnel and technology resources are the key drivers of the investment philosophy.

The Investment Adviser's Municipal Bond Team. The Investment Adviser uses a team approach to managing municipal portfolios. The Investment Adviser believes that this approach offers substantial benefits over one that is dependent on the market wisdom or investment expertise of only a few individuals.

The Investment Adviser's municipal bond team includes two portfolio managers and six credit research analysts. The team is lead by Kevin Klingert, a Managing Director and portfolio manager at the Investment Adviser. Mr. Klingert has over 15 years of experience in the municipal market. Prior to joining the Investment Adviser in 1991, Mr. Klingert was an Assistant Vice President in the Unit Investment Trust ("UIT") Department at Merrill Lynch, Pierce, Fenner & Smith. Mr. Klingert joined Merrill Lynch in 1985 and was responsible for investing over $1 billion annually for municipal UITs and for supervising over $21 billion of existing municipal UITs. The portfolio management team also includes Craig Kasap, Associate.

The Investment Adviser's municipal bond portfolio managers are responsible for 25 municipal bond portfolios, valued at approximately $5.5 billion, plus an additional $2.5 billion in municipal bonds held across portfolios with broader investment mandates. The team is responsible for portfolios with a variety of investment objectives and constraints, including national funds, state-specific funds, and portfolios with various indices. Currently, the team manages 11 closed-end municipal funds with over $2 billion in assets, including BLN and RNY.

The Investment Adviser's Investment Process. The Investment Adviser has in-depth expertise in all sectors of the fixed income market. The Investment Adviser applies the same risk-controlled, active sector rotation style to the management process for all of its fixed income portfolios. The Investment Adviser is unique in its integration of taxable and municipal bond specialists. Both taxable and municipal bond portfolio managers share the same trading floor and interact frequently for determining the firm's overall investment strategy. This interaction allows each portfolio manager to leverage the combined experience and expertise of the entire portfolio management group at the Investment Adviser.

The Investment Adviser's portfolio management process emphasizes research and analysis of specific sectors and securities, not interest rate speculation. The Investment Adviser believes that market-timing strategies can be highly volatile and potentially produce inconsistent results. Instead, the Investment Adviser thinks that value over the long-term is best achieved through a risk-controlled approach, focusing on sector allocation, security selection and yield curve management.

In the municipal market, the Investment Adviser believes one of the most important determinants of value is supply and demand. The Investment Adviser's ability to monitor investor flows and frequency and seasonality of issuance is helpful in anticipating which sectors will be most heavily impacted by the supply/demand equation. The breadth and expertise of its municipal bond team allows it to anticipate issuance flows, forecast which sectors will have the most supply and plan its investment strategy accordingly.

The Investment Adviser also believes that over the long-term, intense credit analysis will add substantial incremental value and avoid significant relative performance impairments. The municipal credit team is led by Susan Heide, Ph.D., who has been with the Investment Adviser since 1993 and is a managing director responsible for our municipal credit research. She co-heads the Credit Committee and Credit Research, and is assisted by five municipal research analysts. The group averages 10 years of experience in municipal credit research.

Given the nature of the municipal market (whereby supply is largely dependent on new issues, as well as the secondary market; and each deal may be somewhat unique), the credit analysts research potential new issues and closely monitor our existing holdings. Diversification of sectors, issuers, geographic regions and security structures is stressed. Communication and interaction with credit resources throughout the Investment Adviser are facilitated in formal investment strategy meetings and encouraged informally as well.

The Investment Adviser's approach to credit risk incorporates a combination of sector-based top-down macro-analysis of industry sectors to determine relative weightings with a name-specific bottom-up detailed credit analysis of issuers and structures. The sector-based approach focuses on rotating into sectors that are undervalued and exiting sectors when fundamentals or technicals become unattractive. The name-specific approach focuses on identifying special opportunities where the market undervalues a credit, and devoting concentrated resources to research the credit and monitor the position. The Investment Adviser's analytic process focuses on anticipating change in credit trends before market recognition. Credit research is a critical, independent element of our municipal process.

The Investment Adviser is a wholly-owned subsidiary of BlackRock Advisors, Inc., an indirect majority-owned subsidiary of PNC Bank N.A. ("PNC") and is a global asset management firm with assets of $142 billion under management and over 600 employees. The Investment Adviser currently is owned 80% by PNC and 20% by its senior professionals.

The Investment Adviser has advised BLN and RNY that it is not aware of any financial condition that would be reasonably likely to impair the financial ability of the Investment Adviser to fulfill its commitments to BLN under the investment advisory agreements of BLN or RNY.

As of February 26, 1999, none of BLN or RNY was aware of any beneficial or record owner of 5% or more of any class of shares of BLN or RNY.

                       ADDITIONAL INFORMATION ABOUT RNY

RNY is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith it files reports, proxy materials and other information with the SEC. Reports and other information filed by RNY can be inspected and copied at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549. In addition, these materials can be inspected and copied at the SEC's Regional Offices at 7 World Trade Center, Suite 1300, New York, New York 10048, and Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such materials also can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates.

Information included in this Combined Proxy Statement/Prospectus concerning RNY was provided by RNY.

                       ADDITIONAL INFORMATION ABOUT BLN

Reports and other information filed by BLN can be inspected and copied at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549 and at the offices of BlackRock listed above. In addition, these materials can be inspected and copied at the SEC's Regional Offices at 7 World Trade Center, Suite 1300, New York, New York 10048, and Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of such materials also can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates.

Condensed financial information for RNY and BLN as of April 30, 1999 are attached to this combined Proxy Statement/Prospectus beginning at page F- .

Information included in this Combined Proxy Statement/Prospectus concerning BLN was provided by BLN.

                             FINANCIAL STATEMENTS

The financial highlights included herein and the financial statements included in the Statement of Additional Information, which is incorporated herein by reference, with respect to RNY for the annual period ended October 31, 1998 have been audited by Deloitte & Touche LLP to the extent indicated in their reports thereon and have been included herein or incorporated herein by reference in reliance upon such reports given the authority of such firm in accounting and auditing.

The financial highlights included herein and the financial statements included in the Statement of Additional Information, which is incorporated herein by reference, with respect to BLN for the annual period ended December 31, 1998, have been audited by Deloitte & Touche LLP to the extent indicated in its reports thereon and have been included herein or incorporated herein by reference in reliance upon such reports given the authority of such firm in accounting and auditing.

The pro forma financial information included herein or incorporated herein by reference has not been audited.

                                 LEGAL MATTERS

Certain legal matters in connection with the shares of RNY Common and the RNY Preferred to be issued pursuant to the Merger will be passed upon by Skadden, Arps, Slate, Meagher & Flom LLP, New York, New York ("Skadden Arps"). Skadden Arps will rely as to certain matters of Maryland law on the opinion of Miles & Stockbridge, Baltimore, Maryland.

                                OTHER BUSINESS

The Boards of Directors of BLN and RNY knows of no other business to be brought before the Meeting. However, if any other matters come before the Meeting, it is the intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

                      STATEMENT OF ADDITIONAL INFORMATION

RNY has filed with the SEC a Statement of Additional Information, dated     ,
1999, relating to this Combined Proxy Statement/Prospectus and which is incorporated herein by reference. The Table of Contents of the Statement of Additional Information is set forth below:

                      Statement of Additional Information
                               Table of Contents

                                                                           Page
                                                                           ----
Audited Financial Statements for RNY for the annual period ended October
 31, 1998................................................................
Unaudited Financial Statements for RNY for the six-month period ended
 April 30, 1999..........................................................
Audited Financial Statements for BLN for the annual period ended December
 31, 1998................................................................
Annex A: Description of Credit Ratings for Municipal Obligations.........
Annex B: Description of New York Municipal Obligations...................

RNY and BLN will provide, without charge, upon the written or oral request of any person to whom this Combined Proxy Statement/Prospectus is delivered, a copy of any and all documents that have been incorporated by reference in the registration statement of which this Combined Proxy Statement/Prospectus is a part.

                             SHAREHOLDER INQUIRIES

Shareholder inquiries may be addressed to BLN and RNY in writing at the appropriate address on the cover page of this Combined Proxy
Statement/Prospectus or by telephoning BLN at 1-800-227-7BFM (7236).

                                     * * *

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING ARE REQUESTED TO MARK, SIGN AND DATE THE ENCLOSED PROXY OR PROXIES AND RETURN IT OR THEM IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. SHAREHOLDERS ALSO MAY RETURN PROXIES BY TELEFAX OR VOTE BY TELEPHONE.

BLN AND RNY WILL FURNISH, WITHOUT CHARGE, COPIES OF ITS 1998 ANNUAL SHAREHOLDERS REPORT AND ITS MOST RECENT SEMI-ANNUAL SHAREHOLDERS REPORT TO ANY SHAREHOLDER UPON REQUEST ADDRESSED TO 345 PARK AVENUE, NEW YORK, NEW YORK 10154 OR BY TELEPHONE AT 1-800-227-7BFM (7236).

             UNAUDITED PRO FORMA FINANCIAL STATEMENTS FOR RNY(/1/)

                         NEW YORK MUNICIPAL COMPOSITE

                           PORTFOLIO OF INVESTMENTS
                                April 30, 1999
                                  (Unaudited)

             Principal                                  Option Call
   Rating*    Amount                                    Provisions+     Value
 (Unaudited)   (000)    Description(a)                  (Unaudited)    (Note 1)
 ----------- ---------  --------------                 -------------- ----------
                        LONG-TERM INVESTMENTS--35.7%
                        New York--97.5%
     AAA      $1,075++  Babylon, G.O., Ser. A,
                         5.875%, 1/15/04, AMBAC....    N/A            $1,185,091
     AAA       1,000    Battery Park City Auth.
                         Rev., Ser. A, 5.50%,
                         11/01/00, AMBAC...........    11/06 at 102    1,031,580
     AAA         785    Erie Cnty., Ser. B, 5.70%,
                         5/15/08, MBIA Met. Trans.
                         Auth., Rev., MBIA.........    5/04 at 102       859,367
     AAA      26,075     Ser. K, 6.00%, 7/01/08....    No Opt. Call   29,345,326
     AAA       2,500     Commuter Facs., Ser. A,
                         6.10%, 7/01/08............    No Opt. Call    2,832,300
     AAA       1,000    Metropolitan Trans. Auth.
                         Rev., Commuter Fac., Ser.
                         M, 6.00%, 7/01/14
                         AMBAC.....................    7/03 at 101.5   1,080,480
                        Mt. Sinai Union Free Sch.
                         Dist. Rev., AMBAC
     AAA         935     6.00%, 2/15/08............    No Opt. Call    1,050,407
     AAA         930     6.10%, 2/15/09............    No Opt. Call    1,055,680
     AAA       1,075     6.10%, 2/15/10............    No Opt. Call    1,223,135
     AAA      10,500    Mun. Asst. Corp., City of
                         New York, Ser. A, 6.00%,
                         7/01/08, FGIC.............    7/01 at 100    10,882,725
                        Nassau Cnty., G.O., Ser.
                         N,. AMBAC
     AAA       1,020++   6.125%, 10/15/02..........    N/A             1,123,856
     AAA       1,040++   6.125%, 10/15/02..........    N/A             1,150,479
     AAA       1,000    Nassau Cnty., G.O., Ser. U,
                         5.25%, 11/01/14, AMBAC....    11/06 at 102    1,035,810
                        New York City, G.O.
     AAA         170++   5.75%, 8/15/03, MBIA......    N/A               185,558
     AAA       2,830     5.75%, 8/15/07, MBIA......    No Opt. Call    3,028,468
     A-        1,000     5.875%, 3/15/18...........    3/05 at 101.5   1,073,550
     AAA         940++   6.00%, 8/01/02, AMBAC.....    N/A             1,018,180
     AAA       4,560     6.00%, 8/01/09, AMBAC.....    No Opt. Call    4,856,993
     AAA       6,895     Ser. E, 6.20%, 8/01/08,
                         MBIA......................    No Opt. Call    7,830,927
     AAA       6,100++   6.25%, 10/01/02, FSA......    N/A             6,676,023
     AAA       3,900     6.25%, 10/01/08, FSA......    10/02 at 101.5  4,217,343
     AAA       4,155     Ser. C-1, 6.25%, 8/01/10,
                         FSA.......................    N/A             4,538,673
     AAA          60     Ser. C-1, 6.25%, 8/01/10,
                         FSA.......................    10/02 at 101.5     64,282

                      See Notes to Financial Statements.

             Principal                                  Option Call
   Rating*    Amount                                    Provisions+    Value
 (Unaudited)   (000)    Description(a)                  (Unaudited)   (Note 1)
 ----------- ---------  --------------                 ------------- ----------
     AAA       4,950++   Ser. C-1, 6.375%, 8/01/02,
                         MBIA.......................   N/A            5,425,843
     AAA          50     Ser. C-1, 6.375%, 8/01/08,
                         MBIA.......................   8/02 at 101.5     54,103
     A-        1,000     Ser. D, 6.60%, 2/01/04.....   No Opt. Call   1,103,990
                        New York City Hlth. & Hosp.
                         Corp. Rev.
     AAA       6,000++   5.60%, 2/15/03, CONNIE
                         LEE........................   N/A            6,493,740
     AAA       2,750     Ser. A, 6.00%, 2/15/07,
                         CAPMAC.....................   2/03 at 102    2,962,053
                        New York City Ind. Dev.
                         Agcy. Spec. Fac. Rev.,
                         Term. One Group Assoc.
                         Proj.
     A         1,000     6.00%, 1/01/08.............   1/04 at 102    1,073,370
     A         1,000     6.00%, 1/01/15.............   1/04 at 102    1,064,250
     A         1,000    New York City Ind. Dev.
                         Agcy. Spec. Fac. Rev.,
                         Term. One Group Assoc.
                         Proj., 6.10%, 1/01/09......   1/04 at 102    1,074,020
                        New York City Mun. Wtr. Fin.
                         Auth. Rev., Ser. A
     AAA       1,000++   6.00%, 6/15/05.............   N/A            1,114,710
     AAA      11,500     Wtr. & Swr. Sys., Zero
                         Coupon, 6/15/09, MBIA......   No Opt. Call   7,311,470
     AAA       2,000     Wtr. & Swr. Sys., 5.50%,
                         6/15/11, AMBAC.............   6/02 at 101.5  2,093,580
     AAA       1,710     Wtr. & Swr. Sys., 6.00%,
                         6/15/08, FGIC..............   No Opt. Call   1,923,630
     AAA      11,560     Wtr. & Swr. Sys., 6.15%,
                         6/15/07, FGIC..............   6/02 at 101.5 12,387,349
     AAA       1,000    New York City Trust Cultural
                         Res. Rev., Museum Of Modern
                         Art, Ser. A,
                         5.50%, 1/01/21, AMBAC......   1/07 at 102    1,035,830
                        New York St. G.O., AMBAC
     AAA       1,000     5.50%, 6/15/09.............   6/03 at 102    1,055,220
     AAA       4,030++   6.75%, 8/01/01.............   N/A            4,378,474
                        New York St. Dorm. Auth.
                          Rev.
     AAA       3,150++   City Univ., 6.125%,
                         7/01/04, AMBAC.............   N/A            3,532,190
     AAA       5,375     New York Univ., 6.25%,
                         7/01/09, FGIC..............   7/01 at 102    5,703,466
     AAA       6,000     St. Univ., Ed. Fac., Ser.
                         A, 5.50%, 5/15/08, CONNIE
                         LEE........................   N/A            6,521,760
     AAA       1,600     St. Univ., Ed. Facs.,
                         5.50%, 5/15/07, FGIC.......   No Opt. Call   1,731,680
     AAA       2,500     St. Univ., Ed. Facs., Ser.
                         A, 5.50%, 5/15/08, AMBAC...   No Opt. Call   2,717,400
     AAA       5,000     St. Univ., Ed. Facs., Ser.
                         A, 5.50%, 5/15/08, FGIC....   No Opt. Call   5,434,800
     AAA       5,000     St. Univ., Ed. Facs., Ser.
                         A, 5.50%, 5/15/09, AMBAC...   No Opt. Call   5,431,500
     AAA       1,800     Union Call., 5.75%,
                         7/01/10, FGIC..............   7/02 at 102    1,895,022
     AAA         500     W K Nursing Home, 5.65%,
                         8/01/09, FHA...............   8/06 at 102      536,540
                        New York St. Dorm. Auth.
                          Rev.,
     AAA       1,505++   City Univ. Sys., 6.125%,
                         7/01/04, AMBAC.............   N/A            1,687,602
     AAA       1,000++   City Univ. Sys., 6.20%,
                         7/01/04, AMBAC.............   N/A            1,124,810
     AAA       1,000     St. Univ. Edl. Fac., 5.25%,
                         5/15/15, AMBAC.............   No Opt. Call   1,050,940

                       See Notes to Financial Statements.

             Principal                                  Option Call
   Rating*    Amount                                    Provisions+    Value
 (Unaudited)   (000)    Description(a)                  (Unaudited)   (Note 1)
 ----------- ---------  --------------                 ------------- ----------
    AAA        1,000++   St. Univ. Edl. Fac., Ser.
                         B, 6.00%, 5/15/04..........   N/A            1,113,440
    AAA        1,000++   St. Univ. Edl. Fac., Ser.
                         B, 6.25%, 5/15/04..........   N/A            1,124,770
    A-         1,000++   St. Univ. Edl. Fac., Ser.
                         A, 6.25%, 5/15/03..........   N/A            1,110,260
    A+         1,185    New York St. Energy Res. &
                         Dev. Auth. Fac. Rev., Con.
                         Ed. Co. Proj.
                         6.375%, 12/01/27...........   12/01 at 101   1,252,770
    AAA        5,000    New York St. Environ. Facs.
                         Corp., P.C.R., Ser. D,
                         6.60%, 5/15/08.............   11/04 at 102   5,672,950
                        New York St. G.O.,
    A          1,000     Ser. A, 5.50%, 7/15/24.....   7/06 at 101    1,035,170
    A          1,000     Ser. B, 5.70%, 8/15/12.....   8/05 at 102    1,080,920
                        New York St. Hsg. Fin. Agcy.
                         Rev.,
    AAA        1,985     Hsg. Proj. Mtge., Ser. A,
                         5.80%, 5/01/09, FSA........   5/06 at 102    2,142,470
    AAA        4,910     Hsg. Proj. Mtge., Ser. A,
                         5.80%, 11/01/09, FSA.......   5/06 at 102    5,267,595
    AAA        4,565     Multifamily Mtge. Hsg.,
                         Ser. C, 6.30%, 8/15/08,
                         FHA........................   8/02 at 102    4,891,352
    BBB+       1,000     Service Contract, Oblig.
                         Rev., Ser. A, 5.50%,
                         9/15/22....................   3/03 at 102    1,017,210
    A+         1,000    New York St. Local Gov't.
                         Asst. Corp. Rev., Ser. B,
                         5.50%, 4/01/21.............   4/03 at 102    1,025,540
    AAA        1,000    New York St. Med. Care Fac.,
                         Fin. Agcy. Rev., St. Lukes
                         Roosevelt
                         Hosp., 5.625%, 8/15/18,
                         FHA........................   8/03 at 102    1,033,070
                        New York St. Med. Care Facs.
                         Fin. Agcy. Rev.,
    AAA        3,000     Mental Hlth. Facs., 5.25%,
                         8/15/07, FGIC..............   2/04 at 102    3,183,030
    AAA        5,650++   Mental Hlth. Svc., Ser. D,
                         6.00%, 8/15/08, AMBAC......   N/A            6,158,500
    AAA          540++   Mental Hlth. Svcs. Impvt.,
                         Ser. D, 6.00%, 8/15/02,
                         AMBAC......................   N/A              578,686
    AAA        5,000++   New York Hosp., Ser. A,
                         6.50%, 8/15/05, AMBAC......   N/A            5,715,550
                        New York St. Thrwy. Auth.
                         Rev.
    AAA       10,060++   Ser. A, 5.875%, 1/01/02,
                         FGIC.......................   N/A           10,790,533
    AAA        5,000++   Hwy. & Brdg. Trust Fund,
                         Ser. A, 5.625%, 4/01/04,
                         AMBAC......................   N/A            5,473,650
    AAA        1,000++   Hwy. & Brdg. Trust Fund,
                         Ser. B, 6.00%, 4/01/04,
                         AMBAC......................   N/A            1,111,350
    AAA        6,940++   Service Contract, 5.75%,
                         4/01/04, MBIA..............   N/A            7,635,874
                        New York St. Urban Dev.
                         Corp. Rev.,
    AAA        1,460     Correctional Fac., Ser. A,
                         5.625%, 1/01/07, FSA.......   1/03 at 102    1,553,279
    AAA        2,000     Correctional Fac., Ser. A,
                         5.50%, 1/01/09, AMBAC......   No. Opt. Call  2,167,280
    AAA        1,750     Correctional Fac., Ser. A,
                         5.625%, 1/01/07, AMBAC.....   1/03 at 102    1,864,888
    BBB+         800     Youth Fac., 5.875%,
                         4/01/09....................   4/04 at 102      970,956
    AAA          250    New York St. Pwr. Auth. Rev.
                         & Gen., Ser. C, 5.125%,
                         1/01/11, MBIA..............   No Opt. Call     263,573
    AAA        2,055++  Port Auth. of New York & New
                         Jersey, Seventy-Second
                         Ser., 7.40%,
                         10/01/02, AMBAC............   N/A            2,318,472

                       See Notes to Financial Statements.

             Principal                                Option Call
   Rating*    Amount                                  Provisions+     Value
 (Unaudited)   (000)   Description(a)                 (Unaudited)   (Note 1)
 ----------- --------- --------------                ------------- -----------
    AAA        1,000   Port Auth. of NY & NJ,
                        5.70%, 10/15/20, MBIA.....   10/02 at 101    1,035,110
                       Suffolk Cnty., G.O., FGIC,
    AAA          620    Ser. B, 6.00%, 5/01/07....   5/02 at 102       665,620
    AAA          465    Ser. C, 6.00%, 6/15/07....   6/02 at 102       507,231
    AAA          615   Ser. B, 6.05%, 5/01/08.....   5/02 at 102       660,024
    AAA          430   Ser. C, 6.05%, 6/15/08.....   6/02 at 102       468,833
    AAA        5,000   Suffolk Cnty. Ind. Dev.
                        Agcy. Rev., Southwest,
                        6.00%, 2/01/08, FGIC......   No Opt. Call    5,603,250
                       Suffolk Cnty. Wtr. Auth.
                        Rev. Ser. C, AMBAC,
    AAA        1,285++  5.75%, 6/01/02............   N/A             1,386,104
    AAA        1,675    5.75%, 6/01/08............   6/02 at 102     1,778,532
                       Triborough Bridge & Tunnel
                        Auth.
    AAA        7,500    Ser. X. 6.00, 1/01/07,
                        AMBAC.....................   No Opt. Call    7,858,500
    AAA        6,470++  6.20%, 1/01/02, FGIC......   N/A             6,973,431
    AAA        1,640    6.20%, 1/01/08, FGIC......   No Opt. Call    1,745,665
    AAA        5,185++  6.25, 1/01/02, AMBAC......   N/A             5,594,978
    AAA        1,315++  6.25, 1/01/12, AMBAC......   No Opt. Call    1,404,104
    A-         1,000   Ulster Cnty Res. Rec.
                        Agcy., Solid Waste Sys.
                        Rev., 5.90%, 3/01/07......   3/03/ at 102    1,059,650
    A1         1,000   Westchester Cnty. Ind. Dev.
                        Agcy Res. Rec. Rev.,
                        5.50%, 7/01/09............   7/07 at 101     1,045,520
                                                                   -----------
                                                                   290,596,264
                                                                   -----------
                       Puerto Rico--2.2%
    AAA        5,000   Puerto Rico Commwlth. Pub.
                        Invst., 6.25%, 7/01/10,
                        FSA.......................   7/02 at 101.5   5,379,300
    BBB+       1,000   Puerto Rico Electric Pwr.
                        Auth., Ser. T. 6.00%,
                        7/01/16...................   7/04 at 102     1,077,630
                                                                   -----------
                                                                     6,456,930
                                                                   -----------
                       Total Long-Term Investments
                        (cost $269,156,301).......                 297,053,194
                                                                   -----------
                       SHORT-TERM INVESTMENTS**--
                         0.4%
    A1+          900   New York City Mun. Wtr.
                         Fin. Auth. Rev., 4.25%,
                         5/03/99, FGIC
                         (cost $900,000)..........    N/A              900,000
                                                                   -----------
                       Total Investments--146.1%
                         (cost $270,056,301)......                 297,853,194
                       Liabilities in excess of
                         other assets--(46.1%)....                 (94,048,618)
                                                                   -----------
                       Net Assets Applicable to
                         Common Shareholders--
                         100%.....................                 203,904,576
                                                                   ===========

----

(a) The following abbreviations are used in portfolio descriptions:

  AMBAC--American Municipal Bond Assurance Corporation
  BIGI--Bond Investors Guaranty Insurance Company
  CGIC--Capital Guaranteed Insurance Company
  C.O.P.--Certificate of Participation
  CONNIE LEE--College Construction Loan Insurance Association
  FHA--Federal Housing Administration
  FNMA--Federal National Mortgage Association
  FGIC--Financial Guaranty Insurance Company
  FSA--Financial Security Assurance
  F.R.D.D.--Floating Rate Daily Demand**
  F.R.W.D--Floating Rate Weekly Demand**
  G.O.--General Obligation Bond
  MBIA--Municipal Bond Insurance Association
  PSFG--Permanent School Fund Guaranty

* Rating: Using the higher of Standard & Poor's, Moody's or Fitch's rating. ** For purposes of amortized cost valuation, the maturity date of these instruments is considered to be the earlier of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
+ Option call provisions: Date (month/year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
++ This bond is prefunded. See Glossary for definition.

                      STATEMENT OF ASSETS AND LIABILITIES

The following table sets forth, as of April 30, 1999, (i) the Statement of Assets and Liabilities of BLN; (ii) the Statement of Assets and Liabilities of RNY; and (iii) the pro forma Statement of Assets and Liabilities of RNY as adjusted to give effect to the Merger. The Statement of Assets and Liabilities of BLN and RNY is likely to be different at the Closing as a result of the effects of BLN's and RNY's ongoing operations.

Pro Forma
Statements of Assets and
Liabilities                                           Pro Forma
April 30, 1999 (Unaudited)      RNY         BLN      Adjustments     Pro Forma
--------------------------  ----------- ------------ -----------    ------------
Assets
Investments, at value
(cost $26,994,738,
$243,061,563, and
$270,056,301,
respectively).............  $29,532,958 $268,420,236 $              $297,953,194
Cash......................       37,638       25,829                      63,467
Receivable for shares
sold......................                           28,500,000(3)    28,500,000
Interest receivable.......      498,294    4,287,141                   4,785,435
Other assets..............            0       11,144                      11,144
                            ----------- ------------ -----------    ------------
                             30,068,890  272,744,350  28,500,000     331,313,240
                            ----------- ------------ -----------    ------------
Liabilities
Dividends payable-common
stock.....................                         0   2,673,459(1)    2,673,459
Preferred share issuance
cost payable..............                               424,173(4)      424,173
Merger cost payable.......                               191,259(2)      191,259
Due to custodian..........                                 6,612(5)        6,612
Investment advisory fee
payable...................        8,669       78,961                      87,630
Administration fee
payable...................        2,477       22,560                      25,037
Dividends payable-
preferred stock...........        4,161       38,884                      43,045
Other accrued expenses....       40,407      123,654                     164,061
                            ----------- ------------ -----------    ------------
                                 55,714      264,059   3,288,891       3,608,664
                            ----------- ------------ -----------    ------------
Net Investment Assets.....  $30,013,176 $272,480,291  25,211,109    $327,704,576
                            =========== ============ ===========    ============
Net investment assets were
comprised of Common Stock
Par value.................  $    13,071 $    112,571       6,612(5)      132,254
Paid-in capital in excess
of par....................   18,082,239  156,370,725   (622,044)(2)  173,830,920
Preferred stock...........    9,800,000   85,500,000  28,500,000(3)  123,800,000
                            ----------- ------------ -----------    ------------
                             27,895,310  241,983,296  27,884,568     297,763,174

                                                       (continued on next page)

Pro Forma
Statements of Assets and
Liabilities                                             Pro Forma
April 30, 1999 (Unaudited)      RNY          BLN       Adjustments   Pro Forma
--------------------------  -----------  ------------  -----------  ------------
Undistributed net
 investment income........      226,981     5,187,258  (2,673,459)     2,740,780
Accumulated net realized
 loss.....................     (647,335)      (48,936)                  (696,271)
Net unrealized
 appreciation.............    2,538,220    25,358,673                 27,896,893
                            -----------  ------------  ----------   ------------
Net investment assets,
 April 30, 1999...........  $30,013,176  $272,480,291  25,211,109   $327,704,576
                            ===========  ============  ==========   ============
Net assets applicable to
 common shareholders......  $20,213,176  $186,980,291               $203,904,576
                            ===========  ============               ============
Net Asset value per common
 share....................  $     15.46  $      16.61               $      15.42
                            ===========  ============               ============
COMMON SHARES
 OUTSTANDING..............    1,307,093    11,257,093                 13,225,367
Adjustment 1 Special
 Dividend\\1..........\\..                  2,673,459                  2,673,459
Adjustment 2 Merger
 Cost/2................/..       18,903       172,357                    191,259
Adjustment 3 New Preferred
 Issuance/3............/..                                            28,500,000
Adjustment 4 Preferred
 Issuance Cost/4......./..                                               424,173
Adjustment 5 Reclass Of
 Cash To Due to
 Custodian/5.........../..                                                 6,612
Adjustment 6 Reclass
 Between Par Value And
 Paid-In Capital In Excess
 Of Par/6............../..                                                 8,158

-----
/1/ Represents the special dividend to be declared by BLN prior to the merger date.
/2/ Represents the estimated cost of the merger. The cost of the merger will be prorated to BLN and RNY ratably and booked prior to the merger date.
/3/ Represents the estimated gross proceeds from the issuance of new preferred shares.
/4/ Represents the estimated cost of the issuance of the new preferred.
/5/ Represents a reclass of cash due to custodian.
/6/ Represents a reclass based on $0.01 par value of new RNY shares outstanding.

                            STATEMENT OF OPERATIONS

The following table sets forth for the six months ended April 30, 1999 and for the year ended October 31, 1998, the statement of operations for BLN and the pro forma statement of operations as adjusted to give effect to the Merger.

Pro Forma
Statement of Operations
For the year ended                                      Pro Forma    Pro Forma
October 31, 1998 (Unaudited)      RNY         BLN      Adjustments*  Combined
----------------------------   ---------- -----------  ------------ -----------
Net Investment Income
Income
  Interest and discount
  earned.....................  $1,631,567 $14,832,284    $     0    $16,463,851
                               ---------- -----------    -------    -----------
Expenses
  Investment advisory........     103,847     949,071          0      1,052,918
  Administration.............      29,670     271,163          0        300,833
  Auction agent..............      24,500     234,000     (4,000)       254,500
  Custodian..................       4,500      87,000          0         91,500
  Reports to shareholders....      15,000      54,000    (10,000)        59,000
  Directors..................      14,000      44,100     25,900         84,000
  Audit......................      10,000      31,000     (6,000)        35,000
  Transfer agent.............       8,000      21,000          0         29,000
  Legal......................       7,500      11,000     (8,500)        10,000
  Miscellaneous..............      11,830      86,777     (6,830)        91,777
                               ---------- -----------    -------    -----------
  Total expenses.............     228,847   1,789,111     (9,430)     2,008,528
                               ---------- -----------    -------    -----------
Net investment income........   1,402,720  13,043,173     (9,430)    14,455,323
                               ---------- -----------    -------    -----------
Realized and Unrealized Loss
on Investments
Net realized loss on
investments..................           0      (7,137)         0              0
Net change in unrealized
appreciation on investments..     850,599   5,285,575          0      6,136,174
                               ---------- -----------    -------    -----------
Net gain on investments......     850,599   5,278,438          0      6,136,174
                               ---------- -----------    -------    -----------
Net Increase in Net
Investment Assets Resulting
from Operations..............  $2,253,319 $18,321,611    $     0    $20,591,497
                               ========== ===========    =======    ===========

----
* Adjustments to reflect anticipated expenses based on historical information and Pro Forma Combined Net Assets.

                                                          Continued on next page

Pro Forma
Statement of Operations
For the six months ended                                Pro Forma   Pro Forma
April 30,1999 (Unaudited)          RNY        BLN      Adjustments*  Combined
-------------------------        --------  ----------  ------------ ----------
Net Investment Income
Income
  Interest and discount earned.. $815,366  $7,423,078     $    0    $8,238,444
                                 --------  ----------     ------    ----------
Expenses
  Investment advisory...........   46,427     475,652          0       522,079
  Administration................   14,973     135,901          0       150,874
  Auction agent.................   12,000     117,000     (2,000)      127,000
  Custodian.....................    2,000      43,500          0        45,500
  Reports to shareholders.......    7,000      27,000     (4,500)       29,500
  Directors.....................    6,000      22,050     13,950        42,000
  Audit.........................    6,000      15,500     (4,000)       17,500
  Transfer agent................    3,500      10,500          0        14,000
  Legal.........................    3,000       5,500     (3,500)        5,000
  Miscellaneous.................    4,386      43,389     (1,886)       45,889
                                 --------  ----------     ------    ----------
  Total expenses................  105,286     895,992     (1,936)      999,342
                                 --------  ----------     ------    ----------
Net investment income...........  710,080   6,527,087     (1,936)    7,239,103
                                 --------  ----------     ------    ----------
Realized and Unrealized Loss on
 Investments
Net realized loss on
 investments....................
Net change in unrealized
 appreciation on investments.... (177,452) (2,675,172)         0    (2,852,624)
                                 --------  ----------     ------    ----------
Net gain on investments.........
                                 --------  ----------     ------    ----------
Net Increase in Net Investment
 Assets Resulting from
 Operations..................... $532,628  $3,851,915     $    0    $4,386,479
                                 ========  ==========     ======    ==========

-----
* Adjustments to reflect anticipated expenses based on historical information and Pro Forma Combined Net Assets.

                    CERTAIN PRO FORMA FINANCIAL INFORMATION

The following tables present other pro-forma financial information for the periods indicated as adjusted to give effect to the potential Merger.

                           Pro-forma       Pro-forma             Pro-forma
                         Total Returns Average Net Assets Operating Expense Ratios
Period                     RNY & BLN       RNY & BLN             RNY & BLN
------                   ------------- ------------------ ------------------------
Six months ended April
30, 1999................     6.36%          $208,549               0.97%*
Year ended October 31,
1998....................    12.82%          $205,652               0.98%
Year ended October 31,
1997....................    20.85%          $197,424               0.98%
Year ended October 31,
1996....................     5.43%           194,233               0.99%

----
* Annualized

                      COMPARATIVE PERFORMANCE INFORMATION

Comparative investment performance for RNY and BLN for certain periods ended April 30, 1999 are shown below.

                              Average Annual Total       Average Annual Total
                                   Investment                   Return
                             Return on Market Value       On Net Asset Value
                            -------------------------  ---------------------------
                            1 Year 3 Yrs. 5 Yrs. Life  1 Year 3 Yrs.  5 Yrs.  Life
                            ------ ------ ------ ----  ------ ------  ------  ----
RNY........................     %      %      %     %   8.44% 11.06%  10.38%  7.50%
BLN........................     %      %      %     %   7.87%  8.04%   8.49%  8.23%

  Total Investment Return on Market Value is the average annual combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in price per share. Total Return on Net Asset Value is the average annual combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in net asset value per common share. [The life of RNY and BLN is calculated from April 30, 1999 to April 12, 1993 for RNY and November 19, 1992 for BLN.] Past performance information is not necessarily indicative of future results.

                                                                     APPENDIX I

                                    FORM OF
                         AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER (this "Agreement") is made as of the   day
of    , 1999, by and among The BlackRock New York Insured Municipal 2008 Term
Trust Inc. ("BLN") and The BlackRock New York Investment Quality Municipal Trust Inc. ("RNY" and, together with BLN, the "Funds"), each a Maryland corporation.

                                PLAN OF MERGER

The merger of BLN with and into RNY will comprise the following: (i) BLN will be merged with and into RNY in accordance with the Maryland General Corporation Law ("Maryland Law"); (ii) the separate existence of BLN will cease; (iii) RNY will be the surviving corporation; (iv) each share of common stock, par value $.01 per share, of BLN ("BLN Common Stock") will be converted into and exchangeable for an equivalent dollar amount (to the nearest one ten-thousandth of one cent) of full shares of common stock, par value $.01 per share, of RNY ("RNY Common Stock" and together with the BLN Common Stock, the "Common Stock") and the right to receive cash in lieu of any fractional shares of RNY Common Stock computed based on the relative net asset value per share of the Funds on the last business day prior to the Effective Date (as defined in Section 7(a) of this Agreement) of the Merger and (v) each share of preferred stock of BLN (the "BLN Preferred Stock") will be converted into and exchangeable for one newly issued share of preferred stock of RNY (the "RNY Preferred Stock" and together with the BLN Preferred Stock, the "Preferred Stock") as set forth in Section 4(b) of this Agreement, all upon and subject to the terms hereinafter set forth (the "Merger").

As soon as practicable after satisfaction of all conditions to the Merger, the Funds will jointly file executed articles of merger (the "Articles of Merger") with the Department of Assessments and Taxation of the State of Maryland and make all other filings or recordings required by Maryland Law in connection with the Merger. The Merger will become effective at such time as the Articles of Merger are filed with and accepted for recording by the Department of Assessments and Taxation of the State of Maryland or at such later time as is specified in the Articles of Merger (the "Effective Date")

From and after the Effective Date, RNY will possess all of the rights, privileges, purposes, powers and franchises and be subject to all of the restrictions, liabilities, obligations, disabilities and duties of RNY and BLN, all as provided under Maryland Law.

The parties intend that the Merger shall qualify as a reorganization under
Section 368(a) of the Internal Revenue Code of 1986, as amended ("Code").

As promptly as practicable after the Merger, the registration of BLN under the Investment Company Act of 1940, as amended (the "1940 Act") shall be terminated.

                                   AGREEMENT

In consideration of the covenants and agreements hereinafter set forth, and intending to be legally bound, the Funds hereby agree as follows:

1.Representations and Warranties of RNY.

RNY represents and warrants to, and agrees with BLN that:

  a. RNY is a corporation duly organized, validly existing and in good standing in conformity with Maryland Law, and has the power to own all of its assets and to carry out this Agreement. RNY has all necessary federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

  b. RNY is duly registered under the 1940 Act as a diversified, closed-end management investment company and such registration has not been revoked or rescinded and is in full force and effect. RNY has elected and qualified for the special tax treatment afforded regulated investment companies ("RICs") under Sections 851-855 of the Code at all times since its inception, and intends to continue to so qualify until consummation of the Merger and thereafter.

  c. RNY has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of its Board of Directors, and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto.

  d. There are no material legal, administrative or other proceedings pending or, to the knowledge of RNY, threatened against RNY which assert liability on the part of RNY or which materially affect its financial condition or its ability to consummate the Merger. RNY is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any Federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

  e. RNY is not a party to or obligated under any provision of its Articles of Incorporation, as amended, its Articles Supplementary, as amended, or its by-laws, as amended, or any contract or other commitment or obligation, and is not subject to any order or decree, which would be violated by its execution of or performance under this Agreement, except for those that will be complied with, satisfied, amended or waived to cure any potential violation as a condition precedent to the Merger.

  f. BLN has been furnished with a statement of assets, liabilities and capital and a schedule of investments of RNY, each as of the end of RNY's most recently completed fiscal year, said financial statements having been audited by Deloitte & Touche LLP, independent public accountants.

  g. BLN has been furnished with RNY's Annual Report to Stockholders for its most recently completed fiscal year, and the audited financial statements appearing therein fairly present the financial position of RNY as of the dates indicated therein, in conformity with generally accepted accounting principles applied on a consistent basis.

  h. There are no material contracts outstanding to which RNY is a party that have not been disclosed in the N-14 Registration Statement (as defined in Section 1(1) below) or will not otherwise be disclosed to BLN prior to the Effective Date.

  i. RNY has no known liabilities of a material amount, contingent or otherwise, other than those shown on RNY's statements of assets, liabilities and capital referred to above, those incurred in the ordinary course of its business as an investment company since the end of RNY's most recently completed fiscal year and those incurred in connection with the Merger. Prior to the Effective Date, RNY will advise BLN in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued.

  j. RNY has filed, or has obtained extensions to file, all Federal, state and local tax returns which are required to be filed by it, and has paid all Federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Effective Date occurs. All tax liabilities of RNY have been adequately provided for on its books, and no tax deficiency or liability of RNY has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Effective Date occurs.

  k. No consent, approval, authorization or order of any court or governmental authority is required for the consummation by RNY of the Merger, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act, the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the "HSR Act") and the laws of the State of Maryland.

  l. The registration statement filed by RNY on Form N-14 relating to the RNY Common Stock and RNY Preferred Stock to be issued pursuant to this Agreement, and any supplement or amendment thereto or to the documents therein (as amended, the "N-14 Registration Statement"), on the effective date of the N-14 Registration Statement, at the time of the stockholders' meeting referred to in Section 6(a) of this Agreement and at the Effective Date, insofar as it relates to RNY (i) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the prospectus included therein will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection only shall apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by RNY for use in the N-14 Registration Statement as provided in Section 6 of this Agreement.

  m. RNY is authorized to issue 200,000,000 shares of capital stock, par value $.01 per share, 199,999,608 of which shares are designated RNY Common Stock, 392 of which are designated Auction Rate Municipal Preferred Stock, Series F7. Each outstanding share of capital stock is fully paid, nonassessable and has full voting rights.

  n. All of the issued and outstanding shares of RNY Common Stock and RNY Preferred Stock have been offered for sale and sold in conformity with all applicable Federal and state securities laws.

  o. The RNY Common Stock and the RNY Preferred Stock to be issued pursuant to this Agreement will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable and will have full voting rights, and no stockholder of RNY will have any preemptive right of subscription or purchase in respect thereof.

  p. At or prior to the Effective Date, the RNY Common Stock and the RNY Preferred Stock to be issued pursuant to this Agreement will be duly qualified for offering to the public in conformity with all applicable federal and state securities laws, and there are a sufficient number of such shares registered under the 1933 Act to permit the issuance contemplated by this Agreement.

  q. At or prior to the Effective Date, RNY will have obtained any and all regulatory, rating agency, director and stockholder approvals necessary to issue the RNY Common Stock and the RNY Preferred Stock in connection with the Merger.

  r. The books and records of RNY made available to BLN and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of RNY.

2.  Representations and Warranties of BLN

BLN represents and warrants to, and agrees with, RNY that:

  a. BLN is a corporation duly organized, validly existing and in good standing in conformity with Maryland Law, and has the power to own all of its assets and to carry out this Agreement. BLN has all necessary Federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

  b. BLN is duly registered under the 1940 Act as a diversified, closed-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect. BLN has elected and qualified for the special tax treatment afforded RICs under Sections 851-855 of the Code at all times since its inception and intends to continue to so qualify for its taxable year ending upon the termination of BLN.

  c. BLN has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of BLN's Board of Directors, and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto.

  d. There are no material legal, administrative or other proceedings pending or, to the knowledge of BLN, threatened against BLN which assert liability on the part of BLN or which materially affect its financial condition or its ability to consummate the Merger. BLN is not charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any Federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

  e. BLN is not a party t or obligated under any provision of its Articles of Incorporation, as amended, Articles Supplementary, as amended, or its by-laws, as amended, or any contract or other commitment or obligation, and is not subject to any order or decree which would be violated by its execution of or performance under this Agreement, except for those that will be complied with, satisfied, amended or waived to cure any potential violation as a condition precedent to the Merger.

  f. RNY has been furnished with a statement of assets, liabilities and capital and a schedule of investments of BLN, each as of the end of BLN's most recently completed fiscal year, said financial statements having been audited by Deloitte & Touche LLP, independent public accountants.

  g. RNY has been furnished with BLN's Annual Report to Stockholders for BLN's most recently completed fiscal year, and the audited financial statements appearing therein fairly present the financial position of BLN as of the date thereof, in conformity with generally accepted accounting principles applied on a consistent basis.

  h. There are no material contracts outstanding to which BLN is a party that have not been disclosed in the N-14 Registration Statement or will not otherwise be disclosed to RNY prior to the Effective Date.

  i. BLN has no known liabilities of a material amount, contingent or otherwise, other than those shown on its statements of assets, liabilities and capital referred to above, those incurred in the ordinary course of its business as an investment company since the date of such statements, and those incurred in connection with the Merger. Prior to the Effective Date, BLN will advise RNY in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued.

  j. BLN has filed, or has obtained extensions to file, all Federal, state and local tax returns which are required to be filed by it, and has paid all Federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Effective Date occurs. All tax liabilities of BLN have adequately been provided for on its books, and no tax deficiency or liability of BLN has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Effective Date.

  k. No consent, approval, authorization or order of any court or governmental authority is required for the consummation by BLN of the Merger, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, the HSR Act and the laws of the State of Maryland.

  l. The N-14 Registration Statement, on its effective date, at the time of the stockholders' meetings referred to in Section 6(a) of this Agreement and on the Effective Date, insofar as it relates to BLN (i) will comply in all material respects with the provisions of the 1933 Act, the 1934 and the 1940 Act and the rules and regulations thereunder, and (ii) will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the prospectus included therein will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by BLN for use in the N-14 Registration Statement as provided in Section 6 of this Agreement.

  m. BLN is authorized to issue 200,000,000 shares of capital stock, par value $.01 per share, 199,996,580 of which are designated BLN Common Stock, 1,710 of which are designated Auction Rate Municipal Preferred Stock, Series F7 and 1,710 of which are designated Auction Rate Municipal Preferred Stock, Series F28. Each outstanding share of capital stock is fully paid, nonassessable and has full voting rights.

  n. All of the issued and outstanding shares of BLN Common Stock and BLN Preferred Stock have been offered for sale and sold in conformity with all applicable Federal and state securities laws.

  o. The books and records of BLN made available to RNY and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of BLN.

3. The Merger.

  a. Subject to the requisite approvals of the stockholders of RNY and BLN being given, and to the other terms and conditions contained herein, the Funds agree that (i) BLN will be merged with and into RNY in accordance with Maryland Law, (ii) the separate existence of BLN will cease, (iii) RNY will be the surviving corporation, (iv) each share of BLN Common Stock outstanding at the Effective Date will be converted into and exchangeable for an equivalent dollar amount (to the nearest one ten-thousandth of one cent) of full shares of RNY Common Stock and cash in lieu of any fractional shares of RNY Common Stock, computed based on the net asset value per share of the Funds on the last business day prior to the Effective Date, and (v) each share of BLN Preferred Stock will be converted into and exchangeable for one newly issued share of RNY Preferred Stock as set forth in Section 4(b) of this Agreement.

  b. Prior to the Effective Date, BLN shall declare a dividend or dividends which, together with all previous dividends, shall have the effect of distributing to its stockholders all of its net investment company taxable income for the period from the beginning of its current fiscal year to and including the Closing Date, if any, and all of its net capital gain, if any, realized for such period. In this regard, the last dividend period for each series of BLN Preferred Stock prior to the Closing Date may be shorter than the dividend period for each such series determined as set forth in the applicable Articles Supplementary.

  c. As soon as practicable after satisfaction of all conditions to the Merger, the Funds will jointly file the Articles of Merger with the Department of Assessments and Taxation of the State of Maryland and make all other filings or recordings required by Maryland Law in connection with the Merger.

  d. From and after the Effective Date, RNY will possess all of the rights, privileges, purposes, powers and franchises and be subject to all of the restrictions, liabilities, obligations, disabilities and duties of RNY and BLN, all as provided under Maryland Law.

4. Conversion to RNY Stock.

  a. At the Effective Date, each share of BLN Common Stock will be converted into and exchangeable for an equivalent dollar amount (to the nearest one ten-thousandth of one cent) of full shares of RNY Common Stock and the right to receive cash in lieu of any fractional shares of RNY Common Stock, computed based on the net asset value per share of RNY and BLN on the last business day prior to the Effective Date. The net asset value per share of RNY and BLN shall be determined as of the last business day prior to the Effective Date, and no formula will be used to adjust the net asset value so determined of RNY or BLN to take into account differences in realized and unrealized gains and losses. The value of the assets of RNY and of BLN shall be determined by RNY for purposes of the Merger pursuant to the procedures utilized by RNY in valuing its own assets and determining its own liabilities. Such valuation and determination shall be made by RNY in cooperation with BLN and shall be confirmed in writing by RNY to BLN. RNY shall issue to the stockholders of BLN separate certificates or share deposit receipts for the RNY Common Stock by delivering the certificates or share deposit receipts evidencing ownership of the RNY Common Stock to State Street Bank & Trust Company, as the transfer agent and registrar for RNY Common Stock. With respect to any stockholder of BLN holding certificates evidencing ownership of BLN Common Stock as of the Effective Date, and subject to RNY being informed thereof in writing by BLN, RNY will not permit such stockholder to receive new certificates evidencing ownership of the RNY Common Stock or pledge or redeem such RNY Common Stock, in any case, until such stockholder has surrendered his or her outstanding certificates evidencing ownership of BLN Common Stock or, in the event of lost certificates, posted adequate bond. BLN, at its own expense, will request its stockholders to surrender their outstanding certificates evidencing ownership of BLN Common Stock or post adequate bond therefor. Dividends payable to holders of record of shares of RNY Common Stock as of any date after the Effective Date and prior to the exchange of certificates by any stockholder of BLN shall be paid to such stockholder, without interest, however, such dividends shall not be paid unless and until such stockholder surrenders his or her stock certificates for exchange. No fractional shares of RNY Common Stock will be issued to BLN stockholders. In lieu thereof, RNY's transfer agent, State Street Bank & Trust Company, will aggregate all fractional shares of RNY Common Stock and sell the resulting full shares on the American Stock Exchange at the current market price for shares of RNY Common Stock for the account of all holders of fractional interests, and each such holder will receive such holder's pro rata share of the proceeds of such sale, without interest, upon surrender of such holder's RNY Common Stock certificates.

  b. At the Effective Date, each outstanding share of BLN Preferred Stock will be converted into and exchangeable for one share of RNY Preferred Stock having the same terms, except as set forth herein. The initial dividend rate of each new share of RNY Preferred Stock will be the same as that established in the most recent auction of the corresponding share of BLN Preferred Stock. Dividends will accumulate on BLN Preferred Shares up to and including the Closing Date and will be paid, together with the dividends then payable in respect of the newly issued corresponding shares of RNY Preferred Stock, to the holders thereof on the dividend payment date in respect of the Initial Dividend Period of such newly issued shares. The "Initial Dividend Period" of the shares of RNY Preferred Stock issued in connection with the Merger will be a period consisting of the number of days following the day on which the Merger is completed that would have remained in the dividend period for the corresponding series of BLN Preferred Stock in effect immediately prior to the Closing Date. The dividend rate for the shares of each new share of RNY Preferred Stock issued in connection with the Merger for such Initial Dividend Period thereof will be the dividend rate in effect immediately prior to the Closing Date for the corresponding share of BLN Preferred Stock. The initial auction for each share of RNY Preferred Stock issued pursuant to the Merger will be held on the day on which the auction next succeeding the Closing Date would have been held for the corresponding share of BLN Preferred Stock but for the Merger.

5. Payment of Expenses.

  a. RNY and BLN shall each pay, immediately prior to the Effective Date, a pro rata portion of all expenses incurred in connection with the Merger. Such fees and expenses shall include legal, accounting and state securities or blue sky fees (if any), printing costs, filing fees, stock exchange fees, rating agency fees, portfolio transfer taxes (if any), and any similar expenses incurred in connection with the Merger. Neither RNY nor BLN shall pay any expenses of its respective stockholders arising out of or in connection with the Merger.

6. Covenants of the Funds.

  a. Each Fund agrees to call a special meeting of its respective stockholders to be held as soon as is practicable after the effective date of the N-14 Registration Statement for the purpose of considering the Merger as described in this Agreement.

  b. Each Fund covenants to operate its respective business as presently conducted between the date hereof and the Effective Date.

  c. Each Fund agrees that, as soon as practicable after satisfaction of all conditions to the Merger, they will jointly file executed Articles of Merger with the Department of Assessments and Taxation of the State of Maryland and make all other filings or recordings required by Maryland Law in connection with the Merger.

  d. RNY undertakes that it will file, or cause its agents to file, an application pursuant to Section 8(f) of the 1940 Act for an order declaring that BLN has ceased to be a registered investment company.

  e. RNY will file the N-14 Registration Statement with the Securities and Exchange Commission (the "Commission") and will use its best efforts to provide that the N-14 Registration Statement becomes effective as promptly as practicable. BLN agrees to cooperate fully with RNY and will furnish to RNY the information relating to itself to be set forth in the N-14 Registration Statement as required by the 1933 Act, the 1934 Act, the 1940 Act, and the rules and regulations thereunder.

  f. Each Fund agrees to proceed as promptly as possible to cause to be made all necessary filings under the HSR Act with respect to the transactions contemplated by this Agreement and to ensure that the related waiting period expires or is otherwise terminated at the earliest possible time.

  g. RNY agrees that it has no plan or intention to sell or otherwise dispose of the assets of BLN to be acquired in the Merger, except for dispositions made in the ordinary course of business.

  h. Each Fund agrees that, on or before the Effective Date, all of BLN's Federal and other tax returns and reports required to be filed on or before such date shall have been filed and all taxes shown as due on said returns either shall have been paid or adequate liability reserves shall have been provided for the payment of such taxes. In connection with this covenant, each Fund agrees to cooperate with the other Fund in filing any tax return, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes. RNY agrees to retain for a period of ten (10) years following the Effective Date all returns, schedules and work papers and all material records or other documents relating to tax matters of BLN for its taxable periods first ending after such Effective Date and for all prior taxable periods. Any information obtained under this subsection shall be kept confidential except as otherwise may be necessary in connection with the filing of returns or claims for refund or in conducting an audit or other proceeding. After the Effective Date, RNY shall prepare, or cause its agents to prepare, any Federal, state or local tax returns, including any Forms 1099, required to be filed by BLN with respect to its final taxable years ending with the Effective Date and for any prior periods or taxable years and further shall cause such tax returns and Forms 1099 to be duly filed with the appropriate taxing authorities. Notwithstanding the aforementioned provisions of this subsection, any expenses incurred by RNY or BLN (other than for payment of taxes) in connection with the preparation and filing of said tax returns and Forms 1099 after the Effective Date shall be borne by RNY.

  i. Each Fund agrees to mail to each of its respective stockholders of record entitled to vote at the special meeting of stockholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, a combined Proxy Statement and Prospectus which complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

  j. Following the consummation of the Merger, RNY expects to stay in existence and continue its business as a closed-end management investment company registered under the 1940 Act.

  k. Except as contemplated herein, each Fund agrees that, during the period from the date hereof to and including the Effective Date, it will declare and pay dividends consistent with past practices and the terms of the Common Stock and Preferred Stock issued by each such Fund.

7. Effective Date

  a. The Merger shall become effective at such time as the Articles of Merger are accepted for filing by the Department of Assessments and Taxation of the State of Maryland or at such later time as is specified in the Articles of Merger (the "Effective Date").

  b. Prior to the Effective Date, BLN shall have made arrangements with its transfer agent to deliver to RNY, as soon as practicable after the Effective Date, a list of the names and addresses of all of the stockholders of record of BLN on the Effective Date and the number of shares of BLN Common Stock and BLN Preferred Stock owned by each such stockholder, certified by its transfer agent or by its President to the best of their knowledge and belief.

8. RNY Conditions.

The obligation of RNY to consummate the Merger shall be subject to the satisfaction or waiver of the following conditions, provided:

  a. This Agreement shall have been adopted, and the Merger shall have been approved, by the affirmative vote of a majority of the shares of the RNY Common Stock and the RNY Preferred Stock outstanding on the record date for the Special Meeting of RNY stockholders voting together as a single class; and BLN shall have delivered to RNY a copy of the resolutions approving this Agreement and the Merger adopted by its Board of Directors and stockholders and certified by its respective Secretary.

  b. BLN shall have furnished to RNY a statement of assets, liabilities and capital, together with a schedule of investments with their respective dates of acquisition and tax costs, certified on its behalf by its President (or any Vice President) and its Treasurer, and a certificate of both such officers, dated as of the Effective Date, certifying that there has been no material adverse change in its respective financial position since the date of BLN's most recent financial statements provided to RNY, other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.

  c. BLN shall have furnished to RNY a certificate signed by its President (or any Vice President) and its Treasurer, dated the Effective Date, certifying that as of such Effective Date all representations and warranties made in this Agreement are true and correct in all material respects as if made at and as of such date and it has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such date.

  d. BLN shall have delivered to RNY a letter from Deloitte & Touche LLP, dated the Effective Date, stating that such firm has performed a limited review of the Federal, state and local income tax returns for BLN's most recently completed fiscal year, and that based on such limited review, nothing came to their attention which caused them to believe that such returns did not properly reflect, in all material respects, the Federal, state and local income taxes of BLN for the period covered thereby; and that for the period from such date, to and including such Effective Date and for any taxable year ending upon its dissolution, such firm has performed a limited review to ascertain the amount of applicable Federal, state and local taxes, and has determined that either such amount has been paid or reserves have been established for payment of such taxes, this review to be based on unaudited financial data; and that based on such limited review, nothing has come to their attention which caused them to believe that the taxes paid or reserves set aside for payment of such taxes were not adequate in all material respects for the satisfaction of Federal, state and local taxes for the period from such date, to and including such Effective Date and for any taxable year ending upon its dissolution or that BLN would not continue to qualify as a regulated investment company for Federal income tax purposes.

  e. RNY shall have received an opinion of Miles & Stockbridge P.C., as special counsel to each Fund, in form and substance satisfactory to RNY and dated the Effective Date, to the effect that (i) each Fund is a corporation duly organized, validly existing and in good standing in conformity with Maryland Law; (ii) all corporate actions required to be taken by each Fund to authorize this Agreement and to effect the Merger have been duly authorized by all necessary corporate actions thereof; (iii) the execution and delivery of this Agreement does not, and the consummation of the

  Merger will not, violate any material provision of the Articles of Incorporation, as amended, the Articles Supplementary, as amended, or the by-laws, as amended, or any agreement (known to such counsel) to which RNY or BLN is a party or by which RNY or BLN is bound, except insofar as the parties have agreed to amend such provision as a condition precedent to the Merger; (iv) to the best of such counsel's knowledge, no consent, approval, authorization or order of any Maryland state court or governmental authority is required for the consummation by either Fund of the Merger, except such as have been obtained under Maryland Law and under state securities or blue sky laws; (v) this Agreement has been duly authorized, executed and delivered by each Fund and represents a valid and binding contract, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws pertaining to the enforcement of creditors' rights generally and by equitable principles; and (vi) the RNY Common Stock and RNY Preferred Stock to be issued pursuant to the Merger are duly authorized and, upon delivery and the consummation of the Merger, will be validly issued and outstanding and fully paid and nonassessable, and no stockholder of RNY has any preemptive right to subscription or purchase in respect thereof (pursuant to the Articles of Incorporation, as amended, Articles Supplementary, as amended, or the by-laws of RNY or as a matter of Maryland
  Law). In giving the opinion set forth above, Miles & Stockbridge P.C. may state that it is relying on certificates of officers of RNY and BLN with regard to matters of fact and certificates and written statements of governmental officials with respect to factual matters.

  f. RNY shall have received an opinion from Skadden, Arps, Slate, Meagher & Flom LLP (together with its affiliates, "Skadden"), as special counsel to RNY, in form and substance satisfactory to RNY and dated the Effective Date, to the effect that (i) each Fund is registered as a diversified, closed-end management investment company under the 1940 Act, (ii) to the best of such counsel's knowledge, no consent, approval, authorization or order of any United States federal governmental authority is required for the consummation of the Merger by either Fund, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and the published rules and regulations of the Commission thereunder and such as may be required under state securities or blue sky laws; (iii) the N-14 Registration Statement has become effective under the 1933 Act, no stop order suspending the effectiveness of the N-14 Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the 1933 Act, and the N-14 Registration Statement, and each amendment or supplement thereto, as of their respective effective dates, appear on their face to be appropriately responsive in all material respects to the requirements of the 1933 Act, the 1934 Act and the 1940 Act and the published rules and regulations of the Commission thereunder, except that such counsel need not opine with respect to financial statements and schedules and other financial and statistical data included or incorporated by reference in the N-14 Registration Statement or to schedules, exhibits or appendices included or incorporated by reference in the N-14 Registration Statement; and (iv) to the best of such counsel's knowledge, no material suit, action or legal or administrative proceeding is pending or threatened against either Fund, the unfavorable outcome of which would materially adversely affect such Fund. Such opinion also shall state that (A) while such counsel cannot make any representation as to the accuracy or completeness of statements of fact in the N-14 Registration Statement or any amendment or supplement thereto, nothing has come to their attention that would lead them to believe that, on the respective effective dates of the N-14 Registration Statement and any amendment or supplement thereto,
  (1) the N-14 Registration Statement or any amendment or supplement thereto contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and (2) the prospectus included in the N-14 Registration Statement contained any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (B) such counsel does not express any opinion or belief as to financial statements and schedules and other financial and statistical data included or incorporated by reference in the N-14 Registration Statement or to schedules, exhibits or appendices included or incorporated by reference in the N-14 Registration Statement. In giving the opinion set forth above, Skadden may state that it is relying on certificates of officers of RNY and BLN with regard to matters of fact and certificates and written statements of government officials with respect to factual matters.

  g. RNY shall have received an opinion from Skadden, as counsel to RNY, in form and substance satisfactory to RNY and dated the Effective Date, to the effect that for Federal income tax purposes the Merger will constitute a "reorganization" within the meaning of Section 368(a) of the Code and each Fund will be deemed a "party" to such reorganization within the meaning of
  Section 368(b) of the Code. In giving the opinion set forth above, Skadden may state that it is relying on certificates of officers of RNY and BLN with regard to factual and other matters.

  h. The assets or liabilities of BLN to be transferred to RNY shall not include any assets or liabilities which RNY, by reason of charter limitations or otherwise, may not properly acquire or assume.

  i. The N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of BLN, shall be contemplated by the Commission.

  j. The Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Merger under
  Section 25(c) of the 1940 Act and no other legal, administrative or other proceeding shall be instituted or threatened which would materially affect the financial condition of BLN or would prohibit the Merger.

  k. All proceedings taken by BLN and its counsel in connection with the Merger and all documents incidental thereto shall be satisfactory in form and substance to RNY.

  l. Prior to the Effective Date, BLN shall have declared a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its stockholders all of its net investment company taxable income, if any, for the tax year of BLN ending on the Effective Date, and all of its net capital gain, if any, realized for the tax year of BLN ending on the Effective Date.

  m. On of before the Effective Date, RNY shall have received from Standard & Poor's Ratings Group and Moody's Investors Service written evidence confirming that consummation of the Merger will not impair the Aaa and AAA ratings assigned to the outstanding shares of RNY Preferred Stock and assigning Aaa or AAA ratings to the shares of RNY Preferred Stock issued in connection with the Merger.

9. BLN's Conditions.

The obligations of BLN hereunder shall be subject to the following conditions:

  a. This Agreement shall have been adopted, and the Merger shall have been approved, by the affirmative vote of a majority of the shares of BLN Common Stock and of a majority of the shares of BLN Preferred Stock outstanding on the record date for the special meeting of BLN's stockholders, each voting as a separate class; and RNY shall have delivered to BLN a copy of the resolutions approving this Agreement and the Merger adopted by its Board of Directors and stockholders and certified by its Secretary.

  b. RNY shall have furnished to BLN, a statement of assets, liabilities and capital, together with a schedule of its investments, certified on its behalf by its President (or any Vice President) and its Treasurer, and a certificate of both such officers, dated as of the Effective Date, certifying that as of the Effective Date there has been no material adverse change in its financial position since the date of RNY's most recent financial statements provided to BLN, other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.

  c. RNY shall have furnished to BLN a certificate signed by its President (or any Vice President) and its Treasurer, dated as of the Effective Date, certifying that (i) all representations and warranties of RNY made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such Effective Date, and that RNY has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such date and (ii) immediately after the Effective Date, RNY will be in compliance with all asset coverage tests applicable to the RNY Preferred Stock.

  d. BLN shall have received the opinion or opinions of Miles & Stockbridge P.C. and Skadden, as counsel to BLN, in form and substance satisfactory to BLN and dated the Effective Date, with respect to the matters specified in Sections 9(e), (f) and (g) of this Agreement and such other matters as BLN reasonably may deem necessary or desirable.

  e. All proceedings taken by RNY and its counsel in connection with the Merger and all documents incidental thereto shall be satisfactory in form and substance to BLN.

  f. The N-14 Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of RNY, shall be contemplated by the Commission.

  g. The Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted or threatened to institute any proceeding seeking to enjoin consummation of the Merger under
  Section 25(c) of the 1940 Act, no other legal, administrative or other proceeding shall be instituted or threatened which would materially affect the financial condition of RNY or would prohibit the Merger.

  h. On or before the Closing Date, the Board of Directors of RNY shall have classified authorized and unissued shares of RNY Common Stock as a series of RNY Preferred Stock with, and shall have filed Amended Articles Supplementary to its Articles of Incorporation describing, powers, rights and preferences of series of RNY Preferred Stock which are the same as the powers, rights and preferences of the series of BLN Preferred Stock described in Section 3(m) of this Agreement, except as set forth in Section 4(b) of this Agreement.

  i. On or before the Effective Date, RNY shall have received from [Standard & Poor's Ratings Group and] Moody's Investors Service written evidence confirming that consummation of the Merger will not impair the Aaa and AAA ratings assigned to the outstanding shares of RNY Preferred Stock and assigning Aaa or AAA ratings to shares of RNY Preferred Stock to be issued in connection with the Merger.

10. Termination, Postponement and Waivers.

  a. Notwithstanding anything contained in this Agreement to the contrary, this Agreement may be terminated and the Merger abandoned at any time (whether before or after adoption thereof by the stockholders of the Funds) prior to the Effective Date, or such Effective Date may be postponed,
  (i) by mutual consent of the Boards of Directors of the Funds; (ii) by the Board of Directors of BLN if any condition of BLN's obligations set forth in Section 9 of this Agreement has not been fulfilled or waived and
  (iii) by the Board of Directors of RNY in its sole discretion.

  b. If the transactions contemplated by this Agreement have not been consummated by December 31, 1999, either Fund may terminate this Agreement by action of its Board of Directors.

  c. In the event of termination of this Agreement pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of either Fund or persons who are their directors, trustees, officers, agents or stockholders in respect of this Agreement.

  d. At any time prior to the Effective Date, the Board of Directors of either Fund may, by written instrument signed by its (i) extend the time for the performance of any of the obligations or other acts of the other,
  (ii) waive any inaccuracies in the representations and warranties of the other contained herein, (iii) waive compliance with any of the agreements of the other or conditions to its obligations contained herein and (iv) amend this Agreement; provided in each case that, in the judgment of the Board of Directors of such Fund, after consultation with its counsel, such action or waiver will not have a material adverse effect on the benefits intended under this Agreement to the stockholders of such Fund. This Agreement may not be amended except by an instrument in writing executed by the parties affected by any such amendment.

  e. The respective representations and warranties contained in Sections 1 and 2 of this Agreement shall expire with, and be terminated by, the consummation of the Merger, and none of RNY, BLN or any of their officers, directors or trustees, agents or stockholders shall have any liability with respect to such representations or warranties after the Effective Date. This provision shall not protect any officer, director or trustee, agent or stockholder of RNY or BLN against any liability to the entity for which that officer, director or trustee, agent or stockholder so acts or to its stockholders to which that officer, director or trustee, agent or stockholder otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

  f. If any order or orders of the Commission with respect to this Agreement shall be issued prior to the Effective Date and shall impose any terms or conditions which are determined by action of the Boards of Directors of RNY or BLN to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the stockholders of such Fund, unless such terms and conditions shall result in a change in the method of computing the number of shares of RNY Common Stock or RNY Preferred Stock to be issued pursuant to this Agreement in which event, unless such terms and conditions shall have been included in the proxy solicitation materials furnished to the stockholders of the Funds prior to the meetings at which the Merger shall have been approved, this Agreement shall not be consummated and shall terminate, unless the Funds promptly shall call special meetings of stockholders at which such conditions so imposed shall be submitted for approval.

11. Other Matters.

  a. Pursuant to Rule 145 under the 1933 Act, and in connection with the issuance of any shares to any person who at the time of the Merger is, to its knowledge, an affiliate of a party to the Merger pursuant to Rule 145(c), RNY will cause to be affixed upon the certificate(s) issued to such person (if any) a legend as follows:

  THESE SHARES ARE SUBJECT TO RESTRICTIONS ON TRANSFER UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT TO BLN (OR ITS STATUTORY SUCCESSOR) OR ITS PRINCIPAL UNDERWRITER UNLESS (I) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT OF 1933 OR (II) IN THE OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE FUND, SUCH REGISTRATION IS NOT REQUIRED

  and, further, that stop transfer instructions will be issued to RNY's transfer agent with respect to such shares. BLN will provide RNY on the Effective Date with the name of any BLN stockholder who is to the knowledge of BLN an affiliate of it on such date.

  b. Any notice, report or demand required or permitted by any provision of this Agreement shall be in writing and shall be deemed to have been given if delivered or mailed, first class postage prepaid, addressed to RNY or any BLN in either case at 345 Park Avenue, New York, New York, 10154, Attn:
  Ralph L. Schlosstein, President.

  c. This Agreement supersedes all previous correspondence and oral communications between the parties regarding the Merger, constitutes the only understanding with respect to the Merger, may not be changed except by a letter of agreement signed by each party and shall be governed by and construed in accordance with the laws of the State of Maryland applicable to agreements made and to be performed in said state.

  d. Copies of the Articles of Incorporation and Articles Supplementary, and all amendments, if any, of RNY and BLN are on file with the State Department of Assessments and Taxation of Maryland, and notice is hereby given that this instrument is executed on behalf of the Directors of RNY and BLN. This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original but all such counterparts together shall constitute but one instrument.

IN WITNESS WHEREOF, each of the undersigned has executed and delivered this Agreement and Plan of Merger as of the date first written above.

                                          The BlackRock New York Investment
                                          Quality Municipal Trust Inc.

                                          By: _________________________________
                                                 Name: Ralph L. Schlosstein
                                                      Title: President

                                          The BlackRock New York Insured
                                          Municipal 2008 Term Trust Inc.

                                          By: _________________________________
                                                 Name: Ralph L. Schlosstein
                                                      Title: President

                   SUBJECT TO COMPLETION--DATED July 23, 1999

      INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE
  SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY
     OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT
      BECOMES EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL
     THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER,
         SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR
           QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.

         THE BLACKROCK NEW YORK INVESTMENT QUALITY MUNICIPAL TRUST, INC.
                                 345 Park Avenue
                            New York, New York 10154
                                 (212) 754-5560

                                 --------------

                       STATEMENT OF ADDITIONAL INFORMATION

                           Relating to the Merger of:

          THE BLACKROCK NEW YORK MUNICIPAL 2008 TERM TRUST INC. ("BLN")

                                 with and into:

     THE BLACKROCK NEW YORK INVESTMENT QUALITY MUNICIPAL TRUST INC. ("RNY")

                             Dated __________, 1999

                                ---------------



   This Statement of Additional Information provides information about RNY, a closed-end management investment company organized as a Maryland corporation, in addition to information contained in the Combined Proxy Statement/Prospectus of
  RNY, dated ________, 1999, which also serves as the proxy statement of BLN a closed-end management investment company organized as a Maryland corporation, in connection with the issuance of common shares and preferred shares of RNY to shareholders of BLN. This Statement of Additional Information is not a
      prospectus. It should be read in conjunction with the Combined Proxy Statement/Prospectus, into which it has been incorporated by reference and which may be obtained by contacting RNY or BLN at the address and telephone number set forth above.

Audited Financial Statements for RNY for the annual period ended October 31, 1998 ......... 3


Unaudited Financial Statements for RYN for the six-month period ended April 30, 1999 ..... 11


Audited Financial Statements for BLN for the annual period ended December 31, 1998 ....... 18


Annex A: Description of Credit Ratings for Municipal Obligations ........................ A-1


Annex B: Description of New York Municipal Securities ................................... B-1


RYN and BKN will provide, without charge, upon the written or oral request of any person to whom the Combined Proxy Statement/Prospectus is delivered, a copy of this Statement of Additional Information.

===================================================================================================================================
             PRINCIPAL                                                                                   OPTION CALL
   RATING*     AMOUNT                                                                                    PROVISIONS+       VALUE
 (UNAUDITED)   (000)                                      DESCRIPTION                                     (UNAUDITED)     (NOTE 1)
============ ========= =============================================================================================== =============
                       LONG-TERM INVESTMENTS-145.9%
               $1,000  New York-140.6%
 AAA            1,000  Battery Park City Auth. Rev., Ser. A, 5.50%, 11/01/26, AMBAC ..................  11/06 at 102    $ 1,045,700
 AAA            1,000  Metropolitan Trans. Auth. Rev., Commuter Fac.,
                        Ser. M, 6.00%, 7/01/14, AMBAC ................................................ 7/01 at 101.5      1,083,830
 AAA            1,000  Nassau Cnty., G.O., Ser. U, 5.25%, 11/01/14, AMBAC ............................  11/06 at 102      1,035,740
                1,000  New York City, G.O.,
 A3                     Ser. I, 5.875%, 3/15/18 ...................................................... 3/06 at 101.5      1,070,770
 A3             1,000   Ser. D, 6.60%, 2/01/04 .......................................................  No Opt. Call      1,115,010
                1,000  New York City Ind. Dev. Agcy. Spec. Fac. Rev., Term. One Group Assoc. Proj.,
 A3             1,000   6.00%, 1/01/08 ...............................................................   1/04 at 102      1,073,830
 A3             1,000   6.00%, 1/01/15 ...............................................................   1/04 at 102      1,060,080
 A3             1,000   6.10%, 1/01/09 ...............................................................   1/04 at 102      1,074,070
 A2                    New York City Mun. Wtr. Fin. Auth. Rev., Ser. A, 6.00%, 6/15/05 ...............  No Opt. Call      1,125,970
 AAA            1,505  New York City Trust Cultural Res. Rev., Museum Of Modern Art, Ser. A, 5.50%,
                1,000   1/01/21, AMBAC ...............................................................   1/07 at 102      1,048,690
                1,000  New York St. Dorm. Auth. Rev.,
 AAA            1,000   City Univ. Sys., 6.125%, 7/01/04 AMBAC++ .....................................      N/A           1,697,655
 AAA            1,000   City Univ. Sys., 6.20%, 7/01/04, AMBAC++ .....................................      N/A           1,131,790
 AAA            1,000   St. Univ. Edl. Fac., 5.25%, 5/15/15, AMBAC ...................................  No Opt. Call      1,053,200
 A3             1,185   St. Univ. Edl. Fac., Ser. B, 6.00%, 5/15/04++ ................................      N/A           1,119,700
 A3                     St. Univ. Edl. Fac., Ser. B, 6.25%, 5/15/04++ ................................      N/A           1,132,030
 A3             1,000   St. Univ. Edl. Fac., Ser. A, 6.25%, 5/15/03++ ................................      N/A           1,117,940
 A1             1,000  New York St. Energy Res. & Dev. Auth. Fac. Rev.,
                1,000   Con. Ed. Co. Proj., 6.375%, 12/01/27 .........................................   12/01at 101      1,245,874
                1,000  New York St. G.O.,
 A+             1,000   Ser. A, 5.50%, 7/15/24 .......................................................   7/06 at 101      1,048,240
 A3               900   Ser. B, 5.70%, 8/15/12 .......................................................   8/05 at 102      1,073,710
 A-             1,000  New York St. Hsg. Fin. Agcy. Rev., Service Contract Oblig. Rev.,
                1,000   Ser. A, 5.50%, 9/15/22 .......................................................   3/03 at 102      1,028,400
 A+             1,000  New York St. Local Gov't. Asst. Corp., Rev.,
                        Ser. B, 5.50%, 4/01/21 .......................................................   4/03 at 102      1,044,780
 AAA                   New York St. Med. Care Fac., Fin. Agcy. Rev., St. Lukes Roosevelt Hosp.,
                        5.625%, 8/15/18, FHA .........................................................   8/03 at 102      1,043,590
 A-                    New York St. Urban Dev. Corp. Rev., Youth Fac., 5.875%, 4/01/09 ...............   4/04 at 102        989,613
 AAA                   Port Authority of NY & NJ, 5.70%, 10/15/20, MBIA ..............................  10/02 at 101      1,058,380
 A-                    Ulster Cnty. Res. Rec. Agcy., Solid Waste Sys. Rev., 5.90%, 3/01/07 ...........   3/03 at 102      1,069,230
 A1                    Westchester Cnty. Ind. Dev. Agcy., Res. Rec. Rev., 5.50%, 7/01/09 .............   7/07 at 101      1,034,290
                                                                                                                        -----------
                                                                                                                         28,622,112
                                                                                                                        -----------

                       See Notes to Financial Statements.
                                       1

============================================================================================================================
               PRINCIPAL                                                                        OPTION CALL
   RATING*      AMOUNT                                                                         PROVISIONS+        VALUE
 (UNAUDITED)     (000)                               DESCRIPTION                                (UNAUDITED)      (NOTE 1)
============= ========== ================================================================== ================ ===============
                         Puerto Rico-5.3%
 Baa1         $1,000     Puerto Rico Electric Pwr. Auth., Ser. T, 6.00%, 7/01/16 ..........    7/04 at 102    $  1,082,670
                                                                                                              ------------

                         TOTAL INVESTMENTS-145.9% (COST $26,989,160) ......................                     29,704,782
                         Other assets in excess of liabilities--2.2% ......................                        453,927
                         Liquidation value of preferred stock-(48.1)% .....................                     (9,800,000)
                                                                                                              ------------

                         Net Assets Applicable to Common Shareholders-100% ................                   $ 20,358,709
                                                                                                              ============

----------
 * Rating: Using the higher of Standard & Poor's, Moody's or Fitch's rating.
 + Option call provisions: Date (month/year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
++ This bond is prerefunded. See Glossary for definition.




              The  following  abbreviations  are used in portfolio descriptions:
  AMBAC   - American Municipal Bond Assurance Corporation     G.O.     - General Obligation Bond
  FHA     - Federal Housing Administration                    MBIA     - Municipal Bond Insurance Association

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK NEW YORK INVESTMENT
QUALITY MUNICIPAL TRUST INC.
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1998
--------------------------------------------------------------------------------

ASSETS
Investments, at value (cost $26,989,160) (Note 1) .....    $29,704,782
Cash ..................................................         28,567
Interest receivable ...................................        498,295
                                                           -----------
                                                            30,231,644
                                                           -----------
LIABILITIES
Investment advisory fee payable (Note 2) ..............          9,223
Dividends payable-preferred stock .....................          4,832
Administrative fee payable (Note 2) ...................          2,635
Other accrued expenses ................................         56,245
                                                           -----------
                                                                72,935
                                                           -----------
NET INVESTMENT ASSETS .................................    $30,158,709
                                                           ===========
Net investment assets were comprised of:
  Common stock:
   Par value (Note 4) .................................    $    13,071
  Paid-in capital in excess of par ....................     18,082,239
 Preferred stock (Note 4) .............................      9,800,000
                                                           -----------
                                                            27,895,310
 Undistributed net investment income ..................        195,123
 Accumulated net realized loss ........................       (647,346)
 Net unrealized appreciation ..........................      2,715,622
                                                           -----------
Net investment assets, October 31, 1998 ...............    $30,158,709
                                                           ===========
Net assets applicable to common shareholders ..........    $20,358,709
                                                           ===========
Net asset value per common share:
  ($20,358,709 [div] 1,307,093 shares of
  common stock issued and outstanding) ................    $     15.58
                                                           ===========


--------------------------------------------------------------------------------
THE BLACKROCK NEW YORK INVESTMENT
QUALITY MUNICIPAL TRUST INC.
STATEMENT OF OPERATIONS
YEAR ENDED OCTOBER 31, 1998
--------------------------------------------------------------------------------

NET INVESTMENT INCOME
Income
  Interest and discount earned .........   $1,631,567
                                           ----------

Expenses
  Investment advisory ..................      103,847
  Administration .......................       29,670
  Auction agent ........................       24,500
  Reports to shareholders ..............       15,000
  Directors ............................       14,000
  Audit ................................       10,000
  Transfer agent .......................        8,000
  Legal ................................        7,500
  Custodian ............................        4,500
  Miscellaneous ........................       11,830
                                           ----------
  Total expenses .......................      228,847
                                           ----------
Net investment income ..................    1,402,720
                                           ----------
UNREALIZED GAIN
 ON INVESTMENTS (NOTE 3)
Net change in unrealized appreciation on
 investments ...........................      850,599
                                           ----------
NET INCREASE IN NET INVESTMENT ASSETS
 RESULTING FROM OPERATIONS .............   $2,253,319
                                           ==========

See Notes to Financial Statements.
                                       3

--------------------------------------------------------------------------------
THE BLACKROCK NEW YORK INVESTMENT QUALITY MUNICIPAL TRUST INC.
STATEMENTS OF CHANGES IN NET INVESTMENT ASSETS
--------------------------------------------------------------------------------

                                                                                       YEAR ENDED OCTOBER 31,
                                                                                  ---------------------------------
                                                                                        1998              1997
                                                                                  ---------------   ---------------
INCREASE IN NET INVESTMENT ASSETS
Operations:
 Net investment income ........................................................    $  1,402,720      $  1,400,108
 Net realized gain on investments .............................................               -           125,125
 Net change in unrealized appreciation on investments .........................         850,599         1,065,354
                                                                                   ------------      ------------
 Net increase in net investment assets resulting from operations ..............       2,253,319         2,590,587
Dividends and distributions:
 To common shareholders from net investment income ............................      (1,068,445)       (1,056,088)
 To preferred shareholders from net investment income .........................        (319,756)         (327,219)
 To common shareholders in excess of net realized gains on investments ........              --            (5,773)
 To preferred shareholders in excess of net realized gains on investments .....              --            (1,929)
                                                                                   ------------      ------------
 Total dividends and distributions ............................................      (1,388,201)       (1,391,009)
                                                                                   ------------      ------------
  Total increase ..............................................................         865,118         1,199,578
NET INVESTMENT ASSETS
Beginning of year .............................................................      29,293,591        28,094,013
                                                                                   ------------      ------------
End of year ...................................................................    $ 30,158,709      $ 29,293,591
                                                                                   ============      ============


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK NEW YORK INVESTMENT QUALITY MUNICIPAL TRUST INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                    YEAR ENDED OCTOBER 31,
                                                                ---------------------------------------------------------------
                                                                    1998        1997         1996         1995         1994
PER SHARE OPERATING PERFORMANCE:                                ----------- ----------- ------------- ----------- -------------
 Net asset value, beginning of year ...........................   $ 14.91     $ 14.00     $ 13.82       $ 11.54     $  14.52
                                                                  -------     -------     -------       -------     --------
 Net investment income ........................................      1.06        1.07        1.05          1.06         1.03
 Net realized and unrealized gain (loss) on investments .......       .67         .90         .18          2.29        (3.03)
                                                                  -------     -------     -------       -------     --------
 Net increase (decrease) from investment operations ...........      1.73        1.97        1.23          3.35        (2.00)
                                                                  -------     -------     -------       -------     --------
 Dividends and Distributions:
   Dividends from net investment income to:
    Common shareholders .......................................      (.82)       (.81)       (.78)         (.79)        (.79)
   Preferred shareholders .....................................      (.24)       (.25)       (.26)         (.28)        (.19)
  Distributions in excess of net realized gain on investments to:
    Common shareholders .......................................        --          **        (.01)           --           --
   Preferred shareholders .....................................        --          **          **            --           --
                                                                  -------     --------    --------      -------     --------
 Total dividends and distributions ............................     (1.06)      (1.06)       (1.05)      ( 1.07)        (.98)
                                                                  -------     -------     --------      -------     --------
 Net asset value, end of year* ................................   $ 15.58     $ 14.91      $ 14.00      $ 13.82     $  11.54
                                                                  =======     =======     ========      =======     ========
 Per share market value, end of year* .........................   $ 15.13     $ 14.25     $ 12.625      $ 12.75     $  10.50
                                                                  =======     =======     ========      =======     ========
 TOTAL INVESTMENT RETURN+: ....................................     11.85%      19.89%        5.43%       29.94%      (18.56%)
 RATIOS TO AVERAGE NET ASSETS OF COMMON
   SHAREHOLDERS++:
 Expenses .....................................................      1.15%       1.24%        1.37%        1.37%        1.29%
 Net investment income before preferred stock dividends .......      7.02%       7.52%        7.63%        8.34%        7.76%
 Preferred stock dividends ....................................      1.60%       1.76%        1.91%        2.19%        1.46%
 Net investment income available to common shareholders .......      5.42%       5.76%        5.72%        6.15%        6.30%
 SUPPLEMENTAL DATA:
 Average net assets of common shareholders (in thousands) .....   $19,980     $18,608     $ 17,904      $16,545     $ 17,274
 Portfolio turnover rate ......................................         0%         14%          79%         129%          71%
 Net assets of common shareholders, end of year
   (in thousands) .............................................   $20,359     $19,494     $ 18,294      $18,068     $ 15,085
 Asset coverage per share of preferred stock, end of year## ...   $76,935     $74,739     $ 71,668      $71,091     $126,963
 Preferred stock outstanding (in thousands) ...................   $ 9,800     $ 9,800     $  9,800      $ 9,800     $  9,800

----------
 * Net asset value and market value are published in The Wall Street Journal each Monday.
** Actual amount paid to preferred shareholders for the year ended October 31, 1996 was $.0034 per common share. Actual amount paid for the year ended October 31, 1997 to common shareholders was $0.004417 per share and to preferred shareholders was $0.001476 per common share.
## A stock split occurred on July 24, 1995 (Note 4).
 + Total investment return is calculated assuming a purchase of common stock at the current market value on the first day and a sale at the current market price on the last day of each year reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. This calculation does not reflect brokerage commissions.
++ Ratios are calculated on the basis of income, expenses and preferred stock dividends applicable to both the common and preferred shares relative to the average net assets of common shareholders.

The information above represents the audited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the years indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's common shares.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK NEW YORK INVESTMENT
QUALITY MUNICIPAL TRUST INC.
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
NOTE 1. ORGANIZATION & ACCOUNTING POLICIES

     The BlackRock New York Investment Quality Accounting Municipal Trust Inc. (the Policies "Trust") was organized in Maryland on October 31, 1993 as a non-diversified, closed-end management investment company. The Trust's investment objective is to manage a diversified portfolio of high quality securities while providing high current income exempt from regular federal and New York state income tax consistent with the preservation of capital. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in the state, a specific industry or region. No assurance can be given that the Trust's investment objective will be achieved.

      The following is a summary of significant accounting policies followed by the Trust.

SECURITIES VALUATION: Municipal securities (including commitments to purchase such securities on a "when-issued" basis) are valued on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

     Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, if their term to maturity from date of purchase is 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original term to maturity from date of purchase exceeded 60 days.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Trust accretes original issue discounts or amortizes premium on securities purchased using the interest method.

FEDERAL INCOME TAXES: For federal income tax purposes, the Trust is treated as a separate taxpaying entity. It is the intent of the Trust to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. For this reason and because substantially all of the Trust's gross income consists of tax-exempt interest, no federal income tax provision is required.

DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends and distributions to common shareholders monthly from net investment income, net realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards may be distributed annually. Dividends and distributions are recorded on the ex-dividend date. Dividends and distributions to preferred shareholders are accrued and determined as described in Note 4.

DEFERRED ORGANIZATION EXPENSES: A total of $19,000 was incurred in connection with the organization of the Trust. These costs were deferred and have been amortized ratably over a period of sixty months from the date the Trust commenced investment operations.

ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


NOTE 2. AGREEMENTS

     The Trust has an Investment Advisory Agreement with BlackRock Financial Management, Inc., (The "Adviser"), a wholly-owned corporate subsidiary of BlackRock Advisors, Inc., which is an indirect majority-owned subsidiary of PNC Bank, N.A., and an Administration Agreement with Prudential Investments Fund Management, LLC ("PIFM"), an indirect, wholly-owned subsidiary of The Prudential Insurance Company of America.

      The investment fee paid to the Adviser is computed weekly and payable monthly at an annual rate of 0.35% of the Trust's average weekly net investment assets. The administration fee paid to PIFM is also computed weekly and payable monthly at an annual rate of 0.10% of the Trust's average weekly net investment assets.

      Pursuant to the agreements, the Adviser provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust who are affiliated persons of the Adviser. PIFM pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.

NOTE 3. PORTFOLIO SECURITIES
     There were no purchases or sales of investment securities, other than short-term investments, for the year ended October 31, 1998.

     The federal income tax basis of the Trust's investments at October 31, 1998
was  substantially   the  same  as  the  basis  for  financial   reporting  and,
accordingly, net and gross unrealized appreciation was $2,715,622.

     For federal income tax purposes, the Trust had a capital loss carryforward at October 31, 1998 of approximately $647,000 of which $448,000 will expire in 2002 and $199,000 will expire in 2003. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amount.

NOTE 4. CAPITAL
     There are 200 million shares of $.01 par value common stock authorized. Of the 1,307,093 shares outstanding at October 31, 1998, the Adviser owned 7,093 shares. As of October 31, 1998 there were 392 shares of Preferred Stock Series F7 outstanding.

     The Trust may classify or reclassify any unissued shares of common stock into one or more series of preferred stock. On July 29, 1993 the Trust reclassified 196 shares of common stock and issued a series of Auction Market Preferred Stock ("Preferred Stock") Series F7. The Preferred Stock had a liquidation value of $50,000 per share plus any accumulated but unpaid dividends. On May 16, 1995 shareholders approved a proposal to split each share of preferred stock into two shares and simultaneously reduce each share's liquidation preference from $50,000 to $25,000 plus any accumulated but unpaid dividends. The stock split occurred on July 24, 1995.

     Dividends on Series F7 are cumulative at a rate established at the initial public offering and are typically reset every 7 days based on the results of an auction. Dividend rates ranged from 3.00% to 3.875% during the year ended October 31, 1998.

     The Trust may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution, or purchase, asset coverage with respect to the outstanding Preferred Stock would be less than 200%.

     The Preferred Stock is redeemable at the option of the Trust, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated or unpaid dividends whether or not declared. The Preferred Stock is also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared if certain require-ments relating to the composition of the assets and liabilities of the Trust as set forth in the Articles of Incorporation are not satisfied.

     The holders of Preferred Stock have voting rights equal to the holders of common stock (one vote per share) and will vote together with holders of shares of common stock as a single class. However, holders of Preferred Stock are also entitled to elect two of the Trust's directors. In addition, the Investment Company Act of 1940 requires that along with approval by stockholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class would be required to
(a) adopt any plan of reorganization that would adversely affect the preferred shares and (b) take any action requiring a vote of security holders, including, among other things, changes in the Trust's subclassification as a closed-end investment company or changes in its fundamental investment restrictions.

NOTE 5. DIVIDENDS
     Subsequent to October 31, 1998, the Board of Directors of the Trust declared a dividend from undistributed earnings of $.068125 per common share payable November 30, 1998 to shareholders of record on November 16, 1998.


     For the period November 1, 1998 to November 30, 1998, dividends declared on Preferred Stock totalled $24,528 in aggregate for the outstanding Preferred Stock.

--------------------------------------------------------------------------------
         THE BLACKROCK NEW YORK INVESTMENT QUALITY MUNICIPAL TRUST INC.
                         REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

The Shareholders and Board of Directors of
The BlackRock New York Investment Quality Municipal Trust Inc.:

     We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The BlackRock New York Investment Quality Municipal Trust Inc. as of October 31, 1998 and the related statements of operations for the year then ended and of changes in net investment assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards.Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1998, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of The BlackRock New York Investment Quality Municipal Trust Inc. at October 31, 1998, and the results of its operations, the changes in its net investment assets and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.




/s/ DELOITTE & TOUCHE LLP
-------------------------


Deloitte & Touche LLP

New York, New York
December 11, 1998

--------------------------------------------------------------------------------
THE BLACKROCK NEW YORK INVESTMENT QUALITY MUNICIPAL TRUST INC.
PORTFOLIO OF INVESTMENTS APRIL 30, 1999 (UNAUDITED)

===================================================================================================================================
             Principal
              Amount                                                                                 Option Call       Value
 Rating*      (000)                                         Description                              Provisions\^     (Note 1)
-----------------------------------------------------------------------------------------------------------------------------------
                       LONG-TERM INVESTMENTS-146.1%
                       NEW YORK-140.8%
 AAA       $ 1,000     Battery Park City Auth. Rev., Ser. A, 5.50%, 11/01/26, AMBAC ...............   11/06 at 102    $ 1,031,580
 AAA         1,000     Metropolitan Trans. Auth. Rev., Commuter Fac.,
                        Ser. M, 6.00%, 7/01/14, AMBAC .............................................. 7/03 at 101.5      1,080,480
 AAA         1,000     Nassau Cnty., G.O., Ser. U, 5.25%, 11/01/14, AMBAC .........................   11/06 at 102      1,035,810
                       New York City, G.O.,
 A-          1,000      Ser. I, 5.875%, 3/15/18 ...................................................  3/06 at 101.5      1,073,550
 A-          1,000      Ser. D, 6.60%, 2/01/04 ....................................................   No Opt. Call      1,103,990
                       New York City Ind. Dev. Agcy. Spec. Fac. Rev.,
                       Term. One Group Assoc. Proj.,
 A           1,000      6.00%, 1/01/08 ............................................................    1/04 at 102      1,073,370
 A           1,000      6.00%, 1/01/15 ............................................................    1/04 at 102      1,064,250
 A           1,000      6.10%, 1/01/09 ............................................................    1/04 at 102      1,074,020
 AAA         1,000++   New York City Mun. Wtr. Fin. Auth. Rev.,
                       Ser. A, 6.00%, 6/15/05 .....................................................       N/A           1,114,710
 AAA         1,000++   New York City Trust Cultural Res. Rev., Museum of Modern Art,
                       Ser. A, 5.50%, 1/01/21, AMBAC ..............................................    1/07 at 102      1,035,830
                       New York St. Dorm. Auth. Rev.,
 AAA         1,505++   City Univ. Sys., 6.125%, 7/01/04, AMBAC ...................................        N/A           1,687,602
 AAA         1,000++   City Univ. Sys., 6.20%, 7/01/04, AMBAC ....................................        N/A           1,124,810
 AAA         1,000      St. Univ. Edl. Fac., 5.25%, 5/15/15, AMBAC ................................   No Opt. Call      1,050,940
 A-          1,000++    St. Univ. Edl. Fac., Ser. B, 6.00%, 5/15/04 ...............................       N/A           1,113,440
 A-          1,000++    St. Univ. Edl. Fac., Ser. A, 6.25%, 5/15/03 ...............................       N/A           1,110,260
 A-          1,000++    St. Univ. Edl. Fac., Ser. B, 6.25%, 5/15/04 ...............................       N/A           1,124,770
 A+          1,185     New York St. Energy Res. & Dev. Auth. Fac. Rev.,
                        Con. Ed. Co. Proj., 6.375%, 12/01/27 .......................................  12/01 at 101      1,252,770
                       New York St. G.O.,
 A           1,000      Ser. A, 5.50%, 7/15/24 ....................................................    7/06 at 101      1,035,170
 A-          1,000      Ser. B, 5.70%, 8/15/12 ....................................................    8/05 at 102      1,080,920
 A-          1,000     New York St. Hsg. Fin. Agcy. Rev., Service Contract Oblig.,
                        Ser. A, 5.50%, 9/15/22 .....................................................   3/03 at 102      1,017,210
 A+          1,000     New York St. Local Gov't. Asst. Corp. Rev.,
                        Ser. B, 5.50%, 4/01/21 .....................................................   4/03 at 102      1,025,540
 AAA         1,000     New York St. Med. Care Fac., Fin. Agcy. Rev., St. Lukes Roosevelt Hosp.,
                       5.625%, 8/15/18, FHA .......................................................    8/03 at 102      1,033,070
 BBB+          900     New York St. Urban Dev. Corp. Rev., Youth Fac., 5.875%, 4/01/09 ............    4/04 at 102        970,956
 AAA         1,000     Port Auth. of NY & NJ, 5.70%, 10/15/20, MBIA ...............................   10/02 at 101      1,035,110
 A-          1,000     Ulster Cnty. Res. Rec. Agcy., Solid Waste Sys. Rev., 5.90%, 3/01/07 ........    3/03 at 102      1,059,650
 A1          1,000     Westchester Cnty. Ind. Dev. Agcy., Res. Rec. Rev., 5.50%, 7/01/09 ..........    7/07 at 101      1,045,520
                                                                                                                      -----------
                                                                                                                       28,455,328
                                                                                                                      -----------


                       See Notes to Financial Statements.

=======================================================================================================================
           Principal
            Amount                                                                          Option Call        Value
 Rating*     (000)                               Description                               Provisions\^      (Note 1)
-----------------------------------------------------------------------------------------------------------------------
                     PUERTO RICO-5.3%
 BBB+     $1,000     Puerto Rico Electric Pwr. Auth., Ser. T, 6.00%, 7/01/16 ..........    7/04 at 102    $  1,077,630
                                                                                                          ------------
                     TOTAL INVESTMENTS-146.1% (COST $26,994,738).......................                     29,532,958
                     Other assets in excess of liabilities-2.4% .......................                        480,218
                     Liquidation value of preferred stock-(48.5)% .....................                     (9,800,000)
                                                                                                          ------------
                     NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS-100% ................                   $ 20,213,176
                                                                                                          ============

----------
 *  Rating: Using the higher of Standard & Poor's, Moody's or Fitch's rating.
 + Option call provisions: Date (month/year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
++  This bond is prerefunded. See Glossary for definition.




--------------------------------------------------------------------------------------------------------------
                 THE FOLLOWING ABBREVIATIONS ARE USED IN PORTFOLIO DESCRIPTIONS:

  AMBAC   - American Municipal Bond Assurance Corporation     G.O.     - General Obligation Bond
  FHA     - Federal Housing Administration                    MBIA     - Municipal Bond Insurance Association
---------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK NEW YORK INVESTMENT
QUALITY MUNICIPAL TRUST INC.
STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS
Investments, at value (cost $26,994,738) (Note 1) .....    $29,532,958
Cash ..................................................         37,638
Interest receivable ...................................        498,294
                                                           -----------
                                                            30,068,890
                                                           -----------
LIABILITIES
Investment advisory fee payable (Note 2) ..............          8,669
Dividends payable-preferred stock .....................          4,161
Administration fee payable (Note 2) ...................          2,477
Other accrued expenses ................................         40,407
                                                           -----------
                                                                55,714
                                                           -----------
NET INVESTMENT ASSETS .................................    $30,013,176
                                                           ===========
Net investment assets were comprised of:
  Common stock:
   Par value (Note 4) .................................    $    13,071
   Paid-in capital in excess of par ...................     18,082,239
 Preferred stock (Note 4) .............................      9,800,000
                                                           -----------
                                                            27,895,310
 Undistributed net investment income ..................        226,992
 Accumulated net realized loss ........................       (647,346)
 Net unrealized appreciation ..........................      2,538,220
                                                           -----------
Net investment assets, April 30, 1999 .................    $30,013,176
                                                           ===========
Net assets applicable to common shareholders ..........    $20,213,176
                                                           ===========
Net asset value per common share:
  ($20,213,176 \d 1,307,093 shares of
  common stock issued and outstanding) ................         $15.46
                                                                ======



--------------------------------------------------------------------------------
THE BLACKROCK NEW YORK INVESTMENT
QUALITY MUNICIPAL TRUST INC.
STATEMENT OF OPERATIONS
SIX MONTHS ENDED APRIL 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

NET INVESTMENT INCOME
Income
  Interest and discount earned .........   $815,366
                                           --------

Expenses
  Investment advisory ..................     52,418
  Administration .......................     14,977
  Auction agent ........................     12,000
  Directors ............................      7,000
  Reports to shareholders ..............      4,000
  Transfer agent .......................      4,000
  Audit ................................      3,500
  Legal ................................      3,000
  Custodian ............................      2,000
  Miscellaneous ........................      2,391
                                           --------
  Total expenses .......................    105,286
                                           --------
Net investment income ..................    710,080
                                           --------
UNREALIZED LOSS
ON INVESTMENTS (NOTE 3)

Net change in unrealized appreciation on
 investments ...........................   (177,402)
                                           --------
NET INCREASE IN NET INVESTMENT ASSETS
RESULTING FROM OPERATIONS ..............   $532,678
                                           ========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
The BlackRock New York Investment Quality Municipal Trust Inc.
Statements of Changes in Net Investment Assets (Unaudited)
--------------------------------------------------------------------------------

                                                                              SIX MONTHS ENDED       YEAR ENDED
                                                                                  APRIL 30,         OCTOBER 31,
                                                                                    1999                1998
                                                                             ------------------   ---------------
INCREASE (DECREASE) IN NET INVESTMENT ASSETS

Operations:

 Net investment income ...................................................      $   710,080        $  1,402,720

 Net change in unrealized appreciation (depreciation) on investments .....         (177,402)            850,599
                                                                                -----------        ------------
 Net increase in net investment assets resulting from operations .........          532,678           2,253,319
                                                                                -----------        ------------
Dividends and distributions:

 To common shareholders from net investment income .......................         (534,218)         (1,068,445)

 To preferred shareholders from net investment income ....................         (143,993)           (319,756)
                                                                                -----------        ------------
 Total dividends and distributions .......................................         (678,211)         (1,388,201)
                                                                                -----------        ------------
  Total increase (decrease) ..............................................         (145,533)            865,118

NET INVESTMENT ASSETS

Beginning of period ......................................................       30,158,709          29,293,591
                                                                                -----------        ------------
End of period ............................................................      $30,013,176        $ 30,158,709
                                                                                ===========        ============


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
The BlackRock New York Investment Quality Municipal Trust Inc.
Financial Highlights (Unaudited)
--------------------------------------------------------------------------------

                                                                       SIX MONTHS ENDED
                                                                           APRIL 30,
                                                                             1999
                                                                    ----------------------
 PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period .............................         $ 15.58
                                                                            -------
 Net investment income ............................................             .54
 Net realized and unrealized gain (loss) on investments ...........            (.14)
                                                                            -------
 Net increase (decrease) from investment operations ...............             .40
                                                                            -------
 Dividends and Distributions:
  Dividends from net investment income to:
   Common shareholders ............................................            (.41)
   Preferred shareholders .........................................            (.11)
  Distributions in excess of net realized gain
  on investments to:
   Common shareholders ............................................               -
   Preferred shareholders .........................................               -
                                                                            -------
 Total dividends and distributions ................................            (.52)
                                                                            -------
 Net asset value, end of period* ..................................         $ 15.46
                                                                            ========
 Per share market value, end of period* ...........................         $ 15.63
                                                                            ========
 TOTAL INVESTMENT RETURN+:  .......................................            6.01%
 RATIOS TO AVERAGE NET ASSETS OF COMMON
  SHAREHOLDERS++:
 Expenses .........................................................            1.04%+++
 Net investment income before preferred stock dividends ...........            7.05%+++
 Preferred stock dividends ........................................            1.43%+++
 Net investment income available to common shareholders ...........            5.62%+++

 SUPPLEMENTAL DATA:
 Average net assets of common shareholders (in thousands) .........         $20,319
 Portfolio turnover rate ..........................................               0%
 Net assets of common shareholders, end of period
  (in thousands) ..................................................         $20,213
 Asset coverage per share of preferred stock, end of period## .....         $76,564
 Preferred stock outstanding (in thousands) .......................         $ 9,800



                                                                                  Year Ended October 31,
                                                                    --------------------------------------------------
                                                                        1998        1997         1996         1995
                                                                        ----        ----         ----         ----
 PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period .............................   $ 14.91     $ 14.00      $ 13.82     $  11.54
                                                                      -------     -------      -------     --------
 Net investment income ............................................      1.06        1.07         1.05        1.06
 Net realized and unrealized gain (loss) on investments ...........       .67         .90          .18        2.29
                                                                      -------     -------      -------     -------
 Net increase (decrease) from investment operations ...............      1.73        1.97         1.23        3.35
                                                                      -------     -------      -------     -------
 Dividends and Distributions:
  Dividends from net investment income to:
   Common shareholders ............................................      (.82)       (.81)        (.78)       (.79)
   Preferred shareholders .........................................      (.24)       (.25)        (.26)       (.28)
  Distributions in excess of net realized gain
  on investments to:
   Common shareholders ............................................         -          **         (.01)          -
   Preferred shareholders .........................................         -          **           **           -
                                                                      -------     --------     -------     -------
 Total dividends and distributions ................................     (1.06)      (1.06)       (1.05)      (1.07)
                                                                      -------     -------      -------     -------
 Net asset value, end of period* ..................................   $ 15.58     $ 14.91      $ 14.00     $ 13.82
                                                                      =======     =======      =======     =======
 Per share market value, end of period* ...........................   $ 15.13     $ 14.25      $ 12.625    $ 12.75
                                                                      =======     =======      =======     =======
 TOTAL INVESTMENT RETURN+:  .......................................     11.85%      19.89%        5.43%      29.94%
 RATIOS TO AVERAGE NET ASSETS OF COMMON
  SHAREHOLDERS++:
 Expenses .........................................................      1.15%       1.24%        1.37%       1.37%
 Net investment income before preferred stock dividends ...........      7.02%       7.52%        7.63%       8.34%
 Preferred stock dividends ........................................      1.60%       1.76%        1.91%       2.19%
 Net investment income available to common shareholders ...........      5.42%       5.76%        5.72%       6.15%
 SUPPLEMENTAL DATA:
 Average net assets of common shareholders (in thousands) .........   $19,980     $18,608      $17,904     $16,545
 Portfolio turnover rate ..........................................         0%         14%          79%        129%
 Net assets of common shareholders, end of period
  (in thousands) ..................................................   $20,359     $19,494      $18,294     $18,068
 Asset coverage per share of preferred stock, end of period## .....   $76,935     $74,739      $71,668     $71,091
 Preferred stock outstanding (in thousands) .......................   $ 9,800     $ 9,800      $ 9,800     $ 9,800



                                                                         1994
                                                                         ----
 PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period .............................   $  14.52
                                                                      --------
 Net investment income ............................................       1.03
 Net realized and unrealized gain (loss) on investments ...........      (3.03)
                                                                      --------
 Net increase (decrease) from investment operations ...............      (2.00)
                                                                      --------
 Dividends and Distributions:
  Dividends from net investment income to:
   Common shareholders ............................................       (.79)
   Preferred shareholders .........................................       (.19)
  Distributions in excess of net realized gain
  on investments to:
   Common shareholders ............................................          -
   Preferred shareholders .........................................          -
                                                                      --------
 Total dividends and distributions ................................       (.98)
                                                                      --------
 Net asset value, end of period* ..................................   $  11.54
                                                                      ========
 Per share market value, end of period* ...........................   $  10.50
                                                                      ========
 TOTAL INVESTMENT RETURN+:  .......................................     (18.56%)
 RATIOS TO AVERAGE NET ASSETS OF COMMON
  SHAREHOLDERS++:
 Expenses .........................................................       1.29%
 Net investment income before preferred stock dividends ...........       7.76%
 Preferred stock dividends ........................................       1.46%
 Net investment income available to common shareholders ...........       6.30%
 SUPPLEMENTAL DATA:
 Average net assets of common shareholders (in thousands) .........   $ 17,274
 Portfolio turnover rate ..........................................         71%
 Net assets of common shareholders, end of period
  (in thousands) ..................................................   $ 15,085
 Asset coverage per share of preferred stock, end of period## .....   $126,963
 Preferred stock outstanding (in thousands) .......................   $  9,800

----------
  * Net asset value and market value are published in The Wall Street Journal each Monday.
 ** Actual amount paid to preferred shareholders for the year ended October 31, 1996 was $.0034 per common share. Actual amount paid for the year ended October 31, 1997 to common shareholders was $0.004417 per share and to preferred shareholders was $0.001476 per common share.
 ##    A stock split occurred on July 24, 1995 (Note 4).
  + Total investment return is calculated assuming a purchase of common stock at the current market value on the first day and a sale at the current market price on the last day of each year reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. This calculation does not reflect brokerage commissions.
 ++ Ratios are calculated on the basis of income, expenses and preferred stock dividends applicable to both the common and preferred shares relative to the average net assets of common shareholders.
+++    Annualized.

The information above represents the unaudited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's common shares.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK NEW YORK INVESTMENT
QUALITY MUNICIPAL TRUST INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION &             The  BlackRock  New  York  Investment Quality
ACCOUNTING                         Accounting Municipal Trust Inc. (the "Trust")
POLICIES                           was organized in Maryland  on April  12, 1993
                                   as a non-diversified,  closed-end  management
investment company. The Trust's investment objective is to manage a portfolio of high quality securities while providing high current income exempt from regular federal and New York state income tax consistent with the preservation of capital. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in the state, a specific industry or region. No assurance can be given that the Trust's investment objective will be achieved.

     The following is a summary of significant accounting policies followed by the Trust.

SECURITIES VALUATION: Municipal securities (including commitments to purchase such securities on a "when-issued" basis) are valued on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

     Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, if their term to maturity from date of purchase is 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original term to maturity from date of purchase exceeded 60 days.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Trust accretes original issue discounts or amortizes premium on securities purchased using the interest method.

FEDERAL INCOME TAXES: For federal income tax purposes, the Trust is treated as a separate taxpaying entity. It is the intent of the Trust to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. For this reason and because substantially all of the Trust's gross income consists of tax-exempt interest, no federal income tax provision is required.

DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends and distributions to common shareholders monthly from net investment income, net realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards may be distributed annually. Dividends and distributions are recorded on the ex-dividend date. Dividends and distributions to preferred shareholders are accrued and determined as described in Note 4.

ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


NOTE 2. AGREEMENTS                The Trust has an Investment Advisory Agreement
                                  with  BlackRock  Financial  Management,  Inc.,
(The "Adviser"), a wholly-owned corporate subsidiary of BlackRock Advisors, Inc., which is an indirect majority-owned subsidiary of PNC Bank, N.A., and an Administration Agreement with Prudential Investments Fund Management LLC ("PIFM"), an indirect, wholly-owned subsidiary of The Prudential Insurance Company of America.

     The investment fee paid to the Adviser is computed weekly and payable monthly at an annual rate of 0.35% of the Trust's average weekly net investment assets. The administration fee paid to PIFM is also computed weekly and payable monthly at an annual rate of 0.10% of the Trust's average weekly net investment assets.

     Pursuant to the agreements, the Adviser provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust who are affiliated persons of the Adviser. PIFM pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.

NOTE 3. PORTFOLIO                 There were no purchases or sales of investment
SECURITIES                        securities, other than short-term investments,
for the period ended April 30, 1999.

     The federal  income tax basis of the Trust's  investments at April 30, 1999
was  substantially   the  same  as  the  basis  for  financial   reporting  and,
accordingly, net and gross unrealized appreciation was $2,538,220.

     For federal income tax purposes, the Trust had a capital loss carryforward at October 31, 1998 of approximately $647,000 of which $448,000 will expire in 2002 and $199,000 will expire in 2003. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amount.


NOTE 4. CAPITAL                   There are 200 million shares of $.01 par value
                                  common  stock  authorized.  Of  the  1,307,093
shares outstanding at April 30, 1999, the Adviser owned 7,093 shares. As of April 30, 1999 there were 392 shares of Preferred Stock Series F7 outstanding.

     The Trust may classify or reclassify any unissued shares of common stock into one or more series of preferred stock. On July 29, 1993 the Trust reclassified 196 shares of common stock and issued a series of Auction Market Preferred Stock ("Preferred Stock") Series F7. The Preferred Stock had a liquidation value of $50,000 per share plus any accumulated but unpaid dividends. On May 16, 1995 shareholders approved a proposal to split each share of preferred stock into two shares and simultaneously reduce each share's liquidation preference from $50,000 to $25,000 plus any accumulated but unpaid dividends. The stock split occurred on July 24, 1995.

     Dividends on Series F7 are cumulative at a rate established at the initial public offering and are typically reset every 7 days based on the results of an auction. Dividend rates ranged from 2.60% to 3.50% during the period ended April 30, 1999.

     The Trust may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution, or purchase, asset coverage with respect to the outstanding Preferred Stock would be less than 200%.

     The Preferred Stock is redeemable at the option of the Trust, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated or unpaid dividends whether or not declared. The Preferred Stock is also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared if certain requirements relating to the composition of the assets and liabilities of the Trust as set forth in the Articles of Incorporation are not satisfied.

     The holders of Preferred Stock have voting rights equal to the holders of common stock (one vote per share) and will vote together with holders of shares of common stock as a single class. However, holders of Preferred Stock are also entitled to elect two of the Trust's directors. In addition, the Investment Company Act of 1940 requires that along with approval by stockholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class would be required to
(a) adopt any plan of reorganization that would adversely affect the preferred shares and (b) take any action requiring a vote of security holders, including, among other things, changes in the Trust's subclassification as a closed-end investment company or changes in its fundamental investment restrictions.


NOTE 5. DIVIDENDS                 Subsequent  to  April 30, 1999, the  Board  of
                                  Directors  of  the  Trust  declared a dividend
from undistributed earnings of $.068125 per common share payable May 28, 1999 to shareholders of record on May 14, 1999.

     For the period May 1, 1999 to May 31, 1999, dividends declared on Preferred Stock totalled $27,561 in aggregate for the outstanding Preferred Stock.

(TO COME)

                                                                         ANNEX A

            DESCRIPTION OF CREDIT RATINGS FOR MUNICIPAL OBLIGATIONS

Standard & Poor's Corporation--A brief description of the applicable Standard & Poor's Corporation ("S&P") rating symbols and their meanings (as published by S&P) follows:

Long Term Debt
An S&P corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

     The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

     The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

     The ratings are based, in varying degrees, on the following considerations:

     1. Likelihood of default--capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

    2. Nature of and provisions of the obligation;

     3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Investment Grade

AAA Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Speculative Grade Rating
Debt rated "BB", "B", "CCC", "CC" and "C" is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristics these are outweighed by major uncertainties or major exposures to adverse conditions.

BB Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB--" rating.

B Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB--" rating.

CCC Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

           The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B--" rating.

CC The rating "CC" typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" debt rating.

C The rating "C" typically is applied to debt subordinated to senior debt which is assigned an actual or implied "CCC--" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI The rating "CI" is reserved for income bonds on which no interest is being paid.

D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.

L The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is federally insured by the Federal Savings & Loan Insurance Corp. or the Federal Deposit Insurance Corp.* and interest is adequately collateralized. In the case of certificates of deposit the letter "L" indicates that the deposit, combined with other deposits being held in the same right and capacity will be honored for principal and accrued pre-default interest up to the Federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

* Continuance of the rating is contingent upon S&P's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flow.

NR Indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Municipal Notes

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

           -- Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note).

           -- Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

Note rating symbols are as follows:

SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2       Satisfactory capacity to pay principal and interest.

SP-3       Speculative capacity to pay principal and interest.

     A note rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

Commercial Paper
An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

     Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign(+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated "B" are regarded as having only speculative capacity for timely payment.

C This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

     A commercial rating is not a recommendation to purchase, sell, or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

     Moody's Investors Service, Inc.--A brief description of the applicable Moody's Investors Service, Inc. ("Moody's") rating symbols and their meanings (as published by Moody's) follows:

Municipal Bonds

Aaa Bonds which are rated Aaa are judged to be of the best quality.They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Con(...) Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

     Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating category from Aa to B in the public finance sectors. The modifier 1 indicates that the issuer is in the higher end of its letter rating category; the modifier 2 indicates a mid-range ranking; the modifier 3 indicates that the issuer is in the lower end of the letter ranking category.

Short-Term Loans
MIG 1/VMIG 1 This  designation  denotes  best  quality.  There is present strong protection by established cash flows, superior liquidity support or demonstrated broadbased access to the market for refinancing.

MIG 2/VMIG 2 This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3 This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well-established.

MIG 4/VMIG 4 This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

S.G. This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

Commercial Paper
Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

             --     Leading market positions in well-established industries.

             --     High rates of return on funds employed.

             -- Conservative capitalization structures with moderate reliance on debt and ample asset protection.

             -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

             -- Well-established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

     Issuers rated Not Prime do not fall within any of the Prime rating categories.

    Fitch IBCA, Inc.--A brief description of the applicable Fitch IBCA, Inc.

    ("Fitch") ratings symbols and meanings (as published by Fitch) follows:

Long-Term Credit Ratings

Long-Term Credit Ratings

Investment Grade
AAA Highest credit quality. `AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. `AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. `A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nev-ertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. `BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade
BB Speculative. `BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. `B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C   High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A `CC' rating indicates that default of some kind appears probable. `C' ratings signal imminent default.

DDD, DD,
 and D Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. `DDD' obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. `DD' indicates potential recoveries in the range of 50%-90%, and `D' the lowest recovery potential, i.e., below 50%.

     Entities rated in this category have defaulted on some or all of their obligations. Entities rated `DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated `DD' and `D' are generally undergoing a formal reorganization or liquidation process; those rated `DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated `D' have a poor prospect for repaying all obligations.

Short-Term Credit Ratings
A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1 Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D            Default. Denotes actual or imminent payment default.

Notes:
"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the `AAA' long-term rating category, to categories below `CCC', or to short-term ratings other than `F1'.

`NR' indicates that Fitch IBCA does not rate the issuer or issue in question.

`Withdrawn': A rating is withdrawn when Fitch IBCA deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Alert: Ratings are placed on Rating Alert to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. RatingAlert is typically resolved over a relatively short period.

                                                                         ANNEX B

DESCRIPTION OF NEW YORK MUNICIPAL SECURITIES


As described in the Prospectus, except during temporary periods, the Funds invest substantially all of their assets in New York municipal securities. In addition, the specific New York municipal securities in which the Funds may invest may change from time to time. The Funds are therefore susceptible to political, economic, regulatory or other factors affecting issuers of New York municipal securities. The following information constitutes only a brief summary of a number of the complex factors which may impact issuers of New York municipal securities and does not purport to be a complete or exhaustive description of all adverse conditions to which issuers of New York municipal securities may be subject. Such information is derived from official statements utilized in connection with the issuance of New York municipal securities, as well as from other publicly available documents. Such information has not been independently verified by the Funds, and the Funds assume no responsibility for the completeness or accuracy of such information. The summary below does not include all of the information pertaining to the budget, receipts and disbursements of the State of New York that would ordinarily be included in various public documents issued thereby, such as an Official Statement prepared in connection with the issuance of general obligation bonds of the State of New York. Such an Official Statement, together with any updates or supplements thereto, may generally be obtained upon request to the Budget Office of the State of New York.

     THE NEW YORK STATE ECONOMY. New York is the third most populous state in the nation and has a relatively high level of personal wealth. The state's economy is diverse, with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. Travel and tourism constitute an important part of the state's economy. As in most states, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries. To the extent that a particular industry sector represents a larger portion of the state's total economy, the greater impact that a downturn in such sector is likely to have on the state's economy.

     SERVICES. The services sector, which includes entertainment, personal services, such as health care and auto repairs, and business-related services, such as information processing, law and accounting, is the state's leading economic sector. The services sector accounts for more than three of every ten nonagricultural jobs in New York and has a noticeably higher proportion of total jobs than does the rest of the nation.

     MANUFACTURING. Manufacturing employment continues to decline in importance in New York, as in most other states, and New York's economy is less reliant on this sector than is the nation. The principal manufacturing industries in recent years produced printing and publishing materials, instruments and related products, machinery apparel and finished fabric products, electronic and other electric equipment, food and related products, chemical and allied products, and fabricated metal products.

     TRADE. Wholesale and retail trade is the second largest sector in terms of nonagricultural jobs in New York but is considerably smaller when measured by income share. Trade consists of wholesale businesses and retail businesses, such as department stores and eating and drinking establishments.

     FINANCE, INSURANCE AND REAL ESTATE. New York City is the nation's leading center of banking and finance and, as a result, this is a far more important sector in the state than in the nation as a whole. Although this sector accounts for under one-tenth of all nonagricultural jobs in the state, it contributes over one-sixth of all nonfarm labor and proprietors' income.

     AGRICULTURE. Farming is an important part of the economy of large regions of the state, although it constitutes a very minor part of total state output. Principal agricultural products of the state include milk and dairy products, greenhouse and nursery products, apples and other fruits, and fresh vegetables. New York ranks among the nation's leaders in the production of these commodities.

     Government Federal, state and local government together are the third largest sector in terms of nonagricultural jobs, with the bulk of the employment accounted for by local governments. Public education is the source of nearly one-half of total state and local government employment.

     STATE BUDGETARY OUTLOOK. State law requires the Governor of New York to propose a balanced budget each year. In recent years, New York closed projected budget gaps of $5.0 billion (1995-96), $3.9 billion (1996-97), $2.3 billion (1997-98), and less than $1 billion (1998-99). The state, as a part of the 1998-99 Executive Budget projections submitted to the state legislature in February 1998, projected a 1999-2000 budget gap of approximately $1.7 billion and a 2000-01 gap of $3.7 billion for the General Fund, the primary operating fund of the state. As a result of changes made in the 1998-99 enacted budget, the 1999-2000 gap is now expected to be roughly $1.3 billion, or about $400 million less than previously projected, after application of reserves created as part of the 1998-99 budget process. Such reserves would not be available against subsequent year imbalances.

     Sustained growth in the state's economy could contribute to closing projected budget gaps over the next several years, both in terms of higher-than-projected tax receipts and in lower-than-expected entitlement spending. However, the state's projections in 1990-2000 currently assume actions to achieve $600 million in lower disbursements and $250 million in additional receipts from the settlement of state claims against the tobacco industry. These projections do not include any costs associated with new collective bargaining agreements after the expiration of the current round of contracts at the end of the 1998-99 fiscal year. The state expects that the 1999-2000 Financial Plan will achieve savings from initiatives by state agencies to deliver services more efficiently, workforce management efforts, maximization of the federal and non-General Fund spending offsets, and other actions necessary to bring projected disbursements and receipts into balance.

     The state will formally update its outyear projections of receipts and disbursements for the 2000-01 and 2001-02 fiscal years as a part of the 1999-2000 Executive Budget process, as required by law. The revised expectations for years 2000-01 and 2001-02 will reflect the cumulative impact of tax reductions and spending commitments enacted over the last several years as well as new 1999-2000 Executive Budget recommendations. The School Tax Relief or "STAR" program, which dedicates a portion of personal income tax receipts to fund school tax reductions, has a significant impact on General Fund receipts. STAR is projected to reduce personal income tax revenues available to the General Fund by an estimated $1.3 billion in 2000-01. Measured from the 1998-99 base, scheduled reductions to estate and gift, sales and other taxes, reflecting tax cuts enacted in 1997-98 and 1998-99, will lower General Fund taxes and fees by an estimated $1.8 billion in 2000-01. Disbursement projections for the outyears currently assume additional outlays for school aid, Medicaid, welfare reform, mental health community reinvestment, and other multi-year spending commitments in law.

     Actions affecting the level of receipts and disbursements, the relative strength of the state and regional economy, and actions by the federal government have helped to create projected structural budget gaps for the State of New York. These gaps result from a significant disparity between recurring revenues and the costs of maintaining or increasing the level of support for state programs. To address a potential imbalance in any given fiscal year, the state would be required to take actions to increase receipts and/or reduce disbursements as it enacts the budget for that year. There can be no assurance, however, that the state legislature will enact the Governor's proposals or that the state's actions will be sufficient to preserve budgetary balance in a given fiscal year or to align recurring receipts and disbursements in future fiscal years. For example, the fiscal effects of tax reductions adopted in the last several fiscal years (including 1998-99) are projected to grow more substantially beyond the 1998-99 fiscal year, with the incremental annual cost of all currently enacted tax reductions estimated at over $4 billion by the time they are fully effective in State fiscal year 2002-03. These actions will place pressure on future budget balance in New York State. An additional risk to the state's financial plan arises from the potential impact of certain litigation and of federal disallowances now pending against the state, which could adversely affect the state's projections of receipts and disbursements.

     STATE YEAR 2000 COMPLIANCE. New York State is currently addressing "Year 2000" data processing compliance issues. In 1996, the State created the Office for Technology (OFT) to help address statewide technology issues, including the Year 2000 issue. OFT has estimated that investments of at least $140 million will be required to bring approximately 350 state mission-critical and high-priority computer systems not otherwise scheduled for replacement into Year 2000 compliance, and the state is planning to spend $100 million in the 1998-99 fiscal year for this purpose. Mission-critical computer applications are those which impact the health, safety and welfare of the state and its citizens, and for which failure to be in Y2K compliance could have a material and adverse impact upon state operations. High-priority computer applications are those that are critical for a state agency to fulfill its mission and deliver services, but for which there are manual alternatives. Work has been completed on roughly 20 percent of these systems. All remaining unfinished mission-critical and high-priority systems have at least 40 percent or more of the work completed. Contingency planning is under way for those systems which may be noncompliant prior to failure dates. The enacted budget also continues funding for maior systems scheduled for replacement, including the state payroll, civil service, tax and finance and welfare management systems, for which year 2000 compliance is included as a part of the project. OFT is monitoring compliance on a quarterly basis and is providing assistance and assigning resources to accelerate compliance for mission critical systems, with most compliance testing expected to be completed by mid-1999. There can be no guarantee, however, that all of the state's mission-critical and high-priority computer systems will be Year 2000 compliant and that there will not be an adverse impact upon state operations or state finances as a result.

     NEW YORK CITY. New York City, with a population of approximately 7.4 million, is an international center of business and culture. Its non-manufacturing economy is broadly based, with the banking and securities, life insurance, communications, publishing, fashion design, retailing and construction industries accounting for a significant portion of the city's total employment earnings. Additionally, the city is the nation's leading tourist destination. Manufacturing activity in the city is conducted primarily in apparel and printing.

     For each of the 1981 through 1997 fiscal years, the city had an operating surplus, before discretionary transfers, and achieved balanced operating results as reported in accordance with then applicable generally accepted accounting principles, after discretionary transfers. The city has been required to close substantial gaps between forecast revenues and forecast expenditures in order to maintain balanced operating results. There can be no assurance that the city will continue to maintain balanced operating results as required by state law without tax or other revenue increases or reductions in city services or entitlement programs, which could adversely affect the city's economic base.

     As required by law, the city prepares a four-year annual financial plan, which is reviewed and revised on a quarterly basis and which includes the city's capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The city's current financial plan projects a surplus in the 1999 fiscal year, before discretionary transfers, and budget gaps for each of the 2000, 2001 and 2002 fiscal years. This pattern of current year surplus operating results and projected subsequent year budget gaps has been consistent through the entire period since 1982, during which the city has achieved surplus operating results, before discretionary transfers, for each fiscal year.

     The city depends on aid from the State of New York both to enable the city to balance its budget and to meet it cash requirements. There can be no assurance that there will not be reductions in state aid to the city from amounts currently projected; that state budgets will be adopted by the April 1 statutory deadline, or interim appropriations enacted; or that any such reductions or delays will not have adverse effects on the city's cash flow or expenditures. In addition, the federal budget negotiation process could result in a reduction in or a delay in the receipt of federal grants which could have additional adverse effects on the city's cash flow or revenues.

     Implementation of the city's financial plan is dependent upon the city's ability to market its securities successfully. The city's financing program for fiscal years 1999 through 2002 contemplates the issuance of $5.2 billion of general obligation bonds and $5.4 billion of bonds to be issued by the New York City Transitional Finance Authority (the "Finance Authority") to finance city capital projects. The Finance Authority was created to assist the city in financing its capital program while keeping city indebtedness within the forecast level of the constitutional restrictions on the amount of debt the city is authorized to incur. In addition, the city issues revenue and tax anticipation notes to finance its seasonal working capital requirements. The success of projected public sales of city bonds and notes, New York City Municipal Water Finance Authority ("Water Authority") bonds and Finance Authority bonds will be subject to prevailing market conditions. The city's planned capital and operating expenditures are dependent upon the sale of its general obligation bonds and notes, and the Water Authority and Finance Authority bonds. Future developments concerning the city and public discussion of such developments, as well as prevailing market conditions, may affect the market for outstanding city general obligation bonds and notes.

     OTHER NEW YORK RISK FACTORS. When compared with the average ratings among other states of full faith and credit state debt obligations, the credit risk associated with obligations of the state of New York and its agencies and authorities, including general obligation and revenue bonds, "moral obligation" bonds, lease, debt, appropriation debt and notes is somewhat higher than average. Moreover, the credit quality of such obligations may be more volatile insofar as the state's credit rating has historically been upgraded and downgraded much more frequently than most other states.

     The combined state and local taxes of residents of the state of New York, and particularly of residents of New York City, are among the highest in the country, which may limit the ability of the state and its localities to raise additional revenue. In addition, combined state and local debt per capita in the state is significantly above the national average and debt service expenditures have represented an increasing claim on state and local budgets.

     Additionally, many factors, including national, economic, social and environmental policies and conditions, which are not within the control of such issuers, could have an adverse impact on the financial condition of such issuers. The Funds cannot predict whether or to what extent such factors or other factors may affect the issuers of New York municipal securities, the market value or marketability of such securities or the ability of the respective issuers of such securities acquired by the Funds to pay interest on or principal of such securities. The creditworthiness of obligations issued by local New York issuers may be unrelated to the creditworthiness of obligations issued by the State of New York, and there is no responsibility on the part of the State of New York to make payments on such local obligations. There may be specific factors that are applicable in connection with investment in the obligations of particular issuers located within New York, and it is possible the Funds may invest in obligations of particular issuers as to which such specific factors are applicable. However, the information set forth below is intended only as a general summary and not as a discussion of any specific factors that may affect any particular issuer of New York municipal securities.

STRATEGIC TRANSACTIONS
     The Funds may, but is not required to, utilize various other investment strategies as described below to hedge various market risks (such as interest rates and broad or specific market movements) or to manage the effective maturity or duration of the Funds' fixed-income securities. Such strategies are generally accepted by modern portfolio managers and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.

     In the course of pursuing these investment strategies, the Funds may purchase and sell derivative instruments, such as exchange-listed and over-the-counter put and call options on securities, financial futures, interest rate indices and other financial instruments, purchase and sell financial futures contracts and options thereon, or enter into various interest rate transactions such as swaps, caps, floors or collars (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Funds' portfolio resulting from securities markets fluctuations, to protect the Funds' unrealized gains in the value of their portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Funds' portfolio, or to establish a position in derivatives markets as a temporary substitute for purchasing or selling particular securities.

     Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Funds to utilize these Strategic Transactions successfully will depend on the Investment Adviser's ability to predict pertinent market movements, which cannot be assured. The Funds will comply with applicable regulatory requirements where implementing these strategies, techniques and instruments. Strategic Transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or portfolio management purposes and not for speculative purposes.

     Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Investment Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Funds, force the sale or purchase of portfolio securities at inopportune times or for prices other than current market values, limit the amount of appreciation the Funds' net asset values.

                                    PART C

                               OTHER INFORMATION

Item 15. Indemnification.

Reference is made to Article VI of RNY's By-laws.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions or otherwise, the Company has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expense incurred or paid by the director, officer, or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the shares being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

16. Exhibits

(1)   Articles of Incorporation+
(1)(a) Articles of Amendment to Certificate of Incorporation+
(2)   By-Laws+
(3)   INAPPLICABLE
(4)   Agreement of Merger**
(5)   Articles Supplementary+
(6)   Investment Advisory Contract+
(7)   INAPPLICABLE
(8)   INAPPLICABLE
(9)   Custodian Contract+
(10)  INAPPLICABLE
(11)  Opinion of Counsel
(12)  Consent of Skadden, Arps, Slate, Meagher & Flom LLP+
(13)(a) Transfer Agency Agreement between the Registrant and State Street Bank & Trust Company+
  (b)Form of Auction Agent Agreement+
  (c)Form of Broker-Dealer Agreement+
  (d)Form of Letter of Representations
(14)  Consent of Deloitte & Touche LLP, independent auditors for the
      Applicant*
(15)  INAPPLICABLE
(16)  Power of Attorney*
(17)  INAPPLICABLE
--------
* Filed herewith
**Included as Appendix I to Combined Proxy Statement/Prospectus
+To be filed by Amendment

Item 17. Undertakings.

  (a) The Registrant undertakes to suspend offering of the shares of common stock covered hereby until it amends its Prospectus contained herein if (1) subsequent to the effective date of this Registration Statement, its net asset value per share of common stock declines more than 10 percent from its net asset value per share of common stock as of the effective date of this Registration Statement, or (2) its net asset value per share of common stock increases to an amount greater than its net proceeds as stated in the Prospectus contained herein.

  (b) The Registrant undertakes that: (1) For the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to Rule 497(h) under the Securities Act shall be deemed to be a part of the registration statement as of the time it was declared effective; (2) For the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                                   SIGNATURE

  As required by the Securities Act of 1933, this registration statement has been signed on behalf by the registrant, in the City of New York, and State of New York, on the 23rd day of July, 1999.

                                          THE BLACKROCK NEW YORK INVESTMENT
                                          QUALITY MUNICIPAL TRUST INC.

                                                 /s/ Ralph L. Schlosstein
                                          By___________________________________
                                              Ralph L. Schlosstein President

  Each person whose signature appears below hereby authorizes Ralph L. Schlosstein, Laurence D. Fink and Karen H. Sabath, or any of them, as attorney-in-fact, to sign on his behalf, individually and in each capacity stated below, any amendments to this Registration Statement (including post-effective amendments) and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

  As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

             Signatures                        Title                 Date

                  *                    President (Principal     July 23, 1999
-------------------------------------   Executive Officer)
          Laurence D. Fink              and Director

          /s/ Henry Gabbay
-------------------------------------  Treasurer (Principal     July 23, 1999
            Henry Gabbay                Financial and
                                        Accounting Officer)

      /s/ Ralph L. Schlosstein
-------------------------------------  President and            July 23, 1999
        Ralph L. Schlosstein            Director

                  *
-------------------------------------  Director                 July 23, 1999
          Andrew F. Brimmer

                                       Director
-------------------------------------
         Richard E. Cavanagh

             Signatures                         Title                Date

                  *                     Director                July 23, 1999
-------------------------------------
             Kent Dixon

                  *                     Director                July 23, 1999
-------------------------------------
          Frank J. Fabozzi

                                        Director
-------------------------------------
           James Grosfeld

                  *                     Director                July 23, 1999
-------------------------------------
     James Clayburn LaForce, Jr.

                  *                     Director                July 23, 1999
-------------------------------------

          Walter F. Mondale

--------
* Signed by Ralph L. Schlosstein pursuant to power of attorney, dated July 22, 1999.

      /s/ Ralph L. Schlosstein
-------------------------------------
        Ralph L. Schlosstein

                       THE BLACKROCK NEW YORK INVESTMENT
                      QUALITY MUNICIPAL TRUST INC. ("RNY")

                                 EXHIBIT INDEX

 Exhibit
 Number                            Description
 -------                           -----------
         Consent of Deloitte & Touche LLP, independent auditors for the
  (14)   Applicant
  (16)   Power of Attorney